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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                     	  Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2009 through January 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Classic
Balanced Fund

--------------------------------------------------------------------------------
Semiannual Report | January 31, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   AOBLX
Class B   ASBBX
Class C   PCBCX
Class Y   AYBLX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                            2

Portfolio Management Discussion                  4

Portfolio Summary                                9

Prices and Distributions                        10

Performance Update                              11

Comparing Ongoing Fund Expenses                 15

Schedule of Investments                         17

Financial Statements                            39

Notes to Financial Statements                   47

Approval of Investment Advisory Agreements      55

Trustees, Officers and Service Providers        59


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain: unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Respectfully,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     3

Portfolio Management Discussion | 1/31/10

The domestic stock market continued to rebound during the six months ended January 31, 2010, amid widening expectations that the economy was beginning to recover from recession. During the same period, corporate bond investments likewise delivered healthy returns, outperforming higher-quality Treasuries and government agency mortgage-backed securities. In the following interview, Portfolio Managers Walter Hunnewell, Jr. and Richard Schlanger discuss the factors that influenced the performance of Pioneer Classic Balanced Fund during the six months ended January 31, 2010. Mr. Hunnewell manages the equity portfolio of the Fund, while Mr. Schlanger is portfolio manager for the Fund's fixed-income investments.

Q How did the Fund perform during the six months ended January 31, 2010?

A Pioneer Classic Balanced Fund Class A shares produced a total return of 8.93% at net asset value during the six months ended January 31, 2010. During the same period, the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P
  500) and the Barclays Capital (formerly Lehman Brothers) Government/Credit Bond Index, returned 9.87% and 3.64%, respectively, while the average return of the 531 funds in Lipper's Mixed-Asset Target Allocation/Moderate category was 7.58%.

Q What were the principal factors affecting the Fund's performance over the six months ended January 31, 2010?

A A heavy exposure to equities and an emphasis on corporate securities within the fixed-income portfolio helped the Fund deliver strong results and outpace its Lipper peers over the six months ended January 31, 2010.

  During the period, prices for stocks and corporate bonds continued to climb in response to evidence that the economy was starting to rebound. Leading economic indicators, such as factory orders, showed improvement, while the housing sector appeared to stabilize. Throughout the six months we maintained a solid emphasis on equities, which represented 64% of Fund assets at the start of the period last August and 63% at the end as of January 31, 2010. At the same time, within the Fund's fixed-income allocation, we focused on opportunities in the corporate bond sector, especially investment-grade securities.

Q What were your principal strategies in managing the Fund's equity portfolio during the six months ended January 31, 2010, and how did they affect the Fund's performance?


4     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

A The Fund's overall sector allocations and good individual security selection combined to help drive the equity portfolio's performance. In particular, our decision to overweight (relative to the S&P 500) the Fund's equity allocations to Health Care and to underweight Utilities proved helpful. In addition, good individual security selection, especially in the Telecommunication Services, Industrials and Energy sectors, all helped Fund performance. On the negative side, stock selection in the Financials sector produced disappointing results for the Fund.

  The Fund's largest overweight position was in Health Care, and that emphasis helped drive the Fund's performance during the six-month period. We believed valuations in Health Care were attractive, and that many stocks in the sector offered generous dividend yields -- an important factor in our strategic goal to produce healthy dividend income from the Fund's equity investments. In addition, we believed the overall market was unduly pessimistic about the negative effects on the sector from the political debate in Washington over possible reforms.

  Less helpful, however, was our decision to overweight the Fund to Materials. We believed materials companies would provide a defense against potential inflationary pressures and a weakening of the U.S. dollar. However, the overall sector underperformed the S&P 500, although good stock selection in the group more than offset the negative allocation effect on the Fund's performance.

  The Fund's biggest underweighted allocation was to the Financials sector, which we thought continued to be vulnerable to the lingering effects of the credit crisis and the recession. In particular, we de-emphasized major commercial and money center banks, which we thought could face further headwinds from problem loans to industrial firms and companies involved in or related to real estate. However, the de-emphasis did not help the Fund's performance, as the stocks of many large banking institutions rebounded from low valuations during the six-month period. Nevertheless, we remain skeptical about the three-year earnings forecasts for the larger banks and have continued to de-emphasize them in the Fund's equity portfolio.

Q What were some of the individual equity investments that affected the Fund's performance during the six-months ended January 31, 2010?

A The Fund's underweighting of integrated energy corporation ExxonMobil, which is a major component of the S&P 500, provided the single largest support to the Fund's results over the period. Within Energy, we tended to focus the Fund more on oil and gas exploration and production companies, which were more directly exposed to changes in commodity prices. The Fund's overweight position in commercial printer R.R. Donnelly & Sons provided additional support to performance, as the stock rebounded


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     5
  sharply after falling to a low price during the stock market slump of late 2008 and early 2009. An investment in industrials conglomerate United Technologies also helped the Fund's performance. That diversified corporation outperformed the market, in part because of its operations in fast-growing foreign markets, including in Asia. In addition, the Fund held a position in the convertible preferred shares of asset manager Legg Mason. The company bought back the preferred shares at a profit to the Fund, as conditions in the credit markets improved. Improved performance by Legg Mason's common stock also helped boost prices for the convertible shares. Another strong performer for the Fund during the period was Regal Entertainment, the largest U.S. theater operator, which was helped by the resiliency of the movie theater business and the improving prospects for the industry, as evidenced by the enormous success of the 3-D film "Avatar."

  On the negative side, the Fund's investment in Philip Morris, which manufactures and markets tobacco products internationally, was the biggest detractor from performance results during the six months ended January 31, 2010. The weak performance came even though the company continued to generate good earnings and to pursue a shareholder-friendly strategy of returning virtually all of its excess cash to its shareholders. In light of those positive factors, we maintained the Fund's position in Philip Morris despite its weak showing. The Fund's investment in CVS/Caremark also hurt relative results, as the stock underperformed due to disappointing results from its Caremark pharmacy benefits business. We have maintained the Fund's position because of our favorable view of the value of the CVS retail franchise, but we are watching the company carefully. Our decision to underweight the Fund in software giant Microsoft and pharmaceutical corporation Merck also did not help performance results, as both firms outperformed the market over the six-month period. In contrast, the Fund's large position in Diamond Offshore International proved to be a drag on results. Despite good earnings and a very high dividend yield, the company's stock was negatively affected by worries that a slump in oil prices might reduce demand for drilling services. Moreover, expectations that a competitor to Diamond would start paying a competitive dividend may have influenced some investors to buy the competitor's stock and sell their stakes in Diamond.

Q What were your principal strategies in managing the Fund's fixed-income portfolio over the six months ended January 31, 2010?

A We maintained a heavy commitment to investment-grade corporate bonds in the Fund's fixed-income portfolio, as investors became more optimistic about the outlook for corporate earnings. At the same time, the Fund held relatively small positions in Treasuries and government agency mortgages, both of which lagged the performance of corporate bonds during the six


6     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10
  months ended January 31, 2010. The highly interest-rate-sensitive government bond market, in particular, saw a significant amount of volatility during the period, as the yields of longer-duration Treasuries rose, undermining their prices.

  At the end of the period on January 31, 2010, 30% of the Fund's fixed-income assets were invested in BBB-rated corporate debt, while another 24.5% of fixed-income assets were invested in A-rated corporates. The Fund also started the period on August 1, 2009, with a modest position in below-investment-grade (high-yield) corporate securities, at about 6% of assets. But we reduced the Fund's high-yield position as the six-month period progressed and ended the period with roughly 4.9% of the Fund's assets invested in high-yield, lower-rated corporates.

  In the Fund's corporate bond investments, we increased the portfolio's commitment to Financials, where we felt the yield advantages of bonds were very attractive. Among the corporate securities in which we invested the Fund's assets were bonds of Financials companies Cantor Fitzgerald, Capital One, Mellon Bank and Protective Life. We also invested the Fund in bonds of Mack-Cali Realty, a real estate investment trust. At the same time, we reduced some of the Fund's bond investments in Industrials, particularly in shorter-maturity securities that we believed to be vulnerable to a potential back-up of short-term interest rates.

  Over the six months, we increased the Fund's fixed-income portfolio's duration somewhat, from 3.59 years at the start of the period on August 1, 2009, to
  3.81 years on January 31, 2010. (Duration is a measure of sensitivity to changes in interest rates.)

  At the end of the period, the average credit quality of the Fund's fixed-income portfolio was A1, the same level as at the start of the period in August 2009.

  (1) Average Credit Quality is an asset weighted average of the higher rating of the fixed income securities, cash, and cash equivalents in the Fund as provided by Moody's or S&P. The rating also includes securities that have not been rated by either of the rating agencies, which has the effect of reducing the overall average. Source: Wilshire Axiom.


Q What is your investment outlook?

A We continue to believe that the stock market offers more opportunity, on a risk/reward basis, than the bond market. As a consequence, we anticipate maintaining greater Fund exposure to equities than bonds, at least over the near term. While equities have staged a huge rally from their March 2009 lows, this must be considered within the context of the overwhelming losses suffered in 2008 and early 2009. Leading economic indicators suggest that the economy is recovering from recession, which should be favorable to corporate profits and stock market performance. Nevertheless, the future is



               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     7
  not without risks, including the potential for higher taxes, more government regulation and rising interest rates -- all of which could be negative for equities.

  Within the fixed-income market, the yield curve -- which reflects the yield differences between longer-term and shorter-term maturities -- is very steep, after a period in which longer-term yields rose. We anticipate that the Federal Reserve Board will maintain an overall accommodative stance in its effort to stimulate growth and reduce unemployment, which continues to be high. At the same time, it is possible that longer-term rates could rise more, which would put pressure on mortgage rates. Given all of those factors, we think it continues to make sense to focus the Fund's fixed-income portfolio on corporate securities, rather than Treasuries or government agency mortgages.

Please refer to the Schedule of Investments on pages 17-38 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


8     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Portfolio Summary | 1/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                             53.3%
U.S. Corporate Bonds                           21.9%
U.S. Government Securities                      9.0%
Depositary Receipts for International Stocks    5.9%
Temporary Cash Investments                      5.1%
Collateralized Mortgage Obligations             2.8%
Asset Backed Securities                         1.0%
Municipal Bonds                                 0.5%
Preferred Domestic                              0.3%
Convertible Corporate Bonds                     0.1%
Foreign Government Bonds                        0.1%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                     21.9%
Health Care                                    12.3%
Information Technology                         11.2%
Government                                     10.3%
Energy                                          9.8%
Industrials                                     9.2%
Consumer Staples                                8.9%
Consumer Discretionary                          6.8%
Materials                                       4.7%
Telecommunication Services                      2.8%
Utilities                                       1.9%
Unassigned                                      0.2%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)


    1.    Teva Pharmaceutical Industries, Ltd.         2.82%
    2.    Phillip Morris International, Inc.           2.77
    3.    Lazard, Ltd.                                 2.39
    4.    Bristol-Myers Squibb Co.                     2.30
    5.    Diamond Offshore Drilling, Inc.              2.15
    6.    McDonald's Corp.                             2.08
    7.    Abbott Laboratories, Inc.                    2.06
    8.    Cisco Systems, Inc.                          1.85
    9.    Emerson Electric Co.                         1.83
   10.    The J.M. Smucker Co.                         1.68

This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     9

Prices and Distributions | 1/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      1/31/10                      7/31/09
--------------------------------------------------------------------------------
           A                         $8.50                         $7.93
--------------------------------------------------------------------------------
           B                         $8.43                         $7.88
--------------------------------------------------------------------------------
           C                         $8.47                         $7.91
--------------------------------------------------------------------------------
           Y                         $8.50                         $7.93
--------------------------------------------------------------------------------

Distributions per Share: 8/1/09-1/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment        Short-Term        Long-Term
         Class       Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A        $0.1363               $ --             $ --
           B        $0.1067               $ --             $ --
           C        $0.1082               $ --             $ --
           Y        $0.1554               $ --             $ --

--------------------------------------------------------------------------------
The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Barclays Capital (formerly Lehman Brothers) Government/Credit Bond Index measures the performance of all debt obligations of the U.S. government agencies and all investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 11-14.


10     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Performance Update | 1/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


Average Annual Total Returns
(As of January 31, 2010)
--------------------------------------------------------------------------------
                                         Net Asset       Public Offering
 Period                                  Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                 4.85%           4.37%
 5 Years                                  3.37            2.42
 1 Year                                  30.96           24.98
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                          1.42%           1.16%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

                                      Barclays Capital
             Pioneer Classic         Government/Credit         Standard & Poor's
              Balanced Fund              Bond Index                500 Index
1/00              10,000                   10,000                    10,000
1/01              10,954                   11,376                     9,910
1/02              11,283                   12,229                     8,311
1/03              10,351                   13,479                     6,399
1/04              12,418                   14,237                     8,610
1/05              12,987                   14,802                     9,145
1/06              14,076                   15,021                    10,094
1/07              15,737                   15,604                    11,558
1/08              15,758                   17,064                    11,290
1/09              11,706                   17,429                     6,931
1/10              15,330                   18,777                     9,227


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     11

Performance Update | 1/31/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of January 31, 2010)
--------------------------------------------------------------------------------
                                            If           If
 Period                                     Held         Redeemed
--------------------------------------------------------------------------------
 10 Years                                    4.00%        4.00%
 5 Years                                     2.46         2.46
 1 Year                                     29.69        25.69
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                           Gross        Net
--------------------------------------------------------------------------------
                                             2.32%        2.06%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

                                      Barclays Capital
             Pioneer Classic         Government/Credit         Standard & Poor's
              Balanced Fund              Bond Index                500 Index
1/00              10,000                   10,000                    10,000
                  11,398                   11,376                     9,910
1/02              11,655                   12,229                     8,311
                  10,610                   13,479                     6,399
1/04              12,633                   14,237                     8,610
                  13,108                   14,802                     9,145
1/06              14,091                   15,021                    10,094
                  15,634                   15,604                    11,558
1/08              15,508                   17,064                    11,290
                  11,412                   17,429                     6,931
1/10              14,800                   18,777                     9,227


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


12     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Performance Update | 1/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of January 31, 2010)
--------------------------------------------------------------------------------
                                            If           If
 Period                                     Held         Redeemed
--------------------------------------------------------------------------------
 10 Years                                    4.07%        4.07%
 5 Years                                     2.59         2.59
 1 Year                                     29.73        29.73
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                            Gross        Net
--------------------------------------------------------------------------------
                                             2.21%        2.06%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

                                      Barclays Capital
             Pioneer Classic         Government/Credit         Standard & Poor's
              Balanced Fund              Bond Index                500 Index
1/00              10,000                   10,000                    10,000
                  11,398                   11,376                     9,910
1/02              11,655                   12,229                     8,311
                  10,610                   13,479                     6,399
1/04              12,633                   14,237                     8,610
                  13,108                   14,802                     9,145
1/06              14,170                   15,021                    10,094
                  15,716                   15,604                    11,558
1/08              15,604                   17,064                    11,290
                  11,484                   17,429                     6,931
1/10              14,898                   18,777                     9,227




Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. The performance of Class C shares for periods prior to September 23, 2005, is based upon the performance of the Predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     13

Performance Update | 1/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of January 31, 2010)
--------------------------------------------------------------------------------
                                            If           If
 Period                                     Held         Redeemed
--------------------------------------------------------------------------------
 10 Years                                    5.11%        5.11%
 5 Years                                     3.71         3.71
 1 Year                                     31.45        31.45
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                            Gross        Net
--------------------------------------------------------------------------------
                                             0.89%        0.89%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

                                Barclays Capital
             Pioneer Classic         Government/Credit         Standard & Poor's
              Balanced Fund              Bond Index                500 Index
1/00              10,000                   10,000                    10,000
                  11,492                   11,376                     9,910
1/02              11,863                   12,229                     8,311
                  10,909                   13,479                     6,399
1/04              13,094                   14,237                     8,610
                  13,714                   14,802                     9,145
1/06              14,899                   15,021                    10,094
                  16,716                   15,604                    11,558
1/08              16,800                   17,064                    11,290
                  12,519                   17,429                     6,931
1/10              16,456                   18,777                     9,227





Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. The performance of Class Y shares of the Fund for periods prior to September 23, 2005, includes the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 6/1/12 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2009 through January 31, 2010.


--------------------------------------------------------------------------------------------
 Share Class                           A               B               C               Y
--------------------------------------------------------------------------------------------
 Beginning Account Value           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 8/1/2009
--------------------------------------------------------------------------------------------
 Ending Account Value (after       $1,089.30       $1,083.50       $1,084.70       $1,091.70
 expenses) on 1/31/10
--------------------------------------------------------------------------------------------
 Expenses Paid                         $6.11          $10.82          $10.77           $4.06
 During Period*
--------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.05% and 0.77% for Class A, B, C and Y Shares respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2009 through January 31, 2010.


--------------------------------------------------------------------------------------------
 Share Class                           A               B               C               Y
--------------------------------------------------------------------------------------------
 Beginning Account Value           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 8/1/2009
--------------------------------------------------------------------------------------------
 Ending Account Value (after       $1,019.36       $1,014.82       $1,014.87       $1,021.32
 expenses) on 1/31/10
--------------------------------------------------------------------------------------------
 Expenses Paid                         $5.90          $10.46          $10.41           $3.92
 During Period*
--------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.05% and 0.77% for Class A, B, C and Y Shares respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).


16     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Schedule of Investments | 1/31/10 (unaudited)


---------------------------------------------------------------------------------------------
                          S&P/
Principal      Floating   Moody's
Amount         Rate (b)   Ratings                                                Value
---------------------------------------------------------------------------------------------
                                        CONVERTIBLE CORPORATE BONDS -- 0.1%
                                        ENERGY -- 0.0%
                                        Oil & Gas Drilling -- 0.0%
   $  75,000               BBB+/Baa2    Transocean Sedco, 1.625%, 12/15/37       $     73,219
                                                                                 ------------
                                        Total Energy                             $     73,219
---------------------------------------------------------------------------------------------
                                        BANKS -- 0.1%
                                        Regional Banks -- 0.1%
     280,000                    A/A3    National City Corp., 4.0%, 2/1/11        $    284,200
                                                                                 ------------
                                        Total Banks                              $    284,200
---------------------------------------------------------------------------------------------
                                        TOTAL CONVERTIBLE CORPORATE BONDS
                                        (Cost $319,497)                          $    357,419
---------------------------------------------------------------------------------------------
 Shares
                                        PREFERRED STOCK -- 0.3%
                                        DIVERSIFIED FINANCIALS -- 0.3%
                                        Diversified Financial Services -- 0.3%
         905                            Bank of America Corp., 7.25%, 12/31/49   $    819,025
---------------------------------------------------------------------------------------------
                                        TOTAL PREFERRED STOCK
                                        (Cost $639,928)                          $    819,025
---------------------------------------------------------------------------------------------
                                        COMMON STOCKS -- 62.3%
                                        ENERGY -- 6.8%
                                        Integrated Oil & Gas -- 2.3%
      29,429                            Exxon Mobil Corp.                        $  1,896,110
      14,585                            Occidental Petroleum Corp.                  1,142,589
      55,964                            Royal Dutch Shell Plc (A.D.R.)              3,099,846
                                                                                 ------------
                                                                                 $  6,138,545
---------------------------------------------------------------------------------------------
                                        Oil & Gas Drilling -- 2.1%
      64,104                            Diamond Offshore Drilling, Inc. (c)      $  5,867,439
---------------------------------------------------------------------------------------------
                                        Oil & Gas Equipment & Services -- 0.1%
      25,071                            Weatherford International, Inc.*         $    393,113
---------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 1.6%
      21,250                            Apache Corp.                             $  2,098,863
      33,702                            Devon Energy Corp.                          2,255,001
                                                                                 ------------
                                                                                 $  4,353,864
---------------------------------------------------------------------------------------------
                                        Oil & Gas Storage & Transportation -- 0.7%
      81,779                            El Paso Corp.                            $    830,057
      47,061                            Spectra Energy Corp.                        1,000,046
                                                                                 ------------
                                                                                 $  1,830,103
                                                                                 ------------
                                        Total Energy                             $ 18,583,064
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     17

---------------------------------------------------------------------------------------
                         S&P/
             Floating    Moody's
 Shares      Rate (b)    Ratings                                            Value
---------------------------------------------------------------------------------------
                                    MATERIALS -- 3.7%
                                    Diversified Metals & Mining -- 2.0%
    15,478                          Freeport-McMoRan Copper & Gold, Inc.
                                    (Class B )                             $  1,032,228
    21,478                          Rio Tinto Plc (A.D.R.)                    4,167,162
                                                                           ------------
                                                                           $  5,199,390
---------------------------------------------------------------------------------------
                                    Fertilizers & Agricultural Chemicals -- 0.5%
    17,962                          Monsanto Co.                           $  1,362,957
---------------------------------------------------------------------------------------
                                    Industrial Gases -- 0.5%
    19,883                          Air Products & Chemicals, Inc.         $  1,510,313
---------------------------------------------------------------------------------------
                                    Paper Packaging -- 0.5%
    61,536                          Packaging Corp. of America             $  1,356,253
---------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 0.2%
    14,414                          Ecolab, Inc.                           $    632,775
                                                                           ------------
                                    Total Materials                        $ 10,061,688
---------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 6.8%
                                    Aerospace & Defense -- 1.5%
     8,845                          Honeywell International, Inc.          $    341,771
     5,835                          Precision Castparts Corp.                   614,134
    45,897                          United Technologies Corp.                 3,097,130
                                                                           ------------
                                                                           $  4,053,035
---------------------------------------------------------------------------------------
                                    Electrical Component & Equipment -- 2.2%
   120,556                          Emerson Electric Co.                   $  5,007,896
    20,406                          Rockwell International Corp.                984,385
                                                                           ------------
                                                                           $  5,992,281
---------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 1.7%
    56,760                          3M Co.                                 $  4,568,612
---------------------------------------------------------------------------------------
                                    Industrial Machinery -- 1.4%
    10,115                          Illinois Tool Works, Inc.              $    440,913
    72,122                          Kennametal, Inc.                          1,765,547
    21,452                          Snap-On Inc.                                876,958
    16,542                          SPX Corp.                                   900,546
                                                                           ------------
                                                                           $  3,983,964
                                                                           ------------
                                    Total Capital Goods                    $ 18,597,892
---------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 1.1%
                                    Commercial Printing -- 0.4%
    59,769                          R.R. Donnelly & Sons Co.               $  1,184,622
---------------------------------------------------------------------------------------
                                    Research & Consulting Services -- 0.7%
    22,609                          The Dun & Bradstreet Corp.             $  1,785,433
                                                                           ------------
                                    Total Commercial Services & Supplies   $  2,970,055
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

-------------------------------------------------------------------------------------
                       S&P/
            Floating   Moody's
 Shares     Rate (b)   Ratings                                           Value
-------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.2%
                                   Air Freight & Couriers -- 0.2%
    5,127                          FedEx Corp.                           $    401,700
                                                                         ------------
                                   Total Transportation                  $    401,700
-------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.7%
                                   Auto Parts & Equipment -- 0.7%
   63,719                          Johnson Controls, Inc.                $  1,773,300
                                                                         ------------
                                   Total Automobiles & Components        $  1,773,300
-------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 2.1%
                                   Restaurants -- 2.1%
   90,932                          McDonald's Corp.                      $  5,676,885
                                                                         ------------
                                   Total Consumer Services               $  5,676,885
-------------------------------------------------------------------------------------
                                   MEDIA -- 2.3%
                                   Movies & Entertainment -- 2.1%
  281,546                          Regal Entertainment Group, Inc. (c)   $  4,158,434
   54,157                          Viacom, Inc. (Class B)*                  1,578,135
                                                                         ------------
                                                                         $  5,736,569
-------------------------------------------------------------------------------------
                                   Publishing -- 0.2%
   19,438                          McGraw-Hill Co., Inc.                 $    689,077
                                                                         ------------
                                   Total Media                           $  6,425,646
-------------------------------------------------------------------------------------
                                   RETAILING -- 0.2%
                                   Computer & Electronics Retail -- 0.2%
   28,853                          Gamestop Corp.                        $    570,424
                                                                         ------------
                                   Total Retailing                       $    570,424
-------------------------------------------------------------------------------------
                                   FOOD & DRUG RETAILING -- 2.4%
                                   Drug Retail -- 2.4%
  112,414                          CVS/Caremark Corp.                    $  3,638,841
   84,847                          Walgreen Co.                             3,058,734
                                                                         ------------
                                                                         $  6,697,575
                                                                         ------------
                                   Total Food & Drug Retailing           $  6,697,575
-------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 5.3%
                                   Packaged Foods & Meats -- 2.5%
   21,252                          Kellogg Co.                           $  1,156,534
   25,047                          Nestle SA (A.D.R.)                       1,189,983
   76,606                          The J.M. Smucker Co.                     4,601,722
                                                                         ------------
                                                                         $  6,948,239
-------------------------------------------------------------------------------------
                                   Tobacco -- 2.8%
  166,490                          Phillip Morris International, Inc.    $  7,576,960
                                                                         ------------
                                   Total Food Beverage & Tobacco         $ 14,525,199
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     19

-----------------------------------------------------------------------------------------
                         S&P/
             Floating    Moody's
 Shares      Rate (b)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                    Household Products -- 0.3%
    10,157                          Colgate-Palmolive Co.                    $    812,865
                                                                             ------------
                                    Total Household & Personal Products      $    812,865
-----------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 3.0%
                                    Health Care Distributors -- 1.6%
    73,922                          McKesson Corp.                           $  4,348,092
-----------------------------------------------------------------------------------------
                                    Health Care Equipment -- 0.7%
    13,120                          Baxter International, Inc.               $    755,581
    23,233                          Zimmer Holdings, Inc.*                      1,308,483
                                                                             ------------
                                                                             $  2,064,064
-----------------------------------------------------------------------------------------
                                    Health Care Services -- 0.4%
    16,319                          DaVita, Inc.*                            $    975,223
-----------------------------------------------------------------------------------------
                                    Health Care Supplies -- 0.3%
     4,543                          Alcon Inc.                               $    707,391
                                                                             ------------
                                    Total Health Care Equipment & Services   $  8,094,770
-----------------------------------------------------------------------------------------
                                    PHARMACEUTICALS & BIOTECHNOLOGY -- 8.7%
                                    Biotechnology -- 0.8%
    15,257                          Amgen, Inc.*                             $    892,229
    24,573                          Vertex Pharmaceuticals, Inc.*(c)              943,603
                                                                             ------------
                                                                             $  1,835,832
-----------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 7.9%
   106,334                          Abbott Laboratories, Inc.                $  5,629,322
   257,747                          Bristol-Myers Squibb Co.                    6,278,717
   121,949                          Pfizer, Inc.                                2,275,568
   136,034                          Teva Pharmaceutical Industries, Ltd.        7,715,848
                                                                             ------------
                                                                             $ 21,899,455
                                                                             ------------
                                    Total Pharmaceuticals & Biotechnology    $ 23,735,287
-----------------------------------------------------------------------------------------
                                    BANKS -- 0.4%
                                    Diversified Banks -- 0.2%
    28,604                          Wells Fargo & Co.                        $    813,212
                                                                             ------------
                                    Regional Banks -- 0.1%
    49,259                          KeyCorp                                  $    353,680
                                                                             ------------
                                    Total Banks                              $  1,166,892
-----------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 6.0%
                                    Asset Management & Custody Banks -- 1.5%
    14,996                          Franklin Resources, Inc.                 $  1,485,054
    26,500                          State Street Corp.                          1,136,320
    40,508                          The Bank of New York Mellon Corp.           1,178,378
                                                                             ------------
                                                                             $  3,799,752
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

----------------------------------------------------------------------------------------
                         S&P/
             Floating    Moody's
 Shares      Rate (b)    Ratings                                            Value
----------------------------------------------------------------------------------------
                                    Diversified Financial Services -- 0.9%
    65,048                          J.P. Morgan Chase & Co.                 $  2,532,969
----------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 3.0%
     6,252                          Goldman Sachs Group, Inc.               $    929,797
   169,157                          Lazard, Ltd.                               6,519,311
    39,323                          Morgan Stanley Co.                         1,053,070
                                                                            ------------
                                                                            $  8,502,178
----------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.6%
     2,217                          CME Group, Inc.                         $    635,880
    11,198                          IntercontinentalExchange, Inc.*            1,069,185
                                                                            ------------
                                                                            $  1,705,065
                                                                            ------------
                                    Total Diversified Financials            $ 16,539,964
----------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 3.6%
                                    Application Software -- 1.5%
    13,216                          Adobe Systems, Inc.*                    $    426,877
    45,412                          Citrix Systems, Inc.*                      1,886,869
   111,586                          Nuance Communications, Inc.*(c)            1,676,022
                                                                            ------------
                                                                            $  3,989,768
                                                                            ------------
                                    Data Processing & Outsourced Services -- 1.0%
    94,080                          Western Union Co.                       $  1,744,243
     3,890                          MasterCard, Inc. (c)                         972,111
                                                                            ------------
                                                                            $  2,716,354
                                                                            ------------
                                    Internet Software & Services -- 0.8%
     4,420                          Google, Inc.*                           $  2,340,036
                                                                            ------------
                                    Systems Software -- 0.3%
    22,922                          McAfee, Inc.*                           $    864,159
                                                                            ------------
                                    Total Software & Services               $  9,910,317
----------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 4.8%
                                    Communications Equipment -- 2.4%
   224,304                          Cisco Systems, Inc.*                    $  5,040,111
    54,815                          Nokia Corp. (A.D.R.) (c)                     750,417
    10,943                          Research In Motion Corp.*                    688,971
                                                                            ------------
                                                                            $  6,479,499
----------------------------------------------------------------------------------------
                                    Computer Hardware -- 1.5%
    89,326                          Hewlett-Packard Co.                     $  4,204,575
----------------------------------------------------------------------------------------
                                    Electronic Equipment & Instruments -- 0.3%
    33,265                          Flir Systems, Inc.*                     $    983,979
----------------------------------------------------------------------------------------
                                    Office Electronics -- 0.6%
   179,528                          Xerox Corp. (c)                         $  1,565,484
                                                                            ------------
                                    Total Technology Hardware & Equipment   $ 13,233,537
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     21

---------------------------------------------------------------------------------------------------
                            S&P/
                Floating    Moody's
 Shares         Rate (b)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                         SEMICONDUCTORS -- 2.3%
                                         Semiconductor Equipment -- 0.2%
      45,933                             Applied Materials, Inc.                       $    559,464
---------------------------------------------------------------------------------------------------
                                         Semiconductors -- 2.1%
      28,897                             Analog Devices, Inc.                          $    779,063
     194,921                             Intel Corp.                                      3,781,467
      46,995                             Microchip Technology, Inc. (c)                   1,212,941
                                                                                       ------------
                                                                                       $  5,773,471
                                                                                       ------------
                                         Total Semiconductors                          $  6,332,935
---------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 1.3%
                                         Integrated Telecommunications Services -- 1.3%
     242,919                             Frontier Communications Corp. (c)             $  1,848,614
     172,656                             Windstream Corp.                                 1,780,083
                                                                                       ------------
                                                                                       $  3,628,697
                                                                                       ------------
                                         Total Telecommunication Services              $  3,628,697
---------------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.3%
                                         Multi-Utilities -- 0.3%
      18,567                             Sempra Energy Co.                             $    942,274
                                                                                       ------------
                                         Total Utilities                               $    942,274
---------------------------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS
                                         (Cost $148,261,646)                           $170,680,966
---------------------------------------------------------------------------------------------------
 Principal
 Amount
---------------------------------------------------------------------------------------------------
                                         ASSET BACKED SECURITIES -- 1.0%
                                         FOOD & DRUG RETAILING -- 0.1%
                                         Food Retail -- 0.1%
  $  100,000                BBB-/Baa3    Dominos Pizza Master Issuer LLC,
                                         5.261%, 4/25/37                               $     88,256
     200,000                   BB/Aaa    Dominos Pizza Master Issuer LLC,
                                         7.629%, 4/25/37                                    152,000
                                                                                       ------------
                                         Total Food & Drug Retailing                   $    240,256
---------------------------------------------------------------------------------------------------
                                         BANKS -- 0.7%
                                         Diversified Banks -- 0.1%
     464,857         0.00     AAA/Aaa    Wells Fargo Home Equity, Floating Rate Note,
                                         4/25/37                                       $    447,805
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


22     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

-----------------------------------------------------------------------------------------------
                         S&P/
 Principal    Floating   Moody's
 Amount       Rate (b)   Ratings                                                   Value
-----------------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- 0.6%
 $  553,595  0.48        AAA/Aa1     ACE 2005-HE7 A2C, Floating Rate Note,
                                     11/25/35                                      $    527,726
    325,000  0.33        AAA/Ba3     Carrington Mortgage, Floating Rate Note,
                                     10/25/36                                           267,103
    139,284  0.00         AAA/A2     Citigroup Mortgage Loan Trust, Floating Rate
                                     Note, 10/25/36                                     137,658
    534,746  0.00         AAA/NR     First Franklin Mortgage Loan Asset Backed
                                     Certificates, Floating Rate Note, 10/25/35         513,861
    236,233              BBB/Baa3    Local Insight Media Finance LLC,
                                     5.88%, 10/23/37                                    108,667
                                                                                   ------------
                                                                                   $  1,555,015
                                                                                   ------------
                                     Total Banks                                   $  2,002,820
-----------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.2%
                                     Diversified Financial Services -- 0.2%
     60,000  0.67          AA/Aa2    Asset Backed Securities Corp., Floating Rate
                                     Note, 4/25/35                                 $     56,780
    286,922                 AA/NR    DT Auto Owner Trust, 5.92%, 10/15/15               290,273
    231,955  0.51         AAA/Aa1    Home Equity Asset Trust, Floating Rate Note,
                                     12/25/35                                           202,330
                                                                                   ------------
                                     Total Diversified Financials                  $    549,383
-----------------------------------------------------------------------------------------------
                                     TOTAL ASSET BACKED SECURITIES
                                     (Cost $2,952,997)                             $  2,792,459
-----------------------------------------------------------------------------------------------
                                     COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.9%
                                     MATERIALS -- 0.3%
                                     Forest Products -- 0.1%
    350,000                BB/Ba2    T SRA R 2006-1 F, 7.5296%,
                                     10/15/36 (144A)                               $    332,500
                                                                                   ------------
                                     Steel -- 0.2%
    393,996               AAA/Aaa    GMAC Mortgage Corp. Loan Trust,
                                     5.5%, 11/25/33                                $    405,508
                                                                                   ------------
                                     Total Materials                               $    738,008
-----------------------------------------------------------------------------------------------
                                     BANKS -- 1.2%
                                     Thrifts & Mortgage Finance -- 1.2%
    233,275                NR/Aaa    ABN Amro Mortgage Corp., 4.75%, 5/25/18       $    235,480
    670,756                NR/Aaa    Bank of America Alternative Loan Trust,
                                     5.5%, 9/25/33                                      676,940
    289,945               AAA/AAA    Countrywide Alternative, 5.0%, 7/25/18             288,767
    250,000               AAA/Aa2    Countrywide Alternative, 5.125%, 3/25/34           241,974
    200,000               NR/Baa3    Countrywide Home Loan Mortgage,
                                     5.5%, 9/25/35                                      187,914


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     23

-----------------------------------------------------------------------------------------------
                         S&P/
 Principal    Floating   Moody's
 Amount       Rate (b)   Ratings                                                   Value
-----------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
 $  259,571              AAA/Aaa    JP Morgan Chase Commercial Mortgage,
                                    4.79%, 10/15/42                                $    261,552
    265,549               AAA/NR    WaMu Mortgage Pass Trust,
                                    4.82069%, 9/25/35                                   262,531
    191,416                 A/A3    Wells Fargo Mortgage, 5.5%, 10/25/35                183,872
    644,917       0.00   AAA/Aaa    Wells Fargo Mortgage Backed Securities,
                                    Floating Rate Note, 9/25/34                         633,613
    417,877       4.58   AAA/Aaa    WFMBS 2003-N-1A1, Floating Rate Note,
                                    12/25/33                                            419,131
                                                                                   ------------
                                                                                   $  3,391,774
                                                                                   ------------
                                    Total Banks                                    $  3,391,774
-----------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.8%
                                    Diversified Financial Services -- 0.8%
    217,291               AAA/NR    Bank of America Mortgage Securities,
                                    5.75%, 1/25/35                                 $    217,189
    393,406       0.00    AAA/NR    Bank of America Mortgage Securities, Floating
                                    Rate Note, 9/25/35                                  374,222
    500,000               AAA/NR    Bank of America Mortgage Securities, Inc.,
                                    5.0%, 8/25/33                                       500,693
    100,000       6.48    NR/Aaa    Chase Commercial Mortgage Securities Corp.,
                                    Floating Rate Note, 2/12/16                         104,187
    450,000                NR/A1    Citicorp Mortgage Securities, 5.5%, 4/25/35         443,051
    318,368               NR/Aa1    Residential Accredit Loans, Inc.,
                                    5.0%, 3/25/19                                       310,707
    379,854       5.21    AA+/A1    SARM 2004-12 7A1, Floating Rate Note,
                                    2/25/34                                             339,570
                                                                                   ------------
                                                                                   $  2,289,619
                                                                                   ------------
                                    Total Diversified Financials                   $  2,289,619
-----------------------------------------------------------------------------------------------
                                    GOVERNMENT -- 0.6%
    304,862              AAA/Aaa    Fannie Mae Benchmark Remic, 5.45%,
                                    12/25/20                                       $    326,504
     27,316                NR/NR    Federal Home Loan Bank, 5.0%, 1/15/16                27,800
     33,887              AAA/Aaa    Federal Home Loan Bank, 6.0%, 4/15/32                35,473
    480,720                NR/NR    Freddie Mac FHR 3211 PG, 5.5%, 9/15/36              477,009
    500,000              AAA/Aaa    Freddie Mac REMICS, 5.0%, 10/15/29                  528,549
    234,995              AAA/Aaa    Freddie Mac, 6.1%, 9/15/18                          239,064
                                                                                   ------------
                                                                                   $  1,634,399
                                                                                   ------------
                                    Total Government                               $  1,634,399
-----------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE
                                    OBLIGATIONS
                                    (Cost $7,952,358)                              $  8,053,800
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

------------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                                     Value
------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS -- 23.1%
                                      ENERGY -- 2.9%
                                      Integrated Oil & Gas -- 0.2%
$  25,000                BBB+/Baa2    Petro-Canada, Inc., 4.0%, 7/15/13             $     25,964
  500,000                     A/A1    Phillips Pete Co., 4.75%, 10/15/12                 540,981
                                                                                    ------------
                                                                                    $    566,945
------------------------------------------------------------------------------------------------
                                      Oil & Gas Drilling -- 0.0%
  100,000                BBB+/Baa2    Transocean Sedco, 1.5%, 12/15/37              $     95,875
                                                                                    ------------
                                      Oil & Gas Equipment & Services -- 0.3%
  200,000    0.00            NR/NR    Sevan Marine ASA, Floating Rate Note,
                                      5/14/13 (144A)                                $    168,000
  355,000                BBB+/Baa1    Weatherford International, Ltd.,
                                      9.625%, 3/1/19                                     450,627
  200,000                BBB+/Baa1    Weatherford International, Inc.,
                                      6.625%, 11/15/11                                   214,664
                                                                                    ------------
                                                                                    $    833,291
                                                                                    ------------
                                      Oil & Gas Exploration & Production -- 0.7%
  175,000                 BBB/Baa2    Canadian National Resources, Inc.,
                                      5.9%, 2/1/18                                  $    189,965
1,000,000                BBB+/Baa1    Devon Energy Corp., 5.625%, 1/15/14              1,093,828
  250,000                    A/Aa2    Ras Laffan LNG 3, Ltd., 4.5%,
                                      9/30/12 (144A)                                     261,336
  400,000                BBB-/Baa2    TNK-BP Finance SA, 7.5%, 3/13/13 (144A)            420,480
                                                                                    ------------
                                                                                    $  1,965,609
                                                                                    ------------
                                      Oil & Gas Refining & Marketing -- 0.5%
  360,000                     A/A2    Motiva Enterprises LLC, 5.75%,
                                      1/15/20 (144A)                                $    378,101
  525,000                 BBB/Baa2    Spectra Energy Capital, Inc., 6.2%, 4/15/18        570,573
  370,000                 BBB/Baa2    Valero Energy Corp., 9.375%, 3/15/19               450,622
                                                                                    ------------
                                                                                    $  1,399,296
                                                                                    ------------
                                      Oil & Gas Storage & Transportation -- 1.2%
   90,000                BBB-/Baa2    Boardwalk Pipelines LLC, 5.5%, 2/1/17         $     93,465
  125,000                 BBB/Baa2    Buckeye Partners LP, 6.05%, 1/15/18                131,503
  385,000                 BBB/Baa2    DCP Midstream LLC, 9.75%, 3/15/19                  491,178
  400,000                   BB/Ba1    Enterprise Products Operating Co.,
                                      7.0%, 6/1/67                                       364,000
  550,000                 BBB/Baa2    Kinder Morgan Energy LP, 5.95%, 2/15/18 (c)        595,932
  320,000                BBB-/Baa3    NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)           353,624
  450,000                BBB-/Baa3    Plains All America Pipeline LP,
                                      6.125%, 1/15/17                                    489,803


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     25

-------------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- (continued)
 $  425,000                BBB+/A3    Questar Pipeline Co., 5.83%, 2/1/18            $    441,780
    200,000               BBB/Baa2    Spectra Energy Capital LLC, 6.75%, 7/15/18          219,072
                                                                                     ------------
                                                                                     $  3,180,357
                                                                                     ------------
                                      Total Energy                                   $  8,041,373
-------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.8%
                                      Aluminum -- 0.1%
    150,000                B-/Caa1    Novelis, Inc., 7.25%, 2/15/15                  $    142,125
-------------------------------------------------------------------------------------------------
                                      Construction Materials -- 0.1%
    125,000               BBB/Baa2    Holcim, Ltd., 6.0%, 12/30/19 (144A)            $    131,582
-------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.2%
    425,000              BBB+/Baa2    Inco, Ltd., 7.2%, 9/15/32                      $    434,047
    140,000              BBB+/Baa1    Rio Tinto Finance Plc, 8.95%, 5/1/14                168,869
                                                                                     ------------
                                                                                     $    602,916
-------------------------------------------------------------------------------------------------
                                      Fertilizers & Agricultural Chemicals -- 0.2%
    450,000               BBB/Baa2    Agrium, Inc., 6.75%, 1/15/19                   $    505,939
     30,000                A-/Baa1    Potash Corp. Saskatchewan, 4.875%, 3/1/13            32,135
                                                                                     ------------
                                                                                     $    538,074
-------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 0.1%
    310,000              BBB-/Baa3    Cytec Industries, Inc., 8.95%, 7/1/17          $    372,268
-------------------------------------------------------------------------------------------------
                                      Steel -- 0.1%
    230,000               BBB/Baa3    ArcelorMittal, 6.125%, 6/1/18                  $    239,340
     70,000               BBB/Baa2    Commercial Metals Co., 7.35%, 8/15/18                74,507
                                                                                     ------------
                                                                                     $    313,847
                                                                                     ------------
                                      Total Materials                                $  2,100,812
-------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.8%
                                      Aerospace & Defense -- 0.0%
     25,000                   A/A2    Boeing Co., 5.125%, 2/15/13                    $     27,216
-------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery & Heavy Trucks -- 0.0%
     45,000               BBB/Baa3    Cummins, Inc. 6.75%, 2/15/27                   $     43,845
-------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.4%
    750,000                AA+/Aa2    GE Electric Co., 5.0%, 2/1/13                  $    802,128
    175,000              BBB+/Baa1    Tyco International Finance SA, 8.5%, 1/15/19        219,490
    175,000              BBB+/Baa1    Tyco International Group SA 6.375%,
                                      10/15/11                                            188,677
                                                                                     ------------
                                                                                     $  1,210,295
-------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 0.2%
    500,000              BBB+/Baa1    Ingersoll-Rand Global Holding, 9.5%,
                                      4/15/14                                        $    611,584
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


26     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

------------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                                     Value
------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.1%
 $  300,000              BBB-/Baa2    Glencore Funding LLC, 6.0%, 4/15/14 (144A)    $    310,653
                                                                                    ------------
                                      Total Capital Goods                           $  2,203,593
------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                      Office Services & Supplies -- 0.1%
    350,000                   A/A1    Pitney Bowes, Inc., 5.6%, 3/15/18             $    373,222
                                                                                    ------------
                                      Total Commercial Services & Supplies          $    373,222
------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Airlines -- 0.2%
      7,830              BBB+/Baa2    Continental Airlines, Inc., 6.648%, 9/15/17   $      7,595
    500,000               BBB/Baa3    Southwest Airlines Co., 5.25%, 10/1/14             516,428
                                                                                    ------------
                                                                                    $    524,023
                                                                                    ------------
                                      Total Transportation                          $    524,023
------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.4%
                                      Auto Parts & Equipment -- 0.2%
    460,000                B-/Caa1    TRW Automotive, Inc., 7.25%, 3/15/17          $    445,050
------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 0.2%
    550,000                BBB+/A3    Daimler Chrysler NA Holding Corp.,
                                      5.875%, 3/15/11                               $    575,238
                                                                                    ------------
                                      Total Automobiles & Components                $  1,020,288
------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 0.2%
                                      Household Appliances -- 0.2%
    500,000              BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13                 $    521,879
                                                                                    ------------
                                      Total Consumer Durables & Apparel             $    521,879
------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.1%
                                      Education Services -- 0.1%
    300,000                AAA/Aaa    Leland Stanford Junior University,
                                      4.75%, 5/1/19                                 $    314,862
                                                                                    ------------
                                      Total Consumer Services                       $    314,862
------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.8%
                                      Broadcasting -- 0.7%
    400,000              BBB-/Baa2    Cox Communications, Inc., 7.125%, 10/1/12     $    448,941
    125,000              BBB+/Baa1    News America, Inc., 5.65%, 8/15/20 (144A)          132,852
    512,000              BBB+/Baa1    News America, Inc., 7.3%, 4/30/28                  557,194
    500,000                  B+/B3    Intelsat Subsidiary Holding Co.,
                                      8.5%, 1/15/13                                      505,000
                                                                                    ------------
                                                                                    $  1,643,987
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     27

------------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- 0.1%
$ 125,000                BBB+/Baa1    British Sky Broadcasting Group Plc,
                                      6.1%, 2/15/18 (144A)                         $    136,691
   80,000                BBB+/Baa1    Comcast Corp., 5.3%, 1/15/14                       86,625
  100,000                 BBB/Baa2    Time Warner Cable, Inc., 8.25%, 4/1/19            120,461
   50,000                 BBB/Baa2    Time Warner Cable, Inc., 8.75, 2/14/19             61,850
                                                                                   ------------
                                                                                   $    405,627
                                                                                   ------------
                                      Total Media                                  $  2,049,614
-----------------------------------------------------------------------------------------------
                                      RETAILING -- 0.1%
                                      General Merchandise Stores -- 0.1%
  350,000                    A+/A2    Target Corp., 5.875%, 3/1/12                 $    381,772
                                                                                   ------------
                                      Total Retailing                              $    381,772
------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.8%
                                      Agricultural Products -- 0.2%
  500,000                     A/A2    Cargill, Inc., 5.2%, 1/22/13 (144A)          $    534,697
------------------------------------------------------------------------------------------------
                                      Brewers -- 0.4%
1,000,000                BBB+/Baa2    Anheuser-Busch Cos, Inc., 4.7%, 4/15/12      $  1,061,163
   55,000                BBB+/Baa2    Anheuser-Busch InBev Worldwide Inc., 7.75%,
                                      1/15/19 (144A)                                     65,236
   35,000                BBB+/Baa1    Miller Brewing Co., 5.5%, 8/15/13 (144A)           37,726
                                                                                   ------------
                                                                                   $  1,164,125
------------------------------------------------------------------------------------------------
                                      Soft Drinks -- 0.2%
   35,000                     A/A2    Bottling Group LLC, 5.0%, 11/15/13           $     37,802
  350,000                   A+/Aa3    PepsiCo, Inc., 4.65%, 2/15/13                     377,639
                                                                                   ------------
                                                                                   $    415,441
                                                                                   ------------
                                      Total Food, Beverage & Tobacco               $  2,114,263
------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                      Personal Products -- 0.1%
  100,000                    A-/A2    Avon Products, Inc., 6.5%, 3/1/19            $    113,489
                                                                                   ------------
                                      Total Household & Personal Products          $    113,489
------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                      Health Care Services -- 0.3%
  710,000                 BBB/Baa3    Express Scripts, Inc., 6.25%, 6/15/14        $    795,720
                                                                                   ------------
                                      Managed Health Care -- 0.1%
  395,000                  A-/Baa1    United Health Group, Inc., 4.875%, 2/15/13   $    421,717
                                                                                   ------------
                                      Total Health Care Equipment & Services       $  1,217,437
------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                      Biotechnology -- 0.3%
  675,000                BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13              $    722,910
                                                                                   ------------
                                      Total Pharmaceuticals & Biotechnology        $    722,910
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


28     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

------------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                                     Value
------------------------------------------------------------------------------------------------
                                      BANKS -- 3.1%
                                      Diversified Banks -- 1.1%
$ 270,000                   NR/Aa3    Barclays Bank Plc, 5.2%, 7/10/14              $    288,754
  705,000                   A/Baa1    Barclays Plc, 6.05%, 12/4/17                       728,948
  450,000                  AA-/Aa3    BNP Paribas SA, 1.34438%, 4/27/17                  431,909
  275,000                  AAA/Aaa    International Finance Corp., 3.0%, 4/22/14         281,998
  250,000                    B/Ba3    Kazkommerts International BV,
                                      8.0%, 11/3/15                                      225,000
1,000,000                    A+/A2    Wells Fargo & Co., 5.125%, 9/01/12               1,062,984
                                                                                    ------------
                                                                                    $  3,019,593
------------------------------------------------------------------------------------------------
                                      Regional Banks -- 2.0%
  250,000                  BBB+/A2    American Express Bank FSB, 5.5%, 4/16/13      $    267,468
  250,000                     A/A1    BB&T Corp., 5.7%, 4/30/14                          273,247
  500,000                    A/Aa3    Branch Banking & Trust Co., 4.875%, 1/15/13        532,613
  875,000                  BBB+/A3    KeyBank NA, 5.8%, 7/1/14                           887,126
  250,000                BBB+/Baa1    Keycorp, 6.5%, 5/14/13                             265,921
  450,000                   A+/Aa3    Mellon Funding Corp., 5.5%, 11/15/18               469,317
1,000,000         8.25    BBB/Baa3    PNC Funding Corp., Floating Rate Note,
                                      5/29/49                                          1,033,064
  450,000                  A-/Baa1    Sovereign Bancorp, 8.75%, 5/30/18                  546,954
  500,000                  BBB+/A3    US Bancorp, 6.189%, 4/15/49                        415,000
  700,000         0.00      A-/Ba1    Wells Fargo & Co., Floating Rate Note,
                                      12/29/49                                           679,000
                                                                                    ------------
                                                                                    $  5,369,710
                                                                                    ------------
                                      Total Banks                                   $  8,389,303
------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 5.2%
                                      Asset Management & Custody Banks -- 0.4%
  500,000                  AA-/Aa2    Bank of New York Mellon Corp., 5.125%,
                                      8/27/13                                       $    548,518
  135,000                    A-/A3    Eaton Vance Corp., 6.5%, 10/2/17                   142,090
  220,000                    A+/A1    State Street Corp., 4.3%, 5/30/14                  230,510
                                                                                    ------------
                                                                                    $    921,118
------------------------------------------------------------------------------------------------
                                      Consumer Finance -- 0.8%
  375,000                     B/B2    American General Finance, Inc.,
                                      6.9%, 12/15/17                                $    273,560
  260,000                    A+/A1    American Honda Finance Corp., 6.7%,
                                      10/1/13 (144A)                                     288,303
  360,000                   BBB/A3    Capital One Bank USA NA, 8.8%, 7/15/19             436,561
  415,000                  BB/Baa3    Capital One Capital VI, 8.875%, 5/15/40            431,790
  210,000                     A/A3    HSBC Finance Corp., 6.75%, 5/15/11                 222,482
   70,000                 BBB/Baa2    Nissan Motor Acceptance Corp., 4.5%,
                                      1/30/15 (144A)                                      70,285
  265,000         4.00    BBB-/Ba1    SLM Corp., Floating Rate Note, 7/25/14             227,296
                                                                                    ------------
                                                                                    $  1,950,277
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     29

-------------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------
                                      Diversified Financial Services -- 2.1%
$ 500,000                   A-/A3     Bank of America Corp., 4.75%, 8/15/13          $    519,000
  500,000                    A/A2     Bank of America Corp., 6.25%, 4/15/12               539,008
  140,000                   NR/A2     Crown Castle Towers LLC, 6.113%, 1/15/20            145,153
  760,000                BBB+/Baa1    GATX Corp., 5.5%, 2/15/12                           797,285
  420,000                  AA+/Aa2    General Electric Capital Corp.,
                                      6.75%, 3/15/32 (c)                                  429,206
  250,000                  AA+/Aa2    General Electric Capital Corp.,
                                      5.625%, 9/15/17                                     259,381
  100,000                 BBB/Baa2    Hyundai Capital Services, Inc., 6.0%, 5/5/15        106,280
2,050,000                BBB+/Baa1    JPMorgan Chase & Co., 7.9%, 4/29/49               2,099,836
  133,146                  A-/Baa1    PF Export Receivable Master Trust, 6.436%,
                                      6/1/15 (144A)                                       142,133
  776,337                 BBB/Baa2    Power Receivables Finance LLC,
                                      6.29%, 1/1/12 (144A)                                799,806
                                                                                     ------------
                                                                                     $  5,837,088
-------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 1.2%
  500,000                     A/A2    Charles Schwab Corp., 4.95%, 6/1/14            $    534,171
1,785,000         5.79    BBB/Baa2    Goldman Sachs Capital Corp., Floating Rate
                                      Note, 12/29/49                                    1,396,763
  500,000                     A/A1    Goldman Sachs Group, Inc., 5.45%, 11/1/12           538,018
  235,000                    A-/A2    Macquarie Group, Ltd., 7.625%, 8/13/19              268,662
  200,000                     A/A2    Merrill Lynch & Co., 5.45%, 2/5/13                  212,814
  500,000                     A/A2    Morgan Stanley Co., 5.05%, 1/21/11                  519,514
                                                                                     ------------
                                                                                     $  3,469,942
-------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.7%
  600,000                 BBB/Baa3    Cantor Fitzgerald LP, 7.875%, 10/15/19         $    600,887
  233,136                   NR/Ba1    Coso Geothermal Power Holdings LLC, 7.0%,
                                      7/15/26 (144A)                                      210,988
  100,000                  AA+/Aaa    Private Export Funding Corp., 4.55%, 5/15/15        108,199
1,000,000                  AA+/Aaa    Private Export Funding Corp., 5.0%, 12/15/16      1,101,659
                                                                                     ------------
                                                                                     $  2,021,733
                                                                                     ------------
                                      Total Diversified Financials                   $ 14,200,158
-------------------------------------------------------------------------------------------------
                                      INSURANCE -- 1.7%
                                      Life & Health Insurance -- 0.8%
  150,000                    A-/A2    Aflac, Inc., 8.5%, 5/15/19                     $    175,668
  270,000                 BBB/Baa3    Delphi Financial Group, Inc.,
                                      7.875%, 1/31/20                                     275,866
  160,000                  A-/Baa2    Lincoln National Corp., 8.75%, 7/1/19               194,443
  500,000                    A-/A3    MetLife, Inc., 5.375%, 12/15/12                     542,669
  365,000                 BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39                       456,250
  335,000                  A-/Baa2    Protective Life Corp., 7.375%, 10/15/19             349,339
  275,000                   A/Baa2    Prudential Financial Corp., 5.15%, 1/15/13          292,956
                                                                                     ------------
                                                                                     $  2,287,191
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


30     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

------------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 0.4%
 $  480,000                BB/Baa3    Liberty Mutual Group, 7.0%, 3/15/37 (144A)    $    385,844
    500,000              BBB-/Baa2    Liberty Mutual Group, 7.3%, 6/15/14 (144A)         529,308
    200,000                   A/A3    Loew Corp., 5.25%, 3/15/16                         210,116
                                                                                    ------------
                                                                                    $  1,125,268
------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 0.2%
    100,000              BBB-/Baa3    The Hanover Insurance Group, Inc.,
                                      7.625%, 10/15/25                              $     93,500
    280,000                  B-/NR    Kingsway America, Inc., 7.5%, 2/1/14               210,700
    100,000                BB-/Ba1    The Hanover Insurance Group, Inc.,
                                      8.207%, 2/3/27                                      91,000
                                                                                    ------------
                                                                                    $    395,200
------------------------------------------------------------------------------------------------
                                      Reinsurance -- 0.3%
    125,000                AA+/Aa2    Berkshire Hathway, Inc., 5.0%, 8/15/13        $    136,434
    350,000              BBB+/BBB+    Platinum Underwriters HD, 7.5%, 6/1/17             369,636
    275,000                A-/Baa1    Reinsurance Group, 6.45%, 11/15/19                 282,796
                                                                                    ------------
                                                                                    $    788,866
                                                                                    ------------
                                      Total Insurance                               $  4,596,525
------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 1.8%
                                      Diversified Real Estate Activities -- 0.2%
    300,000                A-/Baa2    Brascan Corp., 5.75%, 3/1/10                  $    300,243
    235,000                  A-/A2    WEA Finance LLC, 7.125%, 4/15/18                   261,398
     65,000                  A-/A2    WEA Finance LLC, 7.5%, 6/2/14 (144A)                74,158
                                                                                    ------------
                                                                                    $    635,799
------------------------------------------------------------------------------------------------
                                      Diversified Real Estate Investment Trust -- 0.2%
    440,000              BBB+/Baa1    Dexus Finance Pty, Ltd., 7.125%, 10/15/14     $    467,193
     60,000               BBB/Baa2    Digital Realty Trust LP, 5.875%,
                                      2/1/20 (144A)                                       58,998
                                                                                    ------------
                                                                                    $    526,191
------------------------------------------------------------------------------------------------
                                      Office Real Estate Investment Trust -- 0.2%
     50,000               BBB/Baa2    Mack-Cali Realty Corp., 7.75%, 8/15/19        $     55,666
    500,000               BBB/Baa2    Mack-Cali Realty LP, 5.125%, 2/15/14               498,616
                                                                                    ------------
                                                                                    $    554,282
------------------------------------------------------------------------------------------------
                                      Retail Real Estate Investment Trust -- 0.5%
    140,000                  A-/A3    Simon Property Group LP, 6.75%, 5/15/14 (c)   $    155,647
    500,000                  A-/A3    Simon Property Group LP, 5.0%, 3/1/12              529,900
    435,000               BBB/Baa3    Tanger Factory Outlet Centers, Inc.,
                                      6.15%, 11/15/15                                    458,692
    250,000                AA+/Aa2    Trustreet Properties, Inc., 7.5%, 4/1/15           262,812
                                                                                    ------------
                                                                                    $  1,407,051
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     31

--------------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                                      Value
--------------------------------------------------------------------------------------------------
                                      Specialized Real Estate Investment Trust -- 0.7%
$ 700,000                BBB-/Baa2    Health Care REIT, Inc., 6.2%, 6/1/16            $    719,311
  210,000                BBB-/Baa3    Healthcare Realty Trust, Inc., 6.5%, 1/17/17         219,207
  475,000                 BBB/Baa2    Hospitality Properties Trust, 7.875%, 8/15/14        511,192
  500,000                BBB-/Baa3    Ventas Realty LP / V, 6.5%, 6/1/16                   485,000
                                                                                      ------------
                                                                                      $  1,934,710
                                                                                      ------------
                                      Total Real Estate                               $  5,058,033
--------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.1%
                                      Data Processing & Outsourced Services -- 0.1%
  400,000                  B-/Caa1    First Data Corp., 9.875%, 9/24/15               $    357,000
                                                                                      ------------
                                      Total Software & Services                       $    357,000
--------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                      Office Electronics -- 0.2%
  500,000                BBB-/Baa2    Xerox Corp., 6.875%, 8/15/11                    $    536,307
   40,000                BBB-/Baa2    Xerox Corp., 8.25%, 5/15/14                           47,044
                                                                                      ------------
                                                                                      $    583,351
                                                                                      ------------
                                      Total Technology Hardware & Equipment           $    583,351
--------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS -- 0.1%
                                      Semiconductor Equipment -- 0.1%
  185,000                 BBB/Baa1    Klac Instruments Corp., 6.9%, 5/1/18            $    200,814
                                                                                      ------------
                                      Total Semiconductors                            $    200,814
--------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 1.4%
                                      Integrated Telecommunication Services -- 1.2%
1,000,000                     A/A2    AT&T, Inc., 4.95%, 1/15/13                      $  1,077,556
  500,000                     A/A2    AT&T, Inc., 5.1%, 9/15/14                            543,633
  500,000                     A/A2    AT&T, Inc., 5.875%, 2/1/12                           541,382
  335,000                BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16                         371,868
  350,000                    A-/A3    France Telecom SA, 4.375%, 7/8/14                    370,446
  300,000                 BBB/Baa2    Telecom Italia Capital S.p.A.,
                                      5.25%, 11/15/13                                      320,422
  150,000                     A/A3    Verizon Communications, Inc.,
                                      8.75%, 11/1/18                                       189,323
                                                                                      ------------
                                                                                      $  3,414,630
--------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 0.2%
  500,000                  A-/Baa1    Vodafone Group Plc, 5.375%, 1/30/15             $    541,215
                                                                                      ------------
                                      Total Telecommunication Services                $  3,955,845
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


32     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

----------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                                  Value
----------------------------------------------------------------------------------------------
                                      UTILITIES -- 1.5%
                                      Electric Utilities -- 1.4%
$ 175,000                BBB+/Baa1    CenterPoint Energy Houston Electric LLC,
                                      7.0%, 3/1/14                                $    202,672
  225,000                  A-/Baa1    Commonwealth Edison Corp.,
                                      6.15%, 9/15/17                                   250,868
1,000,000                    A-/A3    Consolidated Edison Corp., 3.85%, 6/15/13      1,044,329
  270,000                    A-/A2    Enel Finance International SA, 5.125%,
                                      10/7/19 (144A)                                   273,600
  375,000                BBB+/Baa1    Entergy Gulf States, Inc., 5.7%, 6/1/15          377,811
  197,967                BBB-/Baa3    FPL Energy America Wind LLC,
                                      6.639%, 6/20/23 (144A)                           204,468
  105,800                  BB-/Ba2    FPL Energy Wind Funding LLC, 6.876%,
                                      6/27/17 (144A)                                    98,394
  200,000                 BBB/Baa2    Israel Electric Corp., Ltd.,
                                      7.25%, 1/15/19 (144A)                            217,847
  125,000                 BBB/Baa3    Neveda Power Co., 6.5%, 8/1/18                   137,766
  615,000                BBB+/Baa2    NY State Gas and Electric Co., 6.15%,
                                      12/15/17 (144A)                                  633,908
  131,418                    NR/WR    Orcal Geothermal, Inc.,
                                      6.21%, 12/30/20 (144A)                           122,822
  100,000                 BB+/Baa3    Public Service Co., of New Mexico,
                                      7.95%, 5/15/18                                   105,693
  250,000                BBB+/Baa1    West Penn Power Co., 5.95%, 12/15/17             259,355
                                                                                  ------------
                                                                                  $  3,929,533
----------------------------------------------------------------------------------------------
                                      Multi-Utilities -- 0.1%
  300,000                   BB/Ba2    NSG Holdings, Inc., 7.75%, 12/15/25         $    271,500
                                                                                  ------------
                                      Total Utilities                             $  4,201,033
----------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS
                                      (Cost $58,111,397)                          $ 63,241,599
----------------------------------------------------------------------------------------------
                                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 9.4%
  270,503                  AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                      5.0%, 11/1/34                               $    282,089
  314,412                  AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                      5.5%, 10/1/16 - 11/1/34                          335,594
  220,533                  AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                      6.0%, 1/1/33 - 4/1/33                            238,825
  280,229                  AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                      6.5%, 5/1/32 - 11/1/33                           305,450
  167,244                  AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                      7.0%, 10/1/46                                    182,075
  347,499    5.02          AAA/Aaa    Federal Home Loan Mortgage Corp., Floating
                                      Rate Note, 11/1/35                               361,356
2,975,253                  AAA/Aaa    Federal National Mortgage Association,
                                      4.5%, 11/1/20 - 6/1/39                         3,130,249


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     33

------------------------------------------------------------------------------------------------
                           S&P/
Principal      Floating    Moody's
Amount         Rate (b)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                      U.S. Government and Agency Obligations -- (continued)
$ 2,299,902                AAA/Aaa    Federal National Mortgage Association,
                                      5.0%, 12/1/17 - 11/1/38                       $  2,407,109
  3,880,512                AAA/Aaa    Federal National Mortgage Association,
                                      5.5%, 8/1/14 - 12/1/38                           4,121,269
  2,852,962                AAA/Aaa    Federal National Mortgage Association,
                                      6.0%, 1/1/29 - 12/1/37                           3,060,218
    288,547                AAA/Aaa    Federal National Mortgage Association,
                                      6.5%, 12/1/21 - 10/1/32                            316,101
    502,774                AAA/Aaa    Federal National Mortgage Association,
                                      7.0%, 3/1/12 - 1/1/36                              555,268
     31,341                AAA/Aaa    Federal National Mortgage Association,
                                      8.0%, 4/1/20 - 5/1/31                               36,095
    126,484                AAA/Aaa    Government National Mortgage Association,
                                      4.5%, 4/15/35                                      128,962
  3,471,123                AAA/Aaa    Government National Mortgage Association,
                                      5.0%, 2/15/18 - 8/15/19                          3,706,892
    117,714                AAA/Aaa    Government National Mortgage Association,
                                      5.5%, 8/15/33 - 9/15/33                            125,991
  1,294,126                AAA/Aaa    Government National Mortgage Association,
                                      6.0%, 8/15/13 - 9/15/38                          1,385,214
    739,158                AAA/Aaa    Government National Mortgage Association,
                                      6.5%, 10/15/28 - 5/15/33                           805,904
      7,939                AAA/Aaa    Government National Mortgage Association,
                                      7.0%, 4/15/28 - 8/15/28                              8,846
     13,255                AAA/Aaa    Government National Mortgage Association,
                                      7.5%, 9/20/29 - 1/15/30                             14,948
      3,854                AAA/Aaa    Government National Mortgage Association,
                                      8.0%, 2/15/30                                        4,436
    192,835                AAA/Aaa    Government National Mortgage Association II,
                                      5.5%, 2/20/34                                      205,550
    500,000                AAA/Aaa    Tennessee Valley Authority, 6.25%, 12/15/17        579,686
  1,750,000                AAA/Aaa    U.S. Treasury Bonds, 3.125%, 5/15/19             1,689,707
    570,000                AAA/Aaa    U.S. Treasury Bonds, 5.25%, 11/15/28               633,590
    300,000                AAA/Aaa    U.S. Treasury Notes, 3.375%, 11/15/19              294,234
    510,000                AAA/Aaa    U.S. Treasury Notes, 5.375%, 2/15/31               577,256
    300,000                 NR/Aaa    U.S. Treasury Bonds, 1.0%, 10/31/11                301,603
                                                                                    ------------
                                                                                    $ 25,794,517
------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT AND AGENCY
                                      OBLIGATIONS
                                      (Cost $24,756,911)                            $ 25,794,517
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


34     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

-----------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount       Rate (b)    Ratings                                             Value
-----------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- 0.1%
$ 225,000                AAA/Aaa    France Government Bond OAT,
                                    4.0%, 4/25/14                            $    334,796
-----------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $351,750)                          $    334,796
-----------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 0.6%
                                    MISCELLANEOUS -- 0.4%
1,000,000                A-/Baa1    State of California, 5.45%, 4/1/15       $  1,029,760
                                                                             ------------
                                    Total Miscellaneous                      $  1,029,760
-----------------------------------------------------------------------------------------
                                    GOVERNMENT -- 0.2%
                                    Municipal General -- 0.2%
  500,000                  A+/A2    State of Illinois, 1.395%, 2/1/11        $    500,580
                                                                             ------------
                                    Total Government                         $    500,580
-----------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $1,500,000)                        $  1,530,340
-----------------------------------------------------------------------------------------
                                    TEMPORARY CASH INVESTMENTS -- 5.3%
                                    SECURITIES LENDING COLLATERAL -- 5.3% (d)
                                    Certificates of Deposit:
  431,102                           Bank of Nova Scotia, 0.19%, 2/17/10      $    431,102
  431,102                           DnB NOR Bank ASA NY, 0.2%, 2/17/10            431,102
  391,911                           Royal Bank of Canada, 0.23%, 1/21/11          391,911
  391,917                           Svenska NY, 0.20%, 3/30/10                    391,917
  470,293                           Rabobank Nederland NY, 0.19%, 3/2/10          470,293
   41,999                           Westpac Banking NY, 1.35%, 3/19/10             41,999
  391,911                           Societe Generale, 0.21%, 3/4/10               391,911
  431,102                           CBA Financial, 0.27%, 1/3/11                  431,102
  119,329                           BNP Paribas, 0.70%, 6/4/10                    119,329
  278,210                           Wachovia Bank NA, 1.17%, 5/14/10              278,210
                                                                             ------------
                                                                             $  3,378,876
-----------------------------------------------------------------------------------------
                                    Commercial Paper:
  313,414                           BBVA London, 0.28%, 3/18/10              $    313,414
   84,081                           US Bancorp, 0.68%, 5/6/10                      84,081
   78,913                           American Honda Finance, 0.68%, 2/5/10          78,913
  117,664                           GE Capital Corp., 0.81%, 8/20/10              117,664
   42,425                           GE Capital Corp., 0.29%, 10/21/10              42,425
   42,711                           GE Capital Corp., 0.29%, 10/6/10               42,711
  313,480                           HND AF, 0.18%, 3/2/10                         313,480
  431,054                           HSBC, 0.20%, 2/19/10                          431,054
   43,712                           John Deer Capital Corp., 0.33%, 7/6/10         43,712
  331,868                           JPMorgan Chase & Co., 0.57%, 9/24/10          331,868
  391,836                           NABPP, 0.19%, 3/8/10                          391,836


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     35

----------------------------------------------------------------------------------------------
                           S&P/
Principal      Floating    Moody's
Amount         Rate (b)    Ratings                                                Value
----------------------------------------------------------------------------------------------
                                      Commercial paper -- (continued)
$305,523                              PARFIN, 0.25%, 4/19/10                      $    305,523
 391,815                              Cafco, 0.20%, 3/15/10                            391,815
 431,029                              Char FD, 0.18%, 3/5/10                           431,029
 391,592                              WEST Pac, 0.25%, 5/27/10                         391,592
 235,098                              Ciesco, 0.20%, 3/8/10                            235,098
 195,935                              Ciesco, 0.20%, 2/18/10                           195,935
 391,911                              Toyota Motor Credit Corp., 0.23%, 1/10/11        391,911
 195,921                              GE, 0.30%, 1/26/11                               195,921
 196,265                              Kithaw, 0.21%, 3/2/10                            196,265
 201,047                              Kithaw, 0.20%, 2/23/10                           201,047
 269,170                              Old LLC, 0.19%, 3/17/10                          269,170
 109,913                              Old LLC, 0.18%, 2/17/10                          109,913
 133,815                              Ranger, 0.20%, 3/12/10                           133,815
 156,691                              Ranger, 0.20%, 5/3/10                            156,691
 274,322                              SRCPP, 0.19%, 2/3/10                             274,322
  72,293                              STRAIT, 0.19%, 4/1/10                             72,293
 117,489                              TB LLC, 0.19%, 2/8/10                            117,489
 215,467                              TB LLC, 0.20%, 3/5/10                            215,467
  78,433                              TB LLC, 0.10%, 2/9/10                             78,433
 446,961                              Bank of America, 0.87%, 5/12/10                  446,961
  78,389                              BBVA Senior US, 0.30%, 3/12/10                    78,389
 444,415                              Santander, 0.30%, 7/23/10                        444,415
 156,712                              WFC, 0.33%, 12/2/10                              156,712
                                                                                  ------------
                                                                                  $  7,681,364
----------------------------------------------------------------------------------------------
                                      Tri-party Repurchase Agreements:
1,567,643                             Deutsche Bank, 0.1%, 2/1/10                 $  1,567,643
1,353,550                             Barclays Capital Markets, 0.11%, 2/1/10        1,353,550
                                                                                  ------------
                                                                                  $  2,921,193
----------------------------------------------------------------------------------------------
 Shares
                                      Money Market Mutual Funds:
 313,528                              Dreyfus Preferred Money Market Fund         $    313,528
 313,529                              Blackrock Liquidity Temporary Cash Fund          313,529
                                                                                  ------------
                                                                                  $    627,057
----------------------------------------------------------------------------------------------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $14,608,490)                          $ 14,608,490
----------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES -- 105.1%
                                      (Cost $259,454,974) (a)                     $288,213,411
----------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND
                                      LIABILITIES -- (5.1)%                       $(13,940,220)
----------------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS -- 100.0%                  $274,273,191
==============================================================================================


The accompanying notes are an integral part of these financial statements.


36     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

(A.D.R.) American depositary receipt.


*        Non-income producing security.


(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2010, the value of these securities amounted to $7,374,340 or 2.7% of total net assets.


(a) At January 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $259,454,974 was as follows:

           Aggregate gross unrealized gain for all investments in which there is an
             excess of value over tax cost                                             $33,235,705
           Aggregate gross unrealized loss for all investments in which there is an
             excess of tax cost over value                                              (4,477,268)
                                                                                       -----------
           Net unrealized gain                                                         $28,758,437
                                                                                       ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.


(c)      At January 31, 2010, the following securities were out on loan:


    Principal
    Amount       Security                                           Value
    $400,000     General Electric Capital Corp., 6.75%, 3/15/32     $408,768
      44,000     Kinder Morgan Energy LP, 5.95%, 2/15/18              47,675
     138,000     Simon Property Group, Inc., 6.75%, 5/15/14          153,423

    Shares
      63,400     Diamond Offshore Drilling, Inc.                   5,803,002
     240,400     Frontier Communications Corp.                     1,829,444
       3,800     MasterCard, Inc.                                    949,620
      46,720     Microchip Technology, Inc.                        1,205,843
      54,200     Nokia Corp. (A.D.R.)                                741,998
      19,400     Nuance Communications, Inc.*                        291,388
       7,500     Regal Entertainment Group, Inc.                     110,775
      24,000     Vertex Pharmaceuticals, Inc.*                       921,600
     177,700     Xerox Corp.                                       1,549,544
----------------------------------------------------------------------------
                 Total                                           $14,013,080
============================================================================

(d)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2010 aggregated $42,980,159 and $50,861,049, respectively.


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     37

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of January 31, 2010, in valuing the Fund's assets:


                                         Level 1         Level 2         Level 3    Total
 Asset backed securities                 $         --    $  2,792,459        $--    $  2,792,459
 Collateralized mortgage obligations               --       8,053,800         --       8,053,800
 Corporate bonds                                   --      63,241,599         --      63,241,599
 Convertible corporate bonds                       --         357,419         --         357,419
 Municipal bonds                                   --       1,530,340         --       1,530,340
 U.S. government and agency
 obligations                                       --      25,794,517         --      25,794,517
 Common stocks                            170,680,966              --         --     170,680,966
 Preferred stocks                             819,025              --         --         819,025
 Foreign government bonds                          --         334,796         --         334,796
 Temporary cash investments                        --      13,981,433         --      13,981,433
 Money market mutual funds                    627,057              --         --         627,057
------------------------------------------------------------------------------------------------
 Total                                   $172,127,048    $116,086,363        $--    $288,213,411
================================================================================================

The following is a reconcilliation of assets valued using significant observable inputs (Level 3):


                                                                                    Asset Backed
                                                                                     Securities
 Balance as of 7/30/09                                                               $ 143,615
 Realized gain (loss)                                                                       --
 Change in unrealized appreciation (depreciation)(1)                                        --
 Net purchases (sales)                                                                      --
 Transfers in and out of Level 3                                                      (143,615)
----------------------------------------------------------------------------------------------
 Balance as of 1/31/10                                                               $      --
================================================================================================

(1) Unrealized appreciation/(depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.


The accompanying notes are an integral part of these financial statements.


38     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Statement of Assets and Liabilities | 1/31/10 (unaudited)


ASSETS:
  Investment in securities (including securities loaned of
    $14,013,080) (cost $259,454,974)                                     $288,213,411
  Cash                                                                      1,153,865
  Receivables --
   Investment securities sold                                               1,137,180
   Fund shares sold                                                           168,570
   Dividends, interest                                                      1,384,790
   Due from Pioneer Investment Management, Inc.                                 7,178
  Other                                                                        40,877
-------------------------------------------------------------------------------------
     Total assets                                                        $292,105,871
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $  2,565,422
   Fund shares repurchased                                                    186,082
   Upon return of securities loaned                                        14,608,490
  Foreign currencies, at value (cost $353,105)                                341,721
  Due to affiliates                                                            83,551
  Accrued expenses                                                             47,414
-------------------------------------------------------------------------------------
     Total liabilities                                                   $ 17,832,680
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $268,321,647
  Undistributed net investment income                                         128,251
  Accumulated net realized loss on investments and foreign currency
    transactions                                                          (22,946,026)
  Net unrealized gain on investments                                       28,758,437
  Net unrealized gain on other assets and liabilities denominated in
   foreign currencies                                                          10,882
-------------------------------------------------------------------------------------
     Total net assets                                                    $274,273,191
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $113,788,036/13,390,847 shares)                      $       8.50
  Class B (based on $14,528,612/1,722,656 shares)                        $       8.43
  Class C (based on $11,947,418/1,410,756 shares)                        $       8.47
  Class Y (based on $134,009,125/15,768,032 shares)                      $       8.50
MAXIMUM OFFERING PRICE:
  Class A ($8.50 [divided by] 95.5%)                                     $       8.90
=====================================================================================


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     39

Statement of Operations (unaudited)

For the Six Months Ended 1/31/10


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $23,121)                    $ 2,156,562
  Interest                                                                  2,816,359
  Income from securities loaned, net                                           13,953
------------------------------------------------------------------------------------------------------
     Total investment income                                                               $ 4,986,874
------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $   903,102
  Transfer agent fees
   Class A                                                                    120,157
   Class B                                                                     27,292
   Class C                                                                     11,108
   Class Y                                                                        441
  Distribution fees
   Class A                                                                    144,367
   Class B                                                                     76,595
   Class C                                                                     57,007
   Shareholder communications expense                                          50,888
  Administrative reimbursements                                                46,108
  Custodian fees                                                                7,700
  Registration fees                                                            28,584
  Professional fees                                                            41,450
  Printing expense                                                              2,593
  Fees and expenses of nonaffiliated trustees                                   3,444
  Miscellaneous                                                                24,819
------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 1,545,655
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                             (79,403)
------------------------------------------------------------------------------------------------------
     Net expenses                                                                          $ 1,466,252
------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 3,520,622
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTION:
  Net realized gain on:
   Investments                                                            $ 1,367,623
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                          7,812      $ 1,375,435
------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                            $18,481,734
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         10,882      $18,492,616
------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                $19,868,051
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $23,388,673
======================================================================================================


The accompanying notes are an integral part of these financial statements.


40     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Statements of Changes in Net Assets

For the Six Months Ended 1/31/10 and the Year Ended 7/31/09, respectively



-----------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                1/31/10            Year Ended
                                                                (unaudited)        7/31/09
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $  3,520,622       $  5,988,583
Net realized gain (loss) on investments and foreign currency
  transactions                                                     1,375,435        (12,868,363)
Change in net unrealized gain on investments and foreign
  currency transactions                                           18,492,616          9,776,168
-----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $ 23,388,673       $  2,896,388
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.14 and $0.26 per share, respectively)            $ (1,833,841)      $ (3,295,925)
   Class B ($0.11 and $0.21 per share, respectively)                (193,196)          (456,295)
   Class C ($0.11 and $0.20 per share, respectively)                (143,945)          (208,313)
   Class Y ($0.16 and $0.29 per share, respectively)              (2,469,761)        (1,105,708)
-----------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $ (4,640,743)      $ (5,066,241)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 19,362,056       $ 24,838,683
Shares issued in reorganization                                           --        124,470,980
Reinvestment of distributions                                      4,445,563          4,726,288
Cost of shares repurchased                                       (33,320,744)       (48,873,865)
-----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                    $ (9,513,125)      $105,162,086
-----------------------------------------------------------------------------------------------
   Net increase in net assets                                   $  9,234,805       $102,992,233
NET ASSETS:
Beginning of period                                              265,038,386        162,046,153
-----------------------------------------------------------------------------------------------
End of period                                                   $274,273,191       $265,038,386
-----------------------------------------------------------------------------------------------
Undistributed net investment income                             $    128,251       $  1,248,372
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     41

                                     '10 Shares        '10 Amount         '09 Shares        '09 Amount
                                    (unaudited)       (unaudited)
Class A
Shares sold                             1,089,786     $ 9,216,585            1,671,901     $12,032,380
Shares issued in reorganization                --              --            3,157,940      22,674,006
Reinvestment of distributions             200,510       1,689,333              424,536       3,081,851
Less shares repurchased                (2,093,910)    (17,415,469)          (3,968,225)    (28,848,690)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)               (803,614)    $(6,509,551)           1,286,152     $ 8,939,547
======================================================================================================
Class B
Shares sold                               124,821     $ 1,052,525              273,954     $ 1,963,887
Reinvestment of distributions              21,336         178,303               56,989         411,092
Less shares repurchased                  (344,892)     (2,889,625)            (924,719)     (6,656,448)
------------------------------------------------------------------------------------------------------
   Net decrease                          (198,735)    $(1,658,797)            (593,776)    $(4,281,469)
======================================================================================================
Class C
Shares sold                               211,802     $ 1,797,297              374,611     $ 2,701,240
Shares issued in reorganization                --              --              254,685       1,823,544
Reinvestment of distributions              15,709         131,900               26,092         187,217
Less shares repurchased                  (177,819)     (1,473,988)            (344,921)     (2,495,774)
------------------------------------------------------------------------------------------------------
   Net increase                            49,693     $   455,209              310,467     $ 2,216,227
======================================================================================================
Class Y
Shares sold                               871,951     $ 7,295,649            1,107,411     $ 8,141,176
Shares issued in reorganization                --              --           13,923,876      99,973,430
Reinvestment of distributions             290,332       2,446,027              141,741       1,046,128
Less shares repurchased                (1,364,754)    (11,541,662)          (1,473,575)    (10,872,953)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)               (202,471)    $(1,799,986)          13,699,453     $98,287,781
======================================================================================================


The accompanying notes are an integral part of these financial statements.


42     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Financial Highlights


------------------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months Ended
                                                                                    1/31/10            Year Ended   Year Ended
                                                                                    (unaudited)        7/31/09      7/31/08
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                $   7.93           $   8.65     $  10.80
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                              $   0.11           $   0.30     $   0.31
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                          0.60              (0.76)       (0.99)
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $   0.71           $  (0.46)    $  (0.68)
Distributions to shareowners:
 Net investment income                                                                 (0.14)             (0.26)       (0.33)
 Net realized gain                                                                        --                --         (1.14)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 $  (0.14)          $  (0.26)    $  (1.47)
------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                               $     --           $     --     $     --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $   0.57           $  (0.72)    $  (2.15)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $   8.50           $   7.93     $   8.65
==============================================================================================================================
Total return*                                                                           8.93%             (4.95)%      (7.52)%
Ratio of net expenses to average net assets+                                            1.16%**            1.16%        1.17%
Ratio of net investment income to average net assets+                                   2.43%**            4.05%        3.22%
Portfolio turnover rate                                                                   16%                86%          50%
Net assets, end of period (in thousands)                                            $113,788           $112,506     $111,667
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                           1.28%**            1.42%        1.30%
 Net investment income                                                                  2.31%**            3.80%        3.09%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                           1.16%**            1.16%        1.16%
 Net investment income                                                                  2.43%**            4.05%        3.23%
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended   Year Ended   Year Ended
                                                                                    7/31/07      7/31/06 (b)  7/31/05
------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                $  11.19      $ 13.05     $  12.10
------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                              $   0.37      $  0.31     $   0.22
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                          0.73         0.51         1.01
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $   1.10      $  0.82     $   1.23
Distributions to shareowners:
 Net investment income                                                                 (0.38)       (0.29)       (0.25)
 Net realized gain                                                                     (1.11)       (2.39)       (0.03)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 $  (1.49)     $ (2.68)    $  (0.28)
------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                               $     --      $    --     $   0.00(a)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $  (0.39)     $ (1.86)    $   0.95
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $  10.80      $ 11.19     $  13.05
========================================================================================================================
Total return*                                                                          10.42%        7.52%       10.33%
Ratio of net expenses to average net assets+                                            1.16%        1.24%        1.34%
Ratio of net investment income to average net assets+                                   3.29%        2.65%        1.77%
Portfolio turnover rate                                                                   64%         115%          70%
Net assets, end of period (in thousands)                                            $163,391      $66,691     $107,147
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                           1.25%        1.24%        1.39%
 Net investment income                                                                  3.20%        2.65%        1.72%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                           1.16%        1.24%        1.34%
 Net investment income                                                                  3.29%        2.65%        1.77%
========================================================================================================================


(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10    43

------------------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months Ended
                                                                                    1/31/10            Year Ended   Year Ended
                                                                                    (unaudited)        7/31/09      7/31/08
------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                $  7.88            $  8.61      $ 10.74
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                              $  0.06            $  0.24      $  0.23
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                         0.60              (0.76)       (0.99)
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $  0.66            $ (0.52)     $ (0.76)
Distributions to shareowners:
 Net investment income                                                                (0.11)             (0.21)       (0.23)
 Net realized gain                                                                       --                 --        (1.14)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 $ (0.11)           $ (0.21)     $ (1.37)
------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                               $    --            $    --      $    --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $  0.55            $ (0.73)     $ (2.13)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $  8.43            $  7.88      $  8.61
==============================================================================================================================
Total return*                                                                          8.35%             (5.82)%      (8.33)%
Ratio of net expenses to average net assets+                                           2.06%**            2.06%        2.07%
Ratio of net investment income to average net assets+                                  1.54%**            3.18%        2.31%
Portfolio turnover rate                                                                  16%                86%          50%
Net assets, end of period (in thousands)                                            $14,529            $15,132      $21,652
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                          2.18%**            2.32%        2.13%
 Net investment income                                                                 1.42%**            2.92%        2.25%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                          2.06%**            2.06%        2.06%
 Net investment income                                                                 1.54%**            3.18%        2.32%
==============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended   Year Ended    Year Ended
                                                                                    7/31/07      7/31/06 (b)   7/31/05
-------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                $ 11.14      $ 13.00       $ 12.07
-------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                              $  0.28      $  0.20       $  0.13
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        0.72          0.52          0.99
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $  1.00      $  0.72       $  1.12
Distributions to shareowners:
 Net investment income                                                                (0.29)       (0.19)        (0.16)
 Net realized gain                                                                    (1.11)       (2.39)        (0.03)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 $ (1.40)     $ (2.58)      $  (0.19)
-------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                               $    --      $    --       $  0.00(a)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $ (0.40)     $ (1.86)      $  0.93
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 10.74      $ 11.14       $ 13.00
=========================================================================================================================
Total return*                                                                          9.47%        6.56%         9.40%
Ratio of net expenses to average net assets+                                           2.07%        2.17%         2.09%
Ratio of net investment income to average net assets+                                  2.36%        1.75%         1.04%
Portfolio turnover rate                                                                  64%         115%           70%
Net assets, end of period (in thousands)                                            $29,871      $20,076       $25,270
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                          2.09%        2.17%         2.16%
 Net investment income                                                                 2.34%        1.75%         0.97%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                          2.06%        2.17%         2.09%
 Net investment income                                                                 2.37%        1.75%         1.04%
=========================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


44    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

------------------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months Ended
                                                                                    1/31/10            Year Ended   Year Ended
                                                                                    (unaudited)        7/31/09      7/31/08
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                $  7.91            $  8.63      $10.79
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                              $  0.07            $  0.23      $ 0.22
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                         0.60              (0.75)      (0.99)
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $  0.67            $ (0.52)     $(0.77)
Distributions to shareowners:
 Net investment income                                                                (0.11)             (0.20)      (0.25)
 Net realized gain                                                                       --                 --       (1.14)
------------------------------------------------------------------------------------------------------------------------------
Net increase decrease in net asset value                                            $  0.56            $ (0.72)     $(2.16)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $  8.47            $  7.91      $ 8.63
==============================================================================================================================
Total return*                                                                          8.47%             (5.79)%     (8.40)%
Ratio of net expenses to average net assets+                                           2.05%**            2.06%       2.07%
Ratio of net investment income to average net assets+                                  1.52%**            3.15%       2.31%
Portfolio turnover rate                                                                  16%                86%         50%
Net assets, end of period (in thousands)                                            $11,947            $10,764      $9,071
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                          2.05%**            2.21%       2.10%
 Net investment income                                                                 1.52%**            3.01%       2.28%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                          2.05%**            2.06%       2.06%
 Net investment income                                                                 1.52%**            3.16%       2.32%
==============================================================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                 9/23/05 (a)
                                                                                    Year Ended   to
                                                                                    7/31/07      7/31/06
------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                $ 11.19      $12.86
------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                              $  0.29      $ 0.18
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                         0.72        0.73
------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $  1.01      $ 0.91
Distributions to shareowners:
 Net investment income                                                                (0.30)      (0.19)
 Net realized gain                                                                    (1.11)      (2.39)
------------------------------------------------------------------------------------------------------------
Net increase decrease in net asset value                                            $ (0.40)     $(1.67)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 10.79      $11.19
============================================================================================================
Total return*                                                                          9.54%       8.21%(b
Ratio of net expenses to average net assets+                                           2.06%       2.00%**
Ratio of net investment income to average net assets+                                  2.41%       1.55%**
Portfolio turnover rate                                                                  64%        115%
Net assets, end of period (in thousands)                                            $11,784      $  426
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                          2.10%       2.00%**
 Net investment income                                                                 2.37%       1.55%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                          2.06%       2.00%**
 Net investment income                                                                 2.41%       1.55%**
============================================================================================================

(a) Class C shares were first publicly offered on September 23, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10    45

------------------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months Ended
                                                                                    1/31/10            Year Ended   Year Ended
                                                                                    (unaudited)        7/31/09      7/31/08
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                $   7.93           $   8.65     $ 10.80
------------------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                                              $   0.12           $   0.30     $  0.36
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                          0.61              (0.73)      (1.01)
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $   0.73           $  (0.43)    $ (0.65)
Distributions to shareowners:
 Net investment income                                                              $  (0.16)          $  (0.29)    $ (0.36)
 Net realized gain                                                                        --                 --       (1.14)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $  (0.16)          $  (0.29)    $ (1.50)
------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                               $     --           $     --     $    --
------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                                      $     --           $     --     $    --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $   0.57           $  (0.72)    $ (2.15)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $   8.50           $   7.93     $  8.65
==============================================================================================================================
Total return*                                                                           9.17%             (4.62)%     (7.25)%
Ratio of net expenses to average net assets+                                            0.77%**            0.89%       0.80%
Ratio of net investment income to average net assets+                                   2.82%**            4.03%       3.57%
Portfolio turnover rate                                                                   16%                86%         50%
Net assets, end of period (in thousands)                                            $134,009           $126,636     $19,655
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                           0.77%**            0.89%       0.80%
 Net investment income                                                                  2.82%**            4.03%       3.57%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                           0.77%**            0.89%       0.80%
 Net investment income                                                                  2.82%**            4.03%       3.57%
==============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended   Year Ended    Year Ended
                                                                                    7/31/07      7/31/06 (b)   7/31/05
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                $ 11.20      $ 13.05       $ 12.11
-------------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                                              $  0.40      $  0.79       $  0.24
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                         0.74         0.07          1.00
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $  1.14      $  0.86       $  1.24
Distributions to shareowners:
 Net investment income                                                              $ (0.43)     $ (0.32)      $ (0.27)
 Net realized gain                                                                    (1.11)       (2.39)        (0.03)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $ (1.54)     $ (2.71)      $ (0.30)
-------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                               $    --      $    --       $  0.00(a)
-------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                                      $    --      $  0.00(a)    $    --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $ (0.40)     $ (1.85)      $  0.94
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 10.80      $ 11.20       $ 13.05
=========================================================================================================================
Total return*                                                                         10.82%        7.89%        10.40%
Ratio of net expenses to average net assets+                                           0.80%        0.92%         1.19%
Ratio of net investment income to average net assets+                                  3.61%        2.99%         1.95%
Portfolio turnover rate                                                                  64%         115%           70%
Net assets, end of period (in thousands)                                            $27,743      $30,072       $52,762
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                          0.80%        0.92%         1.29%
 Net investment income                                                                 3.61%        2.99%         1.85%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                          0.80%        0.92%         1.19%
 Net investment income                                                                 3.61%        2.99%         1.95%
=========================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


46    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Notes to Financial Statements | 1/31/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders my exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     47

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, equity securities are valued at the last sale price on the principal exchange where they are traded or using readily available market quotations. Fixed income securities with remaining maturity of more than sixty days are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. Factors used in applying the fair value method may include comparable securities, yields, bond credit ratings and market conditions. At January 31, 2010, no securities were fair valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value. Money market mutual funds are valued at net asset value.


48     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At January 31, 2010, the Fund had no outstanding forward foreign currency settlement contracts.


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2009 was as follows:


--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                    $5,044,098
   Long-term capital gain                                                 22,143
--------------------------------------------------------------------------------
      Total                                                           $5,066,241
================================================================================

                 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10  49

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2009:


--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                    $  1,319,413
   Capital loss carryforward                                         (12,962,199)
   Current year dividend payable                                          (9,424)
   Current year post-October loss deferred                           (11,058,811)
   Unrealized appreciation                                             9,914,635
--------------------------------------------------------------------------------
      Total                                                         $(12,796,386)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash-sales, interest accruals on preferred stocks, the tax basis adjustments on partnerships and the tax treatment of premium and amortization.


D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $15,473 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2010.


E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


50     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the year ended January 31, 2010.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06%, 2.06% and 1.08% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through December 1,


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     51

2011 for Class A, Class B and Class C shares, and June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,169 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2010, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $35,807
 Class B                                                                   5,082
 Class C                                                                   5,446
--------------------------------------------------------------------------------
 Class Y                                                                   4,553
--------------------------------------------------------------------------------
    Total:                                                               $50,888
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $60,857 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2010.


4. Distribution Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance


52     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10
services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,525 in distribution fees payable to PFD at January 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2009, CDSCs in the amount of $7,203 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2010, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2010, the Fund had no borrowings under this agreement.


7. Reorganization Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Balanced Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan Keegan Balanced Fund for shares of Pioneer Classic


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     53

Balanced Fund. Shareholders holding Class A, Class C and Class I shares of Regions Morgan Keegan Balanced Fund received Class A, Class C and Class Y shares, respectively, of Pioneer Classic Balanced Fund in the reorganization. The following charts show the details of the reorganization as of that Closing
Date:


----------------------------------------------------------------------------------------------
                           Pioneer
                           Classic                RMK                    Pioneer
                           Balanced Fund          Balanced Fund          Classic Balanced Fund
                           (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
----------------------------------------------------------------------------------------------
 Class A                   $ 85,335,322           $ 22,674,006           $ 108,009,328
 Class B                   $ 14,250,065           $         --           $  14,250,065
 Class C                   $  7,490,106           $  1,823,544           $   9,313,650
 Class Y/I                 $ 11,910,774           $ 99,973,430           $ 111,884,204
----------------------------------------------------------------------------------------------
 Total Net Assets          $118,986,267           $124,470,980           $ 243,457,247
----------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                     11,883,750              1,730,964              15,041,690
 Class B                      1,998,787                     --               1,998,787
 Class C                      1,046,198                138,986               1,300,883
 Class Y/I                    1,659,495              7,621,068              15,583,371
 Shares Issued in
  Reorganization
 Class A                             --                     --               3,157,940
 Class C                             --                     --                 254,685
 Class Y                             --                     --              13,923,876


----------------------------------------------------------------------------------------------
                                                  Unrealized             Accumulated
                                                  Appreciation On        Loss On
                                                  Closing Date           Closing Date
----------------------------------------------------------------------------------------------
 Regions Morgan Keegan
 Balanced Fund                                    $4,436,390             $(917,891)
----------------------------------------------------------------------------------------------

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through March 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


54     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Approval of Investment Advisory Agreements (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Classic Balanced Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     55

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2009 and in the second quintile of its Morningstar category for the three, five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client


56     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10
accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     57

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


58     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

Trustees, Officers and Service Providers

Trustees                                          Officers
John F. Cogan, Jr., Chairman                      John F. Cogan, Jr., President
David R. Bock                                     Daniel K. Kingsbury, Executive
Mary K. Bush                                        Vice President
Benjamin M. Friedman                              Mark E. Bradley, Treasurer
Margaret B.W. Graham                              Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10     59

                           This page for your notes.







































60     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                        Pioneer Government Income Fund
--------------------------------------------------------------------------------
                        Semiannual Report | January 31, 2010

                        Ticker Symbols:
                        Class A   AMGEX
                        Class B   ABGIX
                        Class C   GOVCX
                        Class Y   ATGIX



                        [LOGO] PIONEER
                               Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                       2

Portfolio Management Discussion                                             4

Portfolio Summary                                                           8

Prices and Distributions                                                    9

Performance Update                                                         10

Comparing Ongoing Fund Expenses                                            14

Schedule of Investments                                                    16

Financial Statements                                                       24

Notes to Financial Statements                                              32

Approval of Investment Advisory Agreement                                  38

Trustees, Officers and Service Providers                                   42

             Pioneer Government Income Fund | Semiannual Report | 1/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain: unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Government Income Fund | Semiannual Report | 1/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Government Income Fund | Semiannual Report | 1/31/10     3

Portfolio Management Discussion | 1/31/10

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit, members of Pioneer's Fixed-Income team, discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund over the six months ended January 31, 2010. Mr. Melchreit and Mr. Schlanger are responsible for the day-to-day management of the Fund.

Q  How did the Fund perform during the six months ended January 31, 2010?

A Pioneer Government Income Fund's Class A shares produced a total return of 2.72% at net asset value during the six months ended January 31, 2010, while the Fund's benchmarks, the Barclays Capital (formerly Lehman
   Brothers) Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index, returned 1.98% and 3.41%, respectively. During the same six-month period, the average return of the 150 funds in Lipper's General U.S. Government Funds category was 2.88%. On January 31, 2010, the Fund's 30-day SEC yield for Class A shares was 3.21%; the Fund held 343 issues;
   and the average credit quality of the Fund's portfolio was AAA1.

 1 Average Credit Quality is an asset weighted average of the higher rating of the fixed-income securities, cash, and cash equivalents in the Fund as provided by Moody's or S&P. The rating also includes securities that have not been rated by either of the rating agencies, which has the effect of reducing the overall average. Source: Wilshire Axiom.

Q What was the investment environment like during the six months ended January 31, 2010?

A Over the six months, we began to see some constructive trends in the economy. Productivity increased, initial jobless claims declined and temporary job demand rose. In the fourth quarter of 2009, the economy grew at a 5.9% annual rate as measured by gross domestic product (GDP). Despite those positive developments, unemployment remained stubbornly high. Against this backdrop, the Federal Reserve Board (the Fed) maintained a Federal funds rate in the 0.00% to 0.25% range, and the yield curve steepened, with long-term yields rising substantially higher than short-term yields. (The Federal funds rate is the rate that banks charge for overnight loans; the yield curve shows the relationship between bond yields and bond maturity lengths.)

   During the six-month period ended January 31, 2010, the Fed came under scrutiny from Congress, as the legislative body demanded more transparency regarding its bank bailout program. The Fed's consistent position

4     Pioneer Government Income Fund | Semiannual Report | 1/31/10
   regarding the Federal funds rate raised concerns that inflation could accelerate as economic growth improved, and that the central bank would then be late in raising interest rates to keep inflation in check.

   Outside the United States, debt problems in Dubai and Greece triggered concerns that the global economic recovery could be in peril. A flight to quality ensued, and the U.S. dollar rose relative to other currencies. In addition, investors bid up the prices of U.S. Treasury securities, primarily at the short end of the yield curve, thus accepting lower yields. Over the six-month period, Treasury bills yielded less than 10 basis points (a basis point is equal to 0.01%), and two-year Treasuries traded in a range between 0.70% and 1.30% (between 70 and 130 basis points). On January 31, 2010, the yield on the two-year Treasury was 0.82% (82 basis points).

Q How did you manage the Fund in that environment over the six months ended January 31, 2010?

A We did not make any big changes to the Fund's portfolio, because early in 2009 we had positioned the Fund to benefit from the government's various stimulus programs, which continued to be in effect. We had reduced the Fund's exposure to mortgages that were susceptible to faster prepayments, which occur when the underlying mortgages are paid off prior to maturity and then refinanced at lower interest rates. Prepayments can be detrimental to investors as interest rates decline. We also had trimmed the Fund's position in Ginnie Mae securities; and in the wake of the government's bailout of Fannie Mae and Freddie Mac, we focused the Fund's assets on more conventional mortgages. While the Fund was underweight in Treasuries, we slightly increased exposure to Treasury surrogates, such as Private Export Funding Corporation (PEFCO) bonds, which are backed by the full faith and credit of the U.S. Government. At January 31, 2010, Treasury and agency securities accounted for 35.8% of the Fund's net assets, and agency pass-throughs represented 60.2% of net assets. Included in the remaining 4% of the Fund's holdings at the end of the six-month period was a 0.4% cash position.

Q What factors most affected the Fund's performance over the six months ended January 31, 2010?

A Sector allocation benefited the Fund's results during the period, with an overweight to mortgage-backed securities being the main driver of performance. Mortgage-backed securities experienced a strong rally during the six months, thanks to the various government programs designed to bolster the housing market. For the period, mortgages posted an excess return to Treasuries of 1.6%. Security selection also helped performance, as well as the Fund's position in agency debentures. The Fund's relatively long duration -- which is a measure of sensitivity to changes in interest rates -- was a detractor from performance at a time when investors became concerned

             Pioneer Government Income Fund | Semiannual Report | 1/31/10     5
   that inflation might accelerate and interest rates would rise. A shorter duration is usually preferable during periods of rising interest rates.

Q  What is your outlook?

A We expect the U.S. economy to continue to recover, and over the short term -- perhaps for six months -- we believe that Treasury yields will be locked in a specific trading range. The Fed's mortgage purchase program is scheduled to end on March 31, 2010, and when the central bank exits that buying program, spreads could widen, causing mortgages to underperform. (Spreads represent the difference between yields of Treasury securities and non-Treasury securities that are identical in all respects except for quality rating).

   Both Fannie Mae and Freddie Mac have instituted buyback programs in which they will purchase mortgage loans from borrowers who have missed at least four months of payments. Those programs could result in a spike in mortgage prepayment activity, which would have a negative impact on the market. Given these possibilities, we are beginning gradually to reduce the Fund's exposure to mortgage-backed securities and are moving into Treasuries and Treasury surrogates, such as PEFCO bonds (mentioned above), and bonds issued by the Small Business Administration. Those types of investments provide a relatively stable income stream and are backed by the full faith and credit of the U.S. Government. We also may add collateralized mortgage obligations (CMOs) issued by Freddie Mac and Fannie Mae to the portfolio. At the time of issue, CMOs are classed according to expected maturity ranges, and they provide interest and principal payments in a more predictable manner than other pass-through securities. Should mortgage spreads widen to the point where they represent good value, we may rebuild the Fund's mortgage position, especially in securities for which prepayment risk appears to have been mitigated.

   We have started to position the Fund in anticipation of the time when the U.S. Treasury and the Fed begin removing stimulus from the economy, and when we could see the yield curve beginning to flatten. The Fed has stated that inflation is not a problem, at least in the short term. However, the yield curve is the steepest it has ever been. The Federal funds rate remains effectively at 0.00%, and many investors believe that the Fed should already have begun boosting rates from this extraordinarily low level. When the Fed begins raising rates, short-term rates could rise dramatically and short-term bond prices would likely decline. Long-term rates may remain at current levels or decline slightly, which would boost the prices of long-term bonds.

   We believe the Fund should continue to provide shareholders with a steady stream of income, and if the Fed raises interest rates, the potential for higher levels of income also could increase.

6     Pioneer Government Income Fund | Semiannual Report | 1/31/10

Please refer to the Schedule of Investments on pages 16-23 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Government Income Fund | Semiannual Report | 1/31/10     7

Portfolio Summary | 1/31/10

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                             11.0%
1-3 years                            35.2%
3-4 years                             7.5%
4-6 years                            12.2%
6-8 years                            14.5%
8+ years                             19.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.  U.S. Treasury Inflation Protected Securities, 1.375%, 7/15/18         7.07%
 2.  Federal National Mortgage Association Aces, 4.92%, 7/25/20            4.91
 3.  Financing Corp., 10.35%, 8/3/18                                       3.98
 4.  Federal National Mortgage Association Aces, 6.3%, 4/25/19             3.93
 5.  U.S. Treasury Bonds, 5.25%, 11/15/28                                  3.49
 6.  Federal Home Loan Mortgage Corp., 3.8%, 1/15/18                       2.29
 7.  Government National Mortgage Association, 5.121%, 12/16/46            2.19
 8.  Private Export Funding Corp., 4.375%, 3/15/19                         2.09
 9.  U.S. Treasury Notes, 6.375%, 8/15/27                                  1.62
10.  U.S. Treasury Notes, 4.25%, 1/15/11                                   1.59

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8     Pioneer Government Income Fund | Semiannual Report | 1/31/10

Prices and Distributions | 1/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                          1/31/10                     7/31/09
       A                            $9.87                      $9.81
-------------------------------------------------------------------------------
       B                            $9.88                      $9.83
-------------------------------------------------------------------------------
       C                            $9.88                      $9.82
-------------------------------------------------------------------------------
       Y                            $9.89                      $9.83
--------------------------------------------------------------------------------

Distributions per Share: 8/1/09-1/31/10
--------------------------------------------------------------------------------

                  Net Investment       Short-Term        Long-Term
     Class           Income          Capital Gains     Capital Gains
       A             $0.2050              $ --              $ --
--------------------------------------------------------------------------------
       B             $0.1684              $ --              $ --
--------------------------------------------------------------------------------
       C             $0.1686              $ --              $ --
--------------------------------------------------------------------------------
       Y             $0.2278              $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital (formerly Lehman Brothers) Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage
Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 10-13.

             Pioneer Government Income Fund | Semiannual Report | 1/31/10     9

Performance Update | 1/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

 Average Annual Total Returns
 (As of January 31, 2010)
--------------------------------------------------------------------------------
                                         Net Asset       Public Offering
 Period                                  Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                5.38%           4.89%
 5 Years                                 4.70            3.75
 1 Year                                  5.24            0.51
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         1.15%           1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Government     Barclays Capital         Barclays Capital U.S.
            Income Fund            Government Bond Index    Mortgage-Backed Securities Index
1/00         9550                  10000                    10000
1/01        10708                  11422                    11388
1/02        11390                  12205                    12248
1/03        12298                  13486                    13229
1/04        12551                  13953                    13687
1/05        12815                  14410                    14317
1/06        12989                  14675                    14660
1/07        13346                  15192                    15387
1/08        14525                  16923                    16742
1/09        15321                  18113                    17843
1/10        16124                  18431                    19108

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class A shares of the Fund for periods prior to September 23, 2005 includes the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10     Pioneer Government Income Fund | Semiannual Report | 1/31/10

Performance Update | 1/31/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

 Average Annual Total Returns
 (As of January 31, 2010)
--------------------------------------------------------------------------------
                                             If           If
 Period                                      Held         Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (3/13/00)                                   4.53%        4.53%
 5 Years                                     3.91         3.91
 1 Year                                      4.43         0.43
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                             Gross        Net
--------------------------------------------------------------------------------
                                             1.97%        1.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Government     Barclays Capital         Barclays Capital U.S.
            Income Fund            Government Bond Index    Mortgage-Backed Securities Index
3/00        10000                  10000                    10000
1/01        10884                  11068                    11136
1/02        11496                  11826                    11976
1/03        12322                  13068                    12936
1/04        12482                  13520                    13384
1/05        12650                  13963                    14000
1/06        12725                  14219                    14336
1/07        12965                  14720                    15046
1/08        14007                  16398                    16371
1/09        14675                  17551                    17447
1/10        15326                  17859                    18685

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4% and declines over five years. For more complete information, please see the prospectus for details.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of Class B shares of the Fund for periods prior to September 23, 2005 includes the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     11

Performance Update | 1/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

 Average Annual Total Returns
 (As of January 31, 2010)
--------------------------------------------------------------------------------
                                             If           If
 Period                                      Held         Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (3/13/00)*                                  4.53%        4.53%
 5 Years                                     3.91         3.91
 1 Year                                      4.48         4.48
--------------------------------------------------------------------------------
 * Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                             Gross        Net
--------------------------------------------------------------------------------
                                             1.90%        1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Government     Barclays Capital         Barclays Capital U.S.
            Income Fund            Government Bond Index    Mortgage-Backed Securities Index
3/00        10000                  10000                    10000
1/01        10884                  11068                    11136
1/02        11496                  11826                    11976
1/03        12322                  13068                    12936
1/04        12482                  13520                    13384
1/05        12650                  13963                    14000
1/06        12733                  14219                    14336
1/07        12960                  14720                    15046
1/08        14007                  16398                    16371
1/09        14666                  17551                    17447
1/10        15322                  17859                    18685

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class C shares for periods prior to September 23, 2005 is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12     Pioneer Government Income Fund | Semiannual Report | 1/31/10

Performance Update | 1/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and Barclays Capital U.S.
Mortgage-Backed Securities Index.

 Average Annual Total Returns
 (As of January 31, 2010)
--------------------------------------------------------------------------------
                                             If           If
 Period                                      Held         Redeemed
--------------------------------------------------------------------------------
 10 Years                                    5.69%        5.69%
 5 Years                                     5.16         5.16
 1 Year                                      5.71         5.71
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2009)
--------------------------------------------------------------------------------
                                             Gross        Net
--------------------------------------------------------------------------------
                                             0.67%        0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Government     Barclays Capital         Barclays Capital U.S.
            Income Fund            Government Bond Index    Mortgage-Backed Securities Index
1/00        10000                  10000                    10000
1/01        11235                  11422                    11388
1/02        11968                  12205                    12248
1/03        12941                  13486                    13229
1/04        13226                  13953                    13687
1/05        13525                  14410                    14317
1/06        13737                  14675                    14660
1/07        14197                  15192                    15387
1/08        15508                  16923                    16742
1/09        16453                  18113                    17843
1/10        17392                  18431                    19108

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class Y shares of the Fund for periods prior to September 23, 2005 includes the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from August 1, 2009 through January 31, 2010.

 Share Class                       A               B               C               Y
----------------------------------------------------------------------------------------
 Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 on 8/1/09
----------------------------------------------------------------------------------------
 Ending Account Value          $1,027.20       $1,022.30       $1,023.40       $1,029.50
 on 1/31/10
----------------------------------------------------------------------------------------
 Expenses Paid                     $5.77           $9.58           $9.54           $3.48
 During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, 1.88%, 1.87%, and 0.68% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14     Pioneer Government Income Fund | Semiannual Report | 1/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2009 through January 31, 2010.

 Share Class                        A              B              C               Y
----------------------------------------------------------------------------------------
 Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 on 8/1/09
----------------------------------------------------------------------------------------
 Ending Account Value          $1,019.51       $1,015.73       $1,015.78       $1,021.78
 on 1/31/10
----------------------------------------------------------------------------------------
 Expenses Paid                     $5.75           $9.55           $9.50           $3.47
 During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, 1.88%, 1.87%, and 0.68% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     15

Schedule of Investments | 1/31/10 (unaudited)

               Floating
Principal      Rate (d)
Amount         (unaudited)                                                                  Value
                               ASSET BACKED SECURITIES -- 5.0%
                               DIVERSIFIED FINANCIALS -- 5.0%
                               Diversified Financial Services -- 4.1%
$ 1,807,264                    Small Business Administration Participation, 4.84%, 5/1/25   $  1,908,910
  1,414,260                    Small Business Administration Participation, 5.37%, 4/1/28      1,521,177
    940,583                    Small Business Administration Participation, 6.02%, 8/1/28      1,040,178
  1,460,885                    Small Business Administration Participation, 4.625%,
                               2/1/25                                                          1,533,208
    936,036                    Small Business Administration Participation, 5.63%,
                               10/1/28                                                         1,027,798
    292,056                    Small Business Administration Participation, 5.72%, 1/1/29        320,500
    940,425                    Small Business Administration Participation, 6.22%,
                               12/1/28                                                         1,034,442
                                                                                            ------------
                                                                                            $  8,386,213
--------------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.9%
  2,000,000    0.63            SLMA 2004-10 A6B, Floating Rate Note, 4/27/26                $  1,923,400
                                                                                            ------------
                               Total Diversified Financials                                 $ 10,309,613
--------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $9,740,800)                                            $ 10,309,613
--------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.3%
                               BANKS -- 0.4%
                               Thrifts & Mortgage Finance -- 0.4%
    876,353                    Vendee Mortgage Trust, 5.25%, 1/15/32                        $    919,623
                                                                                            ------------
                               Total Banks                                                  $    919,623
--------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.4%
                               Asset Management & Custody Banks -- 0.1%
    159,686                    FRHH R001 AE, 4.375%, 4/15/15                                $    164,351
--------------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.3%
    115,000                    Morgan Stanley Dean Witter Capital I, 7.892%, 9/3/15         $    119,897
    382,321                    Morgan Stanley Dean Witter, 7.145%, 9/3/15                        389,212
 28,994,920                    MSDWC 2000-1345 X, 0.7259%, 9/3/15                                108,287
                                                                                            ------------
                                                                                            $    617,396
                                                                                            ------------
                               Total Diversified Financials                                 $    781,747
--------------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 14.5%
  4,300,000                    Federal Home Loan Mortgage Corp., 3.8%, 1/15/18              $  4,466,009
  2,207,855                    Federal Home Loan Mortgage Corp., 4.5%, 3/15/18                 2,295,693
    343,450                    Federal Home Loan Mortgage Corp., 5.0%, 8/15/35                   360,807
  1,000,000                    Federal Home Loan Mortgage Corp., 5.5%, 2/15/33                 1,069,348
  9,142,457                    Federal National Mortgage Association Aces, 4.92%,
                               7/25/20                                                         9,593,857
  7,030,954                    Federal National Mortgage Association Aces, 6.3%, 4/25/19       7,678,039

The accompanying notes are an integral part of these financial statements.

16     Pioneer Government Income Fund | Semiannual Report | 1/31/10

               Floating
Principal      Rate (d)
Amount         (unaudited)                                                               Value
                               GOVERNMENT -- (continued)
$ 1,130,000                    Federal National Mortgage Association Aces, 6.52%,
                               7/25/16                                                   $  1,167,976
  1,989,646    4.72            Federal National Mortgage Association Grantor Trust,
                               Floating Rate Note, 7/25/43                                  2,018,080
    327,040                    Federal National Mortgage Association Remics,
                               0.58125%, 9/25/20                                              326,235
    593,710                    Federal National Mortgage Association Remics,
                               5.69%, 1/25/32                                                 630,956
                                                                                         ------------
                                                                                         $ 29,607,000
                                                                                         ------------
                               Total Government                                          $ 29,607,000
-----------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $29,861,046)                                        $ 31,308,370
-----------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 7.1%
                               DIVERSIFIED FINANCIALS -- 7.1%
                               Specialized Finance -- 7.1%
  2,425,000                    Private Export Funding Corp., 4.55%, 5/15/15              $  2,623,823
  2,500,000                    Private Export Funding Corp., 4.974%, 8/15/13                2,745,365
  4,000,000                    Private Export Funding Corp., 4.375%, 3/15/19                4,076,432
  1,500,000                    Private Export Funding Corp., 4.95%, 11/15/15                1,645,199
  1,000,000                    Private Export Funding Corp., 5.0%, 12/15/16                 1,101,659
  2,155,000                    Private Export Funding Corp., 5.45%, 9/15/17                 2,353,947
                                                                                         ------------
                                                                                         $ 14,546,425
                                                                                         ------------
                               Total Diversified Financials                              $ 14,546,425
-----------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $14,271,971)                                        $ 14,546,425
-----------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 63.8%
  1,400,000                    Federal Farm Credit Bank, 4.875%, 1/17/17                 $  1,528,019
    471,206                    Federal Home Loan Mortgage Corp., 4.0%, 11/1/13                484,387
    147,795                    Federal Home Loan Mortgage Corp., 4.5%, 10/1/10                150,702
  2,092,878                    Federal Home Loan Mortgage Corp., 4.64%, 11/1/14             2,228,322
  1,000,000                    Federal Home Loan Mortgage Corp., 5.05% 1/26/15              1,106,641
    154,534                    Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                 164,466
  6,137,695                    Federal Home Loan Mortgage Corp., 6.0%,
                               5/1/16 - 7/1/38                                              6,600,088
     48,533                    Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                  52,990
    277,198                    Federal Home Loan Mortgage Corp., 7.0%,
                               3/1/14 - 10/1/46                                               302,151
    500,000                    Federal National Mortgage Association, 10.35%, 12/10/15        696,790
    606,531                    Federal National Mortgage Association, 4.0%, 9/1/20            619,204
  1,750,029                    Federal National Mortgage Association, 4.5%,
                               11/1/20 - 4/1/37                                             1,780,410
  1,179,843                    Federal National Mortgage Association, 4.987%, 6/1/15        1,269,020

The accompanying notes are an integral part of these financial statements.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     17

               Floating
Principal      Rate (d)
Amount         (unaudited)                                                            Value
                               U.S. GOVERNMENT AGENCY OBLIGATIONS -- (continued)
$ 9,814,461                    Federal National Mortgage Association, 5.0%,
                               8/1/18 - 5/1/38                                        $ 10,337,993
  2,448,857                    Federal National Mortgage Association, 5.5%,
                               2/1/25 - 1/1/35                                           2,611,045
    296,673                    Federal National Mortgage Association, 5.72%,
                               11/1/28 - 6/1/29                                            320,666
     72,016                    Federal National Mortgage Association, 5.75%, 3/1/33         77,669
    463,345                    Federal National Mortgage Association, 5.9%,
                               11/1/27 - 4/1/28                                            501,802
  4,757,742                    Federal National Mortgage Association, 6.0%,
                               11/1/34 - 12/1/37                                         5,110,255
  1,849,233                    Federal National Mortgage Association, 6.5%,
                               7/1/32 - 10/1/47                                          1,989,055
    409,189                    Federal National Mortgage Association, 7.0%, 10/1/19        456,836
    126,712                    Federal National Mortgage Association, 7.5%,
                               4/1/15 - 6/1/15                                             138,903
     74,362                    Federal National Mortgage Association, 8.0%, 7/1/15          81,566
 14,976,162                    Government National Mortgage Association, 1.86376%,
                               4/16/51                                                   1,095,698
  2,000,000                    Government National Mortgage Association, 3.025%,
                               12/16/49                                                  2,010,000
  1,000,000                    Government National Mortgage Association, 4.07%,
                               11/16/40                                                  1,019,292
  2,351,016                    Government National Mortgage Association, 4.5%,
                               4/15/18 - 7/20/34                                         2,463,418
  2,000,000                    Government National Mortgage Association, 4.824%,
                               12/16/50                                                  1,940,639
    537,201                    Government National Mortgage Association, 5.0%,
                               2/15/19 - 1/20/20                                           572,724
  4,000,000                    Government National Mortgage Association, 5.121%,
                               12/16/46                                                  4,269,076
  2,201,127                    Government National Mortgage Association, 5.5%,
                               6/15/18 - 10/15/34                                        2,354,946
    324,604                    Government National Mortgage Association, 5.72%,
                               10/15/28 - 5/20/29                                          348,563
    851,713                    Government National Mortgage Association, 5.75%,
                               4/20/33 - 6/20/33                                           916,199
 14,148,784                    Government National Mortgage Association, 6.0%,
                               3/15/19 - 8/15/38                                        15,256,516
    104,042                    Government National Mortgage Association, 6.45%,
                               1/20/33                                                     112,498
  3,950,074                    Government National Mortgage Association, 6.5%,
                               1/15/15 - 4/15/33                                         4,302,646
    283,223                    Government National Mortgage Association, 6.75%,
                               4/15/26                                                     313,479

The accompanying notes are an integral part of these financial statements.

18     Pioneer Government Income Fund | Semiannual Report | 1/31/10

               Floating
Principal      Rate (d)
Amount         (unaudited)                                                               Value
                               U.S. GOVERNMENT AGENCY OBLIGATIONS -- (continued)
$ 1,606,094                    Government National Mortgage Association, 7.0%,
                               8/15/11 - 4/15/32                                         $  1,784,797
    735,432                    Government National Mortgage Association, 7.5%,
                               3/15/23 - 3/15/32                                              829,050
     36,345                    Government National Mortgage Association, 8.0%, 1/20/28         39,251
    158,735                    Government National Mortgage Association, 8.25%,
                               5/15/20                                                        179,517
        104                    Government National Mortgage Association, 8.5%, 2/15/23            120
      3,324                    Government National Mortgage Association, 8.5%, 8/15/21          3,821
     34,388                    Government National Mortgage Association, 9.0%,
                               10/15/16 - 6/15/22                                              39,113
 15,000,000    1.53            Government National Mortgage Association, Floating Rate
                               Note, 12/16/51                                                 997,749
    389,315                    Government National Mortgage Association I, 6.5%,
                               11/15/31 - 9/15/32                                             424,802
    550,543                    Government National Mortgage Association I, 7.0%,
                               8/15/23 - 4/15/31                                              615,205
     51,539                    Government National Mortgage Association I, 7.5%,
                               8/15/29 - 3/15/31                                               58,325
    651,803                    Government National Mortgage Association II, 5.0%,
                               12/20/18 - 2/20/19                                             693,553
    404,401                    Government National Mortgage Association II, 5.9%,
                               11/20/27 - 7/20/28                                             436,546
  1,361,569                    Government National Mortgage Association II, 6.0%,
                               7/20/17 - 6/20/34                                            1,468,434
    189,625                    Government National Mortgage Association II, 6.45%,
                               7/20/32 - 11/20/32                                             206,129
    658,809                    Government National Mortgage Association II, 6.5%,
                               1/20/24 - 3/20/34                                              715,920
    329,257                    Government National Mortgage Association II, 7.0%,
                               5/20/26 - 11/20/31                                             365,833
    124,549                    Government National Mortgage Association II, 7.5%,
                               5/20/30 - 12/20/30                                             140,239
    165,439                    Government National Mortgage Association II, 8.0%,
                               5/20/25 - 5/20/30                                              190,082
     26,346                    Government National Mortgage Association II, 9.0%,
                               9/20/21 - 11/20/24                                              30,223
  1,719,586                    New Valley Generation I, 7.299%, 3/15/19                     1,986,122
    563,452                    New Valley Generation V, 4.929%, 1/15/21                       577,933
  1,500,000                    Tennessee Valley Authority, 6.25%, 12/15/17                  1,739,057
  3,000,000                    U.S. Treasury Bonds, 3.5%, 2/15/39 (b)                       2,513,436
  6,125,000                    U.S. Treasury Bonds, 5.25%, 11/15/28                         6,808,317
    500,000                    U.S. Treasury Bonds, 6.25%, 8/15/23                            610,938
    465,532                    U.S. Treasury Inflation Index Bonds, 3.625%, 4/15/28           584,097
  1,032,600                    U.S. Treasury Inflation Notes, 1.625%, 1/15/18               1,074,308

The accompanying notes are an integral part of these financial statements.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     19

               Floating
Principal      Rate (d)
Amount         (unaudited)                                                                  Value
                               U.S. GOVERNMENT AGENCY OBLIGATIONS -- (continued)
$ 2,168,712                    U.S. Treasury Inflation Notes, 1.875%, 7/15/15               $  2,311,372
    817,440                    U.S. Treasury Inflation Notes, 2.0%, 1/15/16                      874,916
 13,542,930                    U.S. Treasury Inflation Protected Securities, 1.375%,
                               7/15/18 (b)                                                    13,807,430
  1,007,570                    U.S. Treasury Inflation Protected Securities, 2.125%,
                               1/15/19                                                         1,086,602
    390,000                    U.S. Treasury Notes, 1.25%, 11/30/10                              393,154
  3,000,000                    U.S. Treasury Notes, 4.25%, 1/15/11                             3,112,382
    725,000                    U.S. Treasury Notes, 4.25%, 5/15/39                               694,641
    210,000                    U.S. Treasury Notes, 4.5%, 2/15/36                                211,608
  1,900,000                    U.S. Treasury Notes, 4.5%, 5/15/38 (b)                          1,904,750
  2,000,000                    U.S. Treasury Notes, 5.5%, 8/15/28                              2,286,250
  2,525,000                    U.S. Treasury Notes, 6.375%, 8/15/27                            3,161,775
                                                                                            ------------
                                                                                            $130,542,471
--------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                               (Cost $124,403,659)                                          $130,542,471
--------------------------------------------------------------------------------------------------------
                               SOVEREIGN ISSUE -- 4.2%
  5,345,000                    Financing Corp, 10.35%, 8/3/18                               $  7,775,056
    799,828                    Small Business Administration Participation, 6.14%, 1/1/22        866,303
                                                                                            ------------
                                                                                            $  8,641,359
--------------------------------------------------------------------------------------------------------
                               TOTAL SOVEREIGN ISSUE
                               (Cost $8,303,915)                                            $  8,641,359
--------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 6.2%
                               Repurchase Agreements -- 4.3%
  4,450,000                    Bank of America, 0.12%, dated 1/29/10, repurchase price
                               of $4,450,000 plus accrued interest on 2/1/10
                               collateralized by $4,539,000 Federal National Mortgage
                               Association, 5.5%, 6/1/38                                    $  4,450,000
  4,450,000                    Barclays Plc, 0.09%, dated 1/29/10, repurchase price of
                               $4,450,000 plus accrued interest on 2/1/10 collateralized
                               by $4,539,000 Federal National Mortgage Association,
                               4.5 - 6.11%, 11/1/34 - 1/1/40                                   4,450,000
                                                                                            ------------
                                                                                            $  8,900,000
--------------------------------------------------------------------------------------------------------
                               Securities Lending Collateral -- 1.9% (c)
                               Certificates of Deposit:
    111,704                    Bank of Nova Scotia, 0.19%, 2/17/10                          $    111,704
    111,704                    DnB NOR Bank ASA NY, 0.2%, 2/17/10                                111,704
    101,549                    Royal Bank of Canada, 0.23%, 1/21/11                              101,549
    101,551                    Svenska NY, 0.20%, 3/30/10                                        101,551
    121,859                    Rabobank Nederland NY, 0.19%, 3/2/10                              121,859
     10,882                    Westpac Banking NY, 1.35%, 3/19/10                                 10,882

The accompanying notes are an integral part of these financial statements.

20     Pioneer Government Income Fund | Semiannual Report | 1/31/10

                Floating
Principal       Rate (d)
Amount          (unaudited)                                                 Value
                                Certificates of Deposit: -- (continued)
$    101,550                    Societe Generale, 0.21%, 3/4/10             $    101,550
     111,704                    CBA Financial, 0.27%, 1/3/11                     111,704
      30,920                    BNP Paribas, 0.70%, 6/4/10                        30,920
      72,088                    Wachovia Bank NA, 1.17%, 5/14/10                  72,088
                                                                            ------------
                                                                            $    875,511
----------------------------------------------------------------------------------------
                                Commercial Paper:
      81,210                    BBVA London, 0.28%, 3/18/10                 $     81,210
      21,787                    US Bancorp, 0.68%, 5/6/10                         21,787
      20,447                    American Honda Finance, 0.68%, 2/5/10             20,447
      30,488                    GE Capital Corp., 0.81%, 8/20/10                  30,488
      10,993                    GE Capital Corp., 0.29%, 10/21/10                 10,993
      11,067                    GE Capital Corp., 0.29%, 10/6/10                  11,067
      81,227                    HND AF, 0.18%, 3/2/10                             81,227
     111,692                    HSBC, 0.20%, 2/19/10                             111,692
      11,326                    John Deer Capital Corp., 0.33%, 7/6/10            11,326
      85,991                    JPMorgan Chase & Co., 0.57%, 9/24/10              85,991
     101,530                    NABPP, 0.19%, 3/8/10                             101,530
      79,165                    PARFIN, 0.25%, 4/19/10                            79,165
     101,524                    Cafco, 0.20%, 3/15/10                            101,524
     111,685                    Char FD, 0.18%, 3/5/10                           111,685
     101,467                    WESTPAC, 0.25%, 5/27/10                          101,467
      60,917                    Ciesco, 0.20%, 3/8/10                             60,917
      50,769                    Ciesco, 0.20%, 2/18/10                            50,769
     101,549                    Toyota Motor Credit Corp., 0.23%, 1/10/11        101,549
      50,766                    GE, 0.30%, 1/26/11                                50,766
      50,855                    Kithaw, 0.21%, 3/2/10                             50,855
      52,094                    Kithaw, 0.20%, 2/23/10                            52,094
      69,745                    Old LLC, 0.19%, 3/17/10                           69,745
      28,480                    Old LLC, 0.18%, 2/17/10                           28,480
      34,673                    Ranger, 0.20%, 3/12/10                            34,673
      40,601                    Ranger, 0.20%, 5/3/10                             40,601
      71,080                    SRCPP, 0.19%, 2/3/10                              71,080
      18,732                    STRAIT, 0.19%, 4/1/10                             18,732
      30,443                    TB LLC, 0.19%, 2/8/10                             30,443
      55,830                    TB LLC, 0.20%, 3/5/10                             55,830
      20,323                    TB LLC, 0.10%, 2/9/10                             20,323
     115,813                    Bank of America, 0.87%, 5/12/10                  115,813
      20,312                    BBVA Senior US, 0.30%, 3/12/10                    20,312
     115,154                    Santander, 0.30%, 7/23/10                        115,154
      40,606                    WFC, 0.33%, 12/2/10                               40,606
                                                                            ------------
                                                                            $  1,990,341
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     21

                  Floating
Principal         Rate (d)
Amount            (unaudited)                                              Value
                                Tri-party Repurchase Agreements:
$     406,197                   Deutsche Bank, 0.1%, 2/1/10                $    406,197
      350,723                   Barclays Capital Markets, 0.11%, 2/1/10         350,723
                                                                           ------------
                                                                           $    756,920
---------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------
                                Money Market Mutual Funds:
       81,239                   Dreyfus Preferred Money Market Fund        $     81,239
       81,239                   BlackRock Liquidity Temporary Cash Fund          81,239
                                                                           ------------
                                                                           $    162,478
                                                                           ------------
                                Total Securities Lending Collateral        $  3,785,250
---------------------------------------------------------------------------------------
                                TOTAL TEMPORARY CASH INVESTMENTS
                                (Cost $12,685,250)                         $ 12,685,250
---------------------------------------------------------------------------------------
                                TOTAL INVESTMENT IN SECURITIES -- 101.6%
                                (Cost $199,266,641) (a)                    $208,033,488
---------------------------------------------------------------------------------------
                                OTHER ASSETS AND LIABILITIES -- (1.6)%     $ (3,214,363)
---------------------------------------------------------------------------------------
                                TOTAL NET ASSETS -- 100.0%                 $204,819,125
=======================================================================================

(a) At January 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $199,344,252 was as follows:

       Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                          $10,731,264
       Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                           (2,042,028)
                                                                            -----------
       Net unrealized gain                                                  $ 8,689,236
                                                                            ===========

(b)   At January 31, 2010, the following securities were out on loan:

Principal
Amount ($)      Security                                                    Value
  2,000,000     U.S. Treasury Bonds, 3.5%, 2/15/39                          $ 1,675,600
    200,000     U.S. Treasury Inflation Protected Securities, 1.375%,
                7/15/18                                                         203,900
  1,800,000     U.S. Treasury Notes, 4.5%, 5/15/38                            1,804,500
---------------------------------------------------------------------------------------
                Total                                                       $ 3,684,000
=======================================================================================

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2010, aggregated $21,757,054 and $43,024,615, respectively.

The accompanying notes are an integral part of these financial statements.

22     Pioneer Government Income Fund | Semiannual Report | 1/31/10

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --  quoted prices in active markets for identical securities
  Level 2 --  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --  significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of January 31, 2010, in valuing the Fund's assets:

                                          Level 1      Level 2          Level 3   Total
 Asset Backed Securities                 $     --     $ 10,309,613       $--      $ 10,309,613
 Collateralized Mortgage Obligations           --       31,308,370        --        31,308,370
 Corporate Bonds                               --       14,546,425        --        14,546,425
 U.S. Government Agency Obligations            --      130,542,471        --       130,542,471
 Sovereign Issue                               --        8,641,359        --         8,641,359
 Temporary Cash Investments                    --       12,522,772        --        12,522,772
 Money Market Mutual Funds                162,478               --        --           162,478
----------------------------------------------------------------------------------------------
 Total                                   $162,478     $207,871,010       $--      $208,033,488
==============================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     23

Statement of Assets and Liabilities | 1/31/10 (unaudited)

ASSETS:
  Investment in securities, at value (including securities loaned of
   $3,684,000) (cost $199,266,641)                                      $208,033,488
  Cash                                                                       871,831
  Receivables --
   Fund shares sold                                                          619,215
   Interest                                                                1,487,978
   Due from Pioneer Investment Management, Inc.                                   83
  Other                                                                       44,882
------------------------------------------------------------------------------------
     Total assets                                                       $211,057,477
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $  2,025,893
   Fund shares repurchased                                                   161,469
   Dividends                                                                 140,852
   Upon return of securities loaned                                        3,785,250
  Due to affiliates                                                           58,659
  Accrued expenses                                                            66,229
------------------------------------------------------------------------------------
     Total liabilities                                                  $  6,238,352
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $210,799,736
  Distributions in excess of net investment income                          (732,177)
  Accumulated net realized loss on investments                           (14,015,281)
  Net unrealized gain on investments                                       8,766,847
------------------------------------------------------------------------------------
     Total net assets                                                   $204,819,125
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $136,668,002/13,839,937 shares)                     $       9.87
  Class B (based on $21,313,040/2,156,259 shares)                       $       9.88
  Class C (based on $33,851,361/3,426,468 shares)                       $       9.88
  Class Y (based on $12,986,722/1,312,642 shares)                       $       9.89
MAXIMUM OFFERING PRICE:
  Class A ($9.87 [divided by] 95.5%)                                    $      10.34
====================================================================================

The accompanying notes are an integral part of these financial statements.

24     Pioneer Government Income Fund | Semiannual Report | 1/31/10

Statement of Operations (unaudited)

For the Six Months Ended 1/31/10

INVESTMENT INCOME:
  Interest                                                 $4,728,813
  Income from securities loaned, net                            2,445
--------------------------------------------------------------------------------------
     Total investment income                                                $4,731,258
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  528,223
  Transfer agent fees
   Class A                                                    121,894
   Class B                                                     31,848
   Class C                                                     22,525
   Class Y                                                      1,030
  Distribution fees
   Class A                                                    172,914
   Class B                                                    119,868
   Class C                                                    180,187
  Shareholder communications expense                           62,405
  Administrative reimbursements                                35,109
  Custodian fees                                                6,348
  Registration fees                                            35,786
  Professional fees                                            38,423
  Printing expense                                             15,691
  Fees and expenses of nonaffiliated trustees                   3,965
  Miscellaneous                                                22,042
--------------------------------------------------------------------------------------
     Total expenses                                                         $1,398,258
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                     (12,509)
--------------------------------------------------------------------------------------
     Net expenses                                                           $1,385,749
--------------------------------------------------------------------------------------
       Net investment income                                                $3,345,509
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                          $  990,760
--------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $1,107,524
--------------------------------------------------------------------------------------
  Net gain on investments                                                   $2,098,284
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $5,443,793
======================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     25

Statement of Changes in Net Assets

For the Six Months Ended 1/31/10 and the Year Ended 7/31/09, respectively

                                                                     Six Months
                                                                     Ended
                                                                     1/31/10            Year Ended
                                                                     (unaudited)        7/31/09
FROM OPERATIONS:
Net investment income                                                $  3,345,509       $  8,178,908
Net realized gain on investments                                          990,760          2,816,724
Change in net unrealized gain on investments                            1,107,524          8,042,498
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $  5,443,793       $ 19,038,130
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.21 and $0.39 per share, respectively)                 $ (2,852,309)      $ (5,595,486)
   Class B ($0.17 and $0.32 per share, respectively)                     (408,315)          (921,885)
   Class C ($0.17 and $0.33 per share, respectively)                     (612,419)        (1,188,115)
   Class Y ($0.23 and $0.44 per share, respectively)                     (295,951)        (1,188,987)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (4,168,994)      $ (8,894,473)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $ 23,780,737       $150,598,028
Reinvestment of distributions                                           3,090,001          6,235,274
Cost of shares repurchased                                            (40,671,741)      (144,134,567)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                         $(13,801,003)      $ 12,698,735
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                             $(12,526,204)      $ 22,842,392
NET ASSETS:
Beginning of period                                                   217,345,329        194,502,937
-----------------------------------------------------------------------------------------------------
End of period                                                        $204,819,125       $217,345,329
-----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $   (732,177)      $     91,308
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer Government Income Fund | Semiannual Report | 1/31/10

                                     '10 Shares       '10 Amount           '09 Shares     '09 Amount
                                     (unaudited)      (unaudited)
Class A
Shares sold                           1,559,289        $15,381,319          8,886,319     $ 85,470,133
Reinvestment of distributions           246,347          2,435,490            491,892        4,765,067
Less shares repurchased              (2,244,688)       (22,105,446)        (7,107,669)     (68,919,494)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (439,052)       $(4,288,637)         2,270,542     $ 21,315,706
=======================================================================================================
Class B
Shares sold                             174,787        $ 1,720,089          1,838,806     $ 17,746,606
Reinvestment of distributions            30,346            300,248             70,566          683,560
Less shares repurchased                (771,237)        (7,607,741)        (1,677,737)     (16,319,063)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (566,104)       $(5,587,404)           231,635     $  2,111,103
=======================================================================================================
Class C
Shares sold                             444,222        $ 4,384,276          4,587,567     $ 44,042,865
Reinvestment of distributions            31,997            316,434             68,506          665,142
Less shares repurchased                (930,266)        (9,170,475)        (2,869,790)     (27,853,985)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (454,047)       $(4,469,765)         1,786,283     $ 16,854,022
=======================================================================================================
Class Y
Shares sold                             232,770        $ 2,295,053            346,820     $  3,338,424
Reinvestment of distributions             3,819             37,829             12,584          121,505
Less shares repurchased                (180,572)        (1,788,079)        (3,177,023)     (31,042,025)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)               56,017        $   544,803         (2,817,619)    $(27,582,096)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     27

Financial Highlights

                                                           Six Months
                                                           Ended
                                                           1/31/10      Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                                           (unaudited)  7/31/09      7/31/08     7/31/07      7/31/06 (b) 7/31/05
Class A
Net asset value, beginning of period                       $   9.81      $   9.41    $   9.24    $   9.23     $  9.65     $  9.86
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.17      $   0.36    $   0.38    $   0.37     $  0.35     $  0.35
 Net realized and unrealized gain (loss) on investments        0.10          0.43        0.21        0.04       (0.28)      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                  $   0.27      $   0.79    $   0.59    $   0.41     $  0.07     $  0.26
Distributions to shareowners:
 Net investment income                                        (0.21)        (0.39)      (0.42)      (0.40)      (0.38)      (0.45)
 Net realized gain                                               --            --          --          --       (0.11)      (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Capital Contribution                                       $     --      $     --    $     --    $     --     $    --     $  0.01
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                             $     --      $     --    $     --    $     --     $    --     $  0.00(a)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.06      $   0.40    $   0.17    $   0.01     $ (0.42)    $ (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.87      $   9.81    $   9.41    $   9.24     $  9.23     $  9.65
====================================================================================================================================
Total return*                                                  2.72%         8.58%       6.48%       4.44%       0.76%       2.70%
Ratio of net expenses to average net assets+                   1.13%**       1.15%       1.13%       1.18%       1.06%       1.01%
Ratio of net investment income to average net assets+          3.34%**       3.73%       4.07%       3.89%       3.75%       3.60%
Portfolio turnover rate                                          21%**         48%         36%         54%         57%         79%
Net assets, end of period (in thousands)                   $136,668      $140,136    $112,955    $108,625     $12,462     $17,549
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                  1.13%**       1.15%       1.13%       1.18%       1.06%       1.14%
 Net investment income                                         3.34%**       3.73%       4.07%       3.89%       3.75%       3.47%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  1.13%**       1.15%       1.12%       1.18%       1.06%       1.01%
 Net investment income                                         3.34%**       3.73%       4.07%       3.89%       3.75%       3.60%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Government Income Fund | Semiannual Report | 1/31/10

                                                           Six Months
                                                           Ended
                                                           1/31/10      Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                                                           unaudited)   7/31/09     7/31/08     7/31/07     7/31/06 (b)  7/31/05
Class B
Net asset value, beginning of period                       $  9.83      $  9.41     $  9.24     $  9.22     $ 9.65       $ 9.85
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.13      $  0.29     $  0.31     $  0.30     $ 0.27       $ 0.28
 Net realized and unrealized gain (loss) on investments       0.09         0.45        0.21        0.04      (0.28)       (0.08)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.22      $  0.74     $  0.52     $  0.34     $(0.01)      $ 0.20
Distributions to shareowners:
 Net investment income                                       (0.17)       (0.32)      (0.35)      (0.32)     (0.31)       (0.38)
 Net realized gain                                              --           --          --          --      (0.11)       (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Capital Contribution                                       $    --      $    --     $    --     $    --     $   --       $ 0.01
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                             $    --      $    --     $    --     $    --     $   --       $ 0.00(a)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.05      $  0.42     $  0.17     $  0.02     $(0.43)      $(0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.88      $  9.83     $  9.41     $  9.24     $ 9.22       $ 9.65
====================================================================================================================================
Total return*                                                 2.23%        7.96%       5.66%       3.73%     (0.16)%       2.06%
Ratio of net expenses to average net assets+                  1.88%**      1.89%       1.90%       1.89%      1.94%        1.75%
Ratio of net investment income to average net assets+         2.67%**      3.01%       3.30%       3.20%      2.89%        2.83%
Portfolio turnover rate                                         21%**        48%         36%         54%        57%          79%
Net assets, end of period (in thousands)                   $21,313      $26,751     $23,442     $21,748     $4,227       $6,165
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                 1.99%**      1.97%       1.95%       2.00%      1.94%        1.84%
 Net investment income                                        2.56%**      2.93%       3.25%       3.09%      2.89%        2.74%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 1.88%**      1.89%       1.89%       1.89%      1.94%        1.75%
 Net investment income                                        2.67%**      3.01%       3.31%       3.20%      2.89%        2.83%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

             Pioneer Government Income Fund | Semiannual Report | 1/31/10    29

                                                              Six Months
                                                              Ended
                                                              1/31/10          Year Ended    Year Ended    Year Ended    9/23/05 to
                                                              (unaudited)      7/31/09       7/31/08       7/31/07       7/31/06 (a)
Class C
Net asset value, beginning of period                          $  9.82          $  9.42       $  9.25       $  9.22       $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.13          $  0.28       $  0.31       $  0.30       $ 0.24
 Net realized and unrealized gain (loss) on investments          0.10             0.45          0.21          0.04        (0.28)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $  0.23          $  0.73       $  0.52       $  0.34       $(0.04)
Distributions to shareowners:
 Net investment income                                          (0.17)           (0.33)        (0.35)        (0.31)       (0.28)
 Net realized gain                                                 --               --            --            --        (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.06          $  0.40       $  0.17       $  0.03       $(0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.88          $  9.82       $  9.42       $  9.25       $ 9.22
====================================================================================================================================
Total return*                                                    2.34%            7.80%         5.70%         3.74%      (0.45)%(b)
Ratio of net expenses to average net assets+                     1.87%**          1.90%         1.89%         1.92%        1.94%**
Ratio of net investment income to average net assets+            2.63%**          2.90%         3.32%         3.23%        3.25%**
Portfolio turnover rate                                            21%**            48%           36%           54%          57%
Net assets, end of period (in thousands)                      $33,851          $38,101       $19,720       $19,666       $   52
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    1.87%**          1.90%         1.89%         1.92%        1.94%**
 Net investment income                                           2.63%**          2.90%         3.32%         3.23%        3.25%**
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                    1.87%**          1.90%         1.88%         1.92%        1.94%**
 Net investment income                                           2.63%**          2.90%         3.32%         3.23%        3.25%**
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Government Income Fund | Semiannual Report | 1/31/10

                                                            Six Months
                                                            Ended
                                                            1/31/10      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                            (unaudited)  7/31/09     7/31/08     7/31/07     7/31/06 (b) 7/31/05
Class Y
Net asset value, beginning of period                        $  9.83      $  9.42     $  9.25     $  9.24     $  9.66     $   9.86
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.19      $  0.45     $  0.46     $  0.42     $  0.38     $   0.35
 Net realized and unrealized gain (loss) on investments        0.10         0.40        0.18        0.03       (0.28)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                   $  0.29      $  0.85     $  0.64     $  0.45     $  0.10     $   0.28
Distributions to shareowners:
 Net investment income                                        (0.23)       (0.44)      (0.47)      (0.44)      (0.41)       (0.46)
 Net realized gain                                               --           --          --          --       (0.11)       (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Capital contribution                                        $    --      $    --     $    --     $    --     $    --     $   0.01
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                              $    --      $    --     $    --     $    --     $    --     $   0.00(a)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  0.06      $  0.41     $  0.17     $  0.01     $ (0.42)    $  (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.89      $  9.83     $  9.42     $  9.25     $  9.24     $   9.66
====================================================================================================================================
Total return*                                                  2.95%        9.19%       6.98%       4.89%       1.08%        2.93%
Ratio of net expenses to average net assets+                   0.68%**      0.67%       0.64%       0.67%       0.75%        0.85%
Ratio of net investment income to average net assets+          3.77%**      4.32%       4.63%       4.46%       4.07%        3.72%
Portfolio turnover rate                                          21%**        48%         36%         54%         57%          79%
Net assets, end of period (in thousands)                    $12,987      $12,358     $38,386     $61,398     $79,933     $135,844
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                  0.68%**      0.67%       0.64%       0.67%       0.75%        1.02%
 Net investment income                                         3.77%**      4.32%       4.63%       4.46%       4.07%        3.55%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  0.68%**      0.67%       0.64%       0.67%       0.75%        0.85%
 Net investment income                                         3.77%**      4.32%       4.63%       4.46%       4.07%        3.72%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

             Pioneer Government Income Fund | Semiannual Report | 1/31/10    31

Notes to Financial Statements | 1/31/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the

32     Pioneer Government Income Fund | Semiannual Report | 1/31/10

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At January 31, 2010, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     33

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2009 was as follows:

                                                                           2009
   Distributions paid from:
   Ordinary income                                                   $8,894,473
--------------------------------------------------------------------------------
     Total                                                           $8,894,473
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2009:

                                                                           2009
   Distributable earnings:
   Undistributed ordinary income                                       $213,002
   Capital loss carryforward                                        (15,006,041)
   Dividend payable                                                    (199,305)
   Unrealized appreciation                                            7,736,934
--------------------------------------------------------------------------------
      Total                                                         $(7,255,410)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $11,773 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2010.

34     Pioneer Government Income Fund | Semiannual Report | 1/31/10

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     35
   market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the excess over $1 billion. For the six months ended January 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Class B expenses to 1.89% of the average daily net assets attributable to Class B shares. This expense limitation was in effect through January 1, 2010. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,604, in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2010, such out-of-pocket expenses by class of shares were as follows:

Shareholder Communications:
 Class A                                                                $35,613
 Class B                                                                  8,582
 Class C                                                                 17,398
 Class Y                                                                    812
--------------------------------------------------------------------------------
  Total                                                                 $62,405
--------------------------------------------------------------------------------

36     Pioneer Government Income Fund | Semiannual Report | 1/31/10

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,730 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,325 in distribution fees payable to PFD at January 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2010, CDSCs in the amount of $27,084 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2010, the Fund's expenses were not reduced under such arrangements.

6. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through March 25, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     37

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Government Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

38     Pioneer Government Income Fund | Semiannual Report | 1/31/10

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2009 and in the third quintile of its Morningstar category for the five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and

            Pioneer Government Income Fund | Semiannual Report | 1/31/10     39
complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues

40     Pioneer Government Income Fund | Semiannual Report | 1/31/10
and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.





            Pioneer Government Income Fund | Semiannual Report | 1/31/10     41

Trustees, Officers and Service Providers

Trustees                                 Officers
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
David R. Bock                            Daniel K. Kingsbury, Executive
Mary K. Bush                               Vice President
Benjamin M. Friedman                     Mark E. Bradley, Treasurer
Margaret B.W. Graham                     Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

42     Pioneer Government Income Fund | Semiannual Report | 1/31/10

                           This page for your notes.







            Pioneer Government Income Fund | Semiannual Report | 1/31/10     43

                           This page for your notes.





44     Pioneer Government Income Fund | Semiannual Report | 1/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
                Semiannual Report | January 31, 2010
--------------------------------------------------------------------------------

                Ticker Symbols:
                Class 1   AIOXX
                Class 2   ASIXX
                Class 3   ASPXX



                [LOGO] PIONEER
                       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                       2

Portfolio Management Discussion                                             4

Portfolio Summary                                                           8

Prices and Distributions                                                    9

Performance Update                                                         10

Comparing Ongoing Fund Expenses                                            11

Schedule of Investments                                                    13

Financial Statements                                                       20

Notes to Financial Statements                                              26

Approval of Investment Advisory Agreement                                  31

Trustees, Officers and Service Providers                                   35

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain: unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     3

Portfolio Management Discussion | 1/31/10

Financial market conditions continued to improve during the six-month period ended January 31, 2010. In the following interview, Portfolio Manager Seth Roman discusses the impact of the improving economic picture and, by extension, interest rate trends on Pioneer Institutional Money Market Fund during the six-month period. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q How would you characterize the market environment during the six months ended January 31, 2010?

A We would characterize it as vastly improved, but still volatile. With the financial system stabilizing and with credit markets showing tangible improvement, the financial markets rallied during the six-month reporting period. While some observers question the strength or sustainability of the economic recovery, most agree that the U.S. economic recession has drawn to a close. The U.S. Gross Domestic Product (GDP) turned in two consecutive quarters of positive growth -- posting gains of 2.2% and 5.9% for the third and fourth quarters of 2009, respectively.

   With the return of investor confidence, demand for higher-yielding, higher-risk investments, such as those with longer maturities or lower-credit quality, increased during the period, and investors reallocated money away from cash and other safe assets with lower yields. Almost all equity and fixed-income asset classes posted positive returns amidst the broad-based rally over the full six-month period ended January 31, 2010.

   Early in 2010, however, the financial markets encountered new concerns -- chief among them being the growing European debt crisis and fears that it might derail the global economic recovery. Investors also remain uncertain about the inevitable withdrawal of stimulus monies by governments around the globe, and how the process may affect economic growth. Given such headwinds, equities turned in negative performance towards the end of the six-month period, while fixed-income investments held onto their positive returns. Investments perceived as safe or of higher quality benefited from a tangible shift in risk appetite, as investors demonstrated a flight to safety in the final weeks of the period.

Q  How did the Fund perform for the six months ended January 31, 2010?

A The Fund's Class 1 shares had a total return of 0.10% over the six months ended January 31, 2010, edging out the 0.05% average return of the 340 funds in Lipper's Institutional Money Market Funds category. The Fund's outperformance of its peer group over the six months can be attributed

4     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10
   mainly to its mix of high-quality money market instruments, such as those issued by the U.S. government, domestic corporations and banks.

Q Has the low short-term interest rate environment that has been predominant since the end of 2008 complicated your search for competitive income?

A Yes, it has. With the benchmark Federal funds rate holding steady at a target range of 0.00% to 0.25% for the entire six-month period ended January 31, 2010, yields on money market investments hovered at historically low levels. The Federal Reserve Board (the Fed) has stated that it anticipates keeping short-term interest rates low for an "extended period," in an attempt to foster economic growth, infuse liquidity into the financial system, and help bring down unemployment, which remains high. Furthermore, a low supply and high demand for U.S. Treasuries placed further downward pressure on the yields of those securities.

   While we do not believe inflation represents a near-term risk for the economy, we do expect that stronger economic growth, record budget deficits and U.S. debt, and healthy GDP levels will elevate real yields over the next several years. Historically, as an economic recovery has gained momentum, rising consumer spending, capital investment and bank lending have contributed to increased monetary velocity, which has had the effect of increasing prices throughout the economy. In order to avoid inflation, the Fed must inevitably withdraw their monetary stimulus from the economy on a timely basis.

Q What were you principal investment strategies for the Fund over the six months ended January 31, 2010?

A We manage the Fund with two priorities in mind: providing a stable net asset value of $1.00 per share and maintaining high liquidity so that our shareowners can easily access their investment on any given business day.
   To balance those priorities, we aligned the Fund's assets in a barbell structure, concentrating assets in the short and long ends of the money market maturity range to take advantage of higher income opportunities, while maintaining liquidity.

   At the short end of the money market yield curve, we invested the Fund in overnight commercial paper or repurchase agreements that were collateralized by the U.S. Treasury or any of the U.S. government agencies, such as the Federal National Mortgage Association. We also added tax-exempt variable-rate demand notes (VRDNs) to the portfolio -- securities issued by top-tier universities with one-day maturities. Yields on the higher education VRDNs surpassed those offered in the short-term taxable market, making them a valuable addition to the Fund's income strategy.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     5

   Further out on the maturity spectrum, we purchased longer-dated Treasury securities, and also one-year certificates of deposit (CDs) from high-quality, systematically-important banks, such as JPMorgan, to lock in the attractive yields for longer periods. We also added floating-rate CDs and agency notes to the Fund, as a hedge against future increases in interest rates.

   Those strategies had the effect of shortening the Fund's average days to maturity from 60 days at the beginning of the period on July 31, 2009, to 58 days on January 31, 2010.

Q Could you speak briefly about the Securities and Exchange Commission's (SEC's) tighter money market portfolio standards?

A We believe the SEC's efforts to tighten the operation and regulation of money market funds in the aftermath of the credit market crisis are a positive development. Some of the new requirements include the following: daily and minimum liquidity requirements; heightened restrictions on portfolio quality, including tighter limits on investments in second-tier securities; reductions in the weighted average portfolio maturity limit from the current standard of 90 days to 60 days; and a new weighted average life limitation of 120 days, which is meant to curb the portion of a fund's portfolio that could be held in longer-term, floating-rate securities.

   We believe that the SEC's efforts to strengthen portfolio quality, maturity, and liquidity requirements, which are being phased in over the next few months, will help to safeguard money market funds and should bode well for investors.

Q  What is your outlook for the coming months?

A We continue to believe that inflation will remain muted in the near term; indeed, deflationary pressures may dominate the Consumer Price Index (CPI) over the next year. Until lending and demand for money increases, consumer inflation should not increase significantly. In addition, the degree of slack in the economy represented by high unemployment rates, low capacity utilization and high vacancy rates of rental properties should have, if anything, a deflationary effect on housing and wages, which could offset any shorter-term impact of potentially higher oil prices on the CPI.

   Our 2010 GDP forecast of 3% to 4%, if realized, offers an optimal environment for continued gains in the credit and equity markets. Higher growth could lead to quicker tightening by the Fed, resulting in a decline in bond prices, but also a cyclical rise in yields for money market securities. Nonetheless, despite improvements in the economy, it does not appear that the Fed will increase the Federal funds rate for, as they have put it, an "extended period."

6     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

Please refer to the Schedule of Investments on pages 13-19 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     7

Portfolio Summary | 1/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Commercial Paper                                      30.0%
U.S. Government Securities                            22.5%
U.S. Corporate Bonds                                  15.2%
Repurchase Agreements                                 14.3%
Municipal Bonds                                       13.0%
Money Market Mutual Fund                               5.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. Jackson County Mississippi, Floating Rate Note, 6/1/23                4.21%
 2. Rabobank Nederland NV NY, 1.43125%, 3/12/10                           3.11
 3. BP Capital Markets Plc, Floating Rate Note, 1/11/11                   2.89
 4. Federal National Mortgage Association, 1.24375%, 7/13/10              2.75
 5. Federal National Mortgage Association, Floating Rate Note, 2/8/10     2.57
 6. Federal Home Loan Mortgage Corp., Floating Rate Note, 8/24/10         2.29
 7. Federal Home Loan Bank, 2.318%, 2/10/10                               2.22
 8. BNP Paribas SA, Floating Rate Note, 2/11/11                           2.09
 9. Westpac Banking Corp., 0.0%, 4/5/10                                   2.06
10. Royal Bank of Canada, Floating Rate Note, 1/21/11                     2.05

* This list excludes repurchase agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

Prices and Distributions | 1/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

    Class              1/31/10              7/31/09
      1                 $1.00                $1.00
-----------------------------------------------------
      2                 $1.00                $1.00
-----------------------------------------------------
      3                 $1.00                $1.00
-----------------------------------------------------

Distributions per Share: 8/1/09-1/31/10
--------------------------------------------------------------------------------

                  Net Investment        Short-Term        Long-Term
    Class             Income          Capital Gains     Capital Gains
      1             $ 0.0010            $   --           $   --
--------------------------------------------------------------------------------
      2             $ 0.0004            $   --           $   --
--------------------------------------------------------------------------------
      3             $ 0.0004            $   --           $   --
--------------------------------------------------------------------------------

Yields*
--------------------------------------------------------------------------------

    Class         7-Day Annualized     7-Day Effective**
      1                 0.01%                0.01%
--------------------------------------------------------
      2                 0.01%                0.01%
--------------------------------------------------------
      3                 0.01%                0.01%
--------------------------------------------------------

* Please contact Pioneer to obtain the Fund's current 7-day yields. ** Assumes daily compounding of dividends.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     9

Performance Update | 1/31/10

Expense Ratio
--------------------------------------------------------------------------------
(Per Prospectus dated December 1, 2009)

    Class              Gross                 Net
      1                 0.29%                0.25%
--------------------------------------------------------
      2                 0.53%                0.50%
--------------------------------------------------------
      3                 0.78%                0.75%
--------------------------------------------------------

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Fund's yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Classes 1, 2, and 3 shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on actual returns from August 1, 2009 through January 31, 2010.

 Share Class                            1               2               3
--------------------------------------------------------------------------------
 Beginning Account Value            $1,000.00       $1,000.00       $1,000.00
 on 8/1/09
--------------------------------------------------------------------------------
 Ending Account Value (after        $1,001.00       $1,000.40       $1,000.40
 expenses) on 1/31/10
--------------------------------------------------------------------------------
 Expenses Paid During Period*           $1.26           $1.87           $1.87
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.25%, 0.37%, and 0.37%, for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2009 through January 31, 2010.

 Share Class                               1                2                3
 Beginning Account Value            $1,000.00       $1,000.00       $1,000.00
 on 8/1/09
-------------------------------------------------------------------------------
 Ending Account Value (after        $1,023.95       $1,023.34       $1,023.34
 expenses) on 1/31/10
-------------------------------------------------------------------------------
 Expenses Paid During Period*       $    1.28       $    1.89       $    1.89
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.25%, 0.37%, and 0.37%, for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

12     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

Schedule of Investments | 1/31/10 (unaudited)

              Floating       S&P/Moody's
Principal     Rate (b)       Ratings
Amount ($)    (unaudited)    (unaudited)                                              Value
                                           CORPORATE BONDS -- 15.8%
                                           ENERGY -- 2.6%
                                           Integrated Oil & Gas -- 2.6%
  9,820,000         2.79        NR/Aa1     BP Capital Markets Plc, Floating Rate
                                           Note, 1/11/11                              $  9,820,000
                                                                                      ------------
                                           Total Energy                               $  9,820,000
--------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.8%
                                           Personal Products -- 0.8%
  2,215,000                     AA-/WR     Procter & Gamble Co., 1.48375%,
                                           2/8/10                                     $  2,215,000
    850,000         0.29        AA-/Aa3    Procter & Gamble International, Floating
                                           Rate Note, 5/7/10                               850,000
                                                                                      $  3,065,000
                                                                                      ------------
                                           Total Household & Personal Products        $  3,065,000
--------------------------------------------------------------------------------------------------
                                           BANKS -- 8.7%
                                           Diversified Banks -- 7.6%
  2,390,000                     AA/Aa2     BNP Paribas SA, 1.6125%, 3/10/10           $  2,389,488
  7,085,000         3.01        AA/Aa2     BNP Paribas SA, Floating Rate Note,
                                           2/11/11                                       7,085,000
  1,900,000                     AAA/Aaa    Rabobank Nederland NV, 0.51%,
                                           8/16/14                                       1,900,000
  4,180,000                     AAA/Aaa    Rabobank Nederland NV, 1.22563%,
                                           5/19/10                                       4,186,225
    715,000                     AA-/Aaa    Royal Bank of Canada, 0.53313%,
                                           9/28/10                                         716,323
  2,445,000         0.68         A+/WR     US Bancorp, Floating Rate Note, 2/4/10        2,445,097
  6,508,000         0.68        A+/Aa3     US Bancorp, Floating Rate Note, 5/6/10        6,515,423
  3,940,000         0.49        AA-/A1     Wells Fargo Co., Floating Rate Note,
                                           8/20/10                                       3,943,926
                                                                                      ------------
                                                                                      $ 29,181,482
--------------------------------------------------------------------------------------------------
                                           Regional Banks -- 1.1%
  4,250,000                     AAA/Aaa    Bank of America NA, 1.3425%, 9/13/10       $  4,250,000
                                                                                      ------------
                                           Total Banks                                $ 33,431,482
--------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 3.2%
                                           Asset Management & Custody Banks -- 0.6%
  2,170,000         1.63        AA-/WR     Bank of New York Mellon, Floating Rate
                                           Note, 2/5/10                               $  2,169,848
--------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- 0.6%
  2,155,000         1.46        AAA/Aaa    General Electric Capital Corp., Floating
                                           Rate Note, 7/8/10                          $  2,155,293
    110,000                     A+/Aa3     JPMorgan Chase & Co., 1.14%, 3/10/10            110,052
                                                                                      ------------
                                                                                      $  2,265,345
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     13

              Floating       S&P/Moody's
Principal     Rate (b)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                   Value
                                            Investment Banking & Brokerage -- 2.0%
  1,670,000                     A+/Aa3      Bear Stearns Co. LLC, 1.36563%,
                                            5/18/10                                        $  1,667,133
  6,000,000   0.75               A+/WR      Bear Stearns Co. LLC, Floating Rate Note,
                                            2/23/10                                           5,999,299
                                                                                           $  7,666,432
                                                                                           ------------
                                            Total Diversified Financials                   $ 12,101,625
--------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.5%
                                            Multi-Line Insurance -- 0.5%
  1,930,000   1.00              AA-/Aa3     Metropolitan Life Global Funding I, Floating
                                            Rate Note, 6/25/10                             $  1,935,306
                                                                                           ------------
                                            Total Insurance                                $  1,935,306
--------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $60,353,413)                             $ 60,353,413
--------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.3%
  1,965,000                     AAA/NR      Federal Home Loan Bank, 0.45%,
                                            12/30/10                                       $  1,965,000
  2,430,000                     AAA/NR      Federal Home Loan Bank, 0.5%,
                                            10/28/10                                          2,430,000
    990,000                     AAA/Aaa     Federal Home Loan Bank, 0.5%,
                                            12/28/10                                            990,000
  4,275,000                     AAA/AAA     Federal Home Loan Bank, 0.88%,
                                            3/12/10                                           4,275,180
  7,545,000                     AAA/WR      Federal Home Loan Bank, 2.318%,
                                            2/10/10                                           7,545,802
  4,320,000   0.40              AAA/Aaa     Federal Home Loan Bank, Floating Rate
                                            Note, 2/19/10                                     4,320,965
  2,490,000                     AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                            0.34969%, 4/1/11                                  2,493,575
  2,705,000                     AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                            1.43%, 9/3/10                                     2,717,947
  4,320,000   0.15              AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 7/12/10                       4,320,251
  7,770,000   0.24              AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 8/24/10                       7,770,909
  6,000,000                     AAA/Aaa     Federal National Mortgage Association,
                                            0.96625%, 8/5/10                                  6,007,031
  4,300,000   0.63              AAA/Aaa     Federal National Mortgage Association,
                                            Floating Rate Note, 10/22/10                      4,300,000
  8,740,000   2.73              AAA/WR      Federal National Mortgage Association,
                                            Floating Rate Note, 2/8/10                        8,740,103
  9,350,000                     AAA/Aaa     Federal National Mortgage Association,
                                            1.24375%, 7/13/10                                 9,349,860

The accompanying notes are an integral part of these financial statements.

14     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

             Floating       S&P/Moody's
Principal    Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                      Value
                                           U.S. GOVERNMENT AGENCY OBLIGATIONS -- (continued)
  1,940,000                    AAA/Aaa     U.S. Treasury Bills, 0.362%, 1/13/11              $  1,933,252
  6,280,000                    AAA/Aaa     U.S. Treasury Bills, 0.4445%, 6/3/10                 6,270,591
  1,565,000                    AAA/Aaa     U.S. Treasury Bills, 0.507%, 7/1/10                  1,561,720
  2,675,000                    NR/AAA      U.S. Treasury Bills, 0.3795%, 7/15/10                2,670,376
  3,980,000                    AAA/Aaa     U.S. Treasury Bills, 0.417%, 6/10/10                 3,974,662
  5,575,000                    AAA/Aaa     U.S. Treasury Bills, 0.43%, 6/17/10                  5,566,901
                                                                                             ------------
                                                                                             $ 89,204,125
---------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AGENCY
                                           OBLIGATIONS
                                           (Cost $89,204,125)                                $ 89,204,125
---------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 13.4%
                                           Municipal Development -- 5.8%
 14,315,000        0.16        AA/Aa1      Jackson County Mississippi, Floating Rate
                                           Note, 6/1/23                                      $ 14,315,000
  5,600,000        0.18        AA/Aa1      Valdez Alaska Marine Revenue, Floating
                                           Rate Note, 6/1/37                                    5,600,000
  1,000,000        0.18        AA+/Aa1     Valdez Alaska Marine Term, Floating Rate
                                           Note, 7/1/37                                         1,000,000
  1,400,000        0.18        AA+/Aa1     Valdez Alaska Marine Term, Floating Rate
                                           Note, 7/1/37                                         1,400,000
                                                                                             ------------
                                                                                             $ 22,315,000
---------------------------------------------------------------------------------------------------------
                                           Municipal General -- 0.4%
  1,670,000                    AAA/Aaa     Washington Suburban Sanitation, 5.25%,
                                           6/1/10                                            $  1,696,972
---------------------------------------------------------------------------------------------------------
                                           Municipal Higher Education -- 2.9%
  4,470,000        0.16        AAA/Aaa     Connecticut State Health, Floating Rate
                                           Note, 7/1/36                                      $  4,470,000
  1,805,000        0.17        AA/Aa1      Purdue University Indiana Revenue,
                                           Floating Rate Note, 7/1/27                           1,805,000
  4,690,000        0.22        AA/Aa2      University of Minnesota, Floating Rate
                                           Note, 12/1/36                                        4,690,000
                                                                                             ------------
                                                                                             $ 10,965,000
---------------------------------------------------------------------------------------------------------
                                           Municipal Medical -- 2.6%
    600,000        0.13        AAA/Aa1     Connecticut State Health & Educational
                                           Facility Authority, Floating Rate Note, 7/1/25    $    600,000
  3,895,000        0.18        AA/Aaa      Harris County Texas Health, Floating Rate
                                           Note, 12/1/41                                        3,895,000
    600,000        0.16        AA/Aaa      Illinois Finance Authority, Floating Rate
                                           Note, 7/1/32                                           600,000

The accompanying notes are an integral part of these financial statements.

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     15

              Floating       S&P/Moody's
Principal     Rate (b)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                 Value
                                            Municipal Medical -- (continued)
  4,015,000   0.16              AAA/Aaa     Loudoun County Virginia Industrial
                                            Development Authority, Floating Rate
                                            Note, 10/1/39                                $  4,015,000
    300,000   0.33              AA+/Aa3     Maryland State Health & Higher Education,
                                            Floating Rate Note, 7/1/34                        300,000
    700,000   0.15              AA/Aa1      Minneapolis & St. Paul, Floating Rate
                                            Note, 11/15/34                                    700,000
                                                                                         ------------
                                                                                         $ 10,110,000
-----------------------------------------------------------------------------------------------------
                                            Municipal Pollution -- 0.3%
  1,000,000   0.18              AA/Aa1      Hurley New Mexico Pollution, Floating Rate
                                            Note, 12/1/15                                $  1,000,000
-----------------------------------------------------------------------------------------------------
                                            Municipal Utilities -- 1.3%
  4,925,000   0.18              NR/Aa2      Southeast Alabama Gas District, Floating
                                            Rate Note, 8/1/27                            $  4,925,000
-----------------------------------------------------------------------------------------------------
                                            Municipal Water -- 0.1%
    400,000   0.30              AA-/Aa2     Boston Massachusetts Water & Sewer
                                            Commercial Revenue, Floating Rate Note,
                                            11/1/24                                      $    400,000
-----------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $51,411,972)                           $ 51,411,972
-----------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 51.0%
                                            Commercial Paper -- 31.1%
  6,520,000   1.19              AA/Aaa      Bank of New York Certificate of Deposit,
                                            Floating Rate Note, 4/23/10                  $  6,523,687
  4,000,000                    A-1+/P-1     Bank of Nova Scotia/Houston, 0.97%,
                                            6/18/10                                         4,000,000
  4,220,000                    A-1+/P-1     Bank of Nova Scotia/Houston, 1.10625%,
                                            5/11/10                                         4,220,000
  4,170,000                     AA-/Aa1     Bank of Nova Scotia/Houston, 1.15688%,
                                            5/5/10                                          4,170,000
  3,890,000                    A-1+/P-1     CBA Delaware Finance, Inc., 0.18%,
                                            4/6/10                                          3,888,755
  2,460,000                    A-1+/P-1     CBA Delaware Finance, Inc., 0.3%,
                                            2/23/10                                         2,459,624
  2,105,000                     A-1+/NR     City of Jacksonville, 0.35%, 4/1/10             2,105,000
  3,600,000   0.34              A+/Aa1      Credit Suisse AG New York, Floating Rate
                                            Note, 9/15/10                                   3,600,114
  2,050,000                     A+/P-1      Deutsche Bank AG, 0.85375%, 6/18/10             2,055,012
  4,000,000                     AA-/Aa2     Nordea Bank Finland, 0.2%, 3/2/10               4,000,000
  2,030,000                    A-1+/P-1     Nordea North America, 0.18%, 2/24/10            2,029,767
  2,945,000                    A-1+/P-1     Ohio State University, 0.16%, 2/1/10            2,945,000
  1,970,000                    A-1+/P-1     Ohio State University, 0.19%, 2/1/10            1,970,000

The accompanying notes are an integral part of these financial statements.

16     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

              Floating       S&P/Moody's
Principal     Rate (b)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                Value
                                            Commercial Paper -- (continued)
 10,570,000                     AAA/Aaa     Rabobank Nederland NV NY, 1.43125%,
                                            3/12/10                                     $ 10,570,000
  6,980,000   0.23              NR/AAA      Royal Bank of Canada, Floating Rate Note,
                                            1/21/11                                        6,980,000
  2,250,000   0.57              AA-/Aaa     Royal Bank of Canada/New York, Floating
                                            Rate Note, 3/1/11                              2,250,000
  1,945,000                     A-1/P-1     Societe Generale North America, 0.245%,
                                            4/16/10                                        1,944,021
  2,025,000                     A-1/P-1     State Street Corp., 0.19%, 4/21/10             2,024,156
  3,940,000                     AA-/Aa2     Svenska Handelsbanken, Inc., 0.2%,
                                            3/29/10                                        3,940,061
  1,110,000                     AA-/NR      Svenska Handelsbanken, Inc., 0.51188%,
                                            6/10/10                                        1,110,764
  3,690,000                     AA-/Aaa     Toronto Dominion Bank, 0.36%, 4/5/10           3,690,257
  4,485,000                    A-1+/P-1     University of Michigan, 0.21%, 4/7/10          4,485,000
  2,080,000                    A-1+/P-1     University of Michigan, 0.21%, 4/7/10          2,080,000
  3,475,000                    A-1+/P-1     University of Minnesota, 0.25%, 6/1/10         3,475,000
  2,410,000                    A-1+/P-1     University of Minnesota, 0.35%, 4/5/10         2,410,000
  3,010,000                    A-1+/P-1     University of Texas, 0.09%, 2/2/10             3,010,000
  1,945,000                    A-1+/P-1     University of Texas, 0.18%, 4/5/10             1,945,000
  2,590,000                    A-1+/P-1     University of Texas, 0.15%, 2/2/10             2,590,000
  3,160,000                    A-1+/P-1     University of Texas, 0.15%, 2/2/10             3,160,000
  3,215,000                     A-1+/NR     Vanderbilt University, 0.25%, 3/11/10          3,215,000
  7,000,000                    A-1+/P-1     Westpac Banking Corp., 0.0%, 4/5/10            6,995,713
  3,600,000                     AA/Aa1      Westpac Banking Corp., 0.304%,
                                            10/6/10                                        3,600,000
  3,890,000                    A-1+/P-1     Westpac Banking Corp., 0.15%, 7/2/10           3,890,000
  1,735,000                    A-1+/P-1     Yale University, 0.35%, 3/12/10                1,734,342
                                                                                        ------------
                                            Total Commercial Paper                      $119,066,273
-----------------------------------------------------------------------------------------------------
                                            Repurchase Agreements -- 14.8%
 13,110,000                                 Bank of America, 0.12%, dated 1/29/10,
                                            repurchase price of $13,110,000 plus
                                            accrued interest on 2/1/10 collateralized
                                            by $13,372,200 Federal National
                                            Mortgage Association, 5.5%, 6/1/38          $ 13,110,000
 13,110,000                                 Barclays Plc, 0.09%, dated 1/29/10,
                                            repurchase price of $13,110,000 plus
                                            accrued interest on 2/1/10 collateralized
                                            by $13,372,200 Federal National
                                            Mortgage Association, 4.5 - 6.11%,
                                            11/1/34 - 1/1/40                              13,110,000

The accompanying notes are an integral part of these financial statements.

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     17

                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount ($)      (unaudited)    (unaudited)                                                 Value
                                              Repurchase Agreements -- (continued)
    8,070,000                                 BNP Paribas, 0.12%, dated 1/29/10,
                                              repurchase price of $8,070,000 plus
                                              accrued interest on 2/1/10 collateralized
                                              by the following:
                                              $7,118,216 Federal National Mortgage
                                              Association (ARM), 1.74 - 5.22%,
                                              5/1/33 - 8/1/42
                                              $1,113,184 Federal Home Loan
                                              Mortgage Corp., 3.66 - 4.84%,
                                              6/1/36 - 4/1/38                               $   8,070,000
    8,070,000                                 Deutsche Bank, 0.12%, dated 1/29/10,
                                              repurchase price of $8,070,000 plus
                                              accrued interest on 2/1/10 collateralized
                                              by $8,231,400 Federal National Mortgage
                                              Association, 6.5 - 7.0%,
                                              5/1/37 - 9/1/37                                   8,070,000
    6,050,000                                 JPMorgan, 0.11%, dated 1/29/10,
                                              repurchase price of $6,050,000 plus
                                              accrued interest on 2/1/10 collateralized
                                              by $6,171,150 Freddie Mac Giant,
                                              5.0 - 6.0%, 5/1/23 - 9/1/38                       6,050,000
    8,070,000                                 SG Americas Securities LLC, 0.12%, dated
                                              1/29/10, repurchase price of
                                              $8,070,000 plus accrued interest on
                                              2/1/10 collateralized by the following:
                                              $389,708 Federal National Mortgage
                                              Association (ARM), 4.35%, 8/1/35
                                              $7,841,692 Federal National Mortgage
                                              Association, 6.0%, 11/1/47                        8,070,000
                                                                                            -------------
                                              Total Repurchase Agreements                   $  56,480,000
---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                              Money Market Mutual Fund -- 5.1%
   19,731,659                                 BlackRock Liquidity Funds TempCash
                                              Portfolio                                     $  19,731,659
                                                                                            -------------
                                              Total Money Market Mutual Fund                $  19,731,659
---------------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $195,277,932)                           $ 195,277,932
---------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 103.5%
                                              (Cost $396,247,442) (a)                       $ 396,247,442
---------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS AND
                                              LIABILITIES -- (3.5)%                         $ (13,456,520)
---------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                    $ 382,790,922
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

18     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

NR   Not rated by either S&P or Moody's.

WR   Withdrawn rating.

(a) At January 31, 2010, cost for federal income tax purposes was $396,247,442.

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of January 31, 2010, in valuing the Fund's assets:

                            Level 1         Level 2           Level 3    Total
 Corporate Bonds           $        --     $ 60,353,413         $--      $ 60,353,413
 U.S. Government Agency
 Obligations                        --       89,204,125          --        89,204,125
 Municipal Bonds                    --       51,411,972          --        51,411,972
 Commercial Paper                   --      119,066,273          --       119,066,273
 Repurchase Agreements              --       56,480,000          --        56,480,000
 Mutual Funds               19,731,659               --          --        19,731,659
-------------------------------------------------------------------------------------
 Total                     $19,731,659     $376,515,783         $--      $396,247,442
=====================================================================================


The accompanying notes are an integral part of these financial statements.

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     19

Statements of Assets and Liabilities | 1/31/10 (unaudited)

ASSETS:
  Investment in securities, at value (cost $339,767,442)            $339,767,442
  Repurchase agreements, at value (cost $56,480,000)                  56,480,000
---------------------------------------------------------------------------------
   Total investment in securities, at value (cost $396,247,442)     $396,247,442
  Cash                                                                 1,215,184
  Receivables --
   Fund shares sold                                                    1,000,000
   Interest                                                              226,232
   Due from Pioneer Investment Management, Inc.                          126,702
  Other                                                                   30,101
---------------------------------------------------------------------------------
     Total assets                                                   $398,845,661
---------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                          $ 16,000,000
   Dividends                                                               1,813
  Due to affiliates                                                       11,980
  Accrued expenses                                                        40,946
---------------------------------------------------------------------------------
     Total liabilities                                              $ 16,054,739
---------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                   $382,706,986
  Undistributed net investment income                                      4,693
  Accumulated net realized gain on investments                            79,243
---------------------------------------------------------------------------------
     Total net assets                                               $382,790,922
---------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class 1 (based on $104,303,119/104,248,719 shares)                $       1.00
  Class 2 (based on $216,566,818/216,507,088 shares)                $       1.00
  Class 3 (based on $61,920,985/61,905,282 shares)                  $       1.00
================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

Statement of Operations (unaudited)

For the Six Months Ended 1/31/10

INVESTMENT INCOME:
  Interest                                                  $938,832
------------------------------------------------------------------------------------
     Total investment income                                              $ 938,832
------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $468,611
  Transfer agent fees and expenses
   Class 1                                                       723
   Class 2                                                       755
   Class 3                                                       578
  Distribution fees
   Class 2                                                   345,148
   Class 3                                                   160,859
  Shareholder communications expense                          19,301
  Administrative reimbursements                               78,292
  Custodian fees                                              11,695
  Registration fees                                           21,530
  Professional fees                                           34,631
  Printing expense                                             9,268
  Fees and expenses of nonaffiliated trustees                  8,974
  Miscellaneous                                               56,409
------------------------------------------------------------------------------------
     Total expenses                                                      $1,216,774
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                         (416,840)
------------------------------------------------------------------------------------
     Net expenses                                                         $ 799,934
------------------------------------------------------------------------------------
       Net investment income                                              $ 138,898
------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                        $  77,123
------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                    $ 216,021
===================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     21

Statements of Changes in Net Assets

For the Six Months Ended 1/31/10 and the Year Ended 7/31/09, respectively

                                                           Six Months Ended
                                                           1/31/10             Year Ended
                                                           (unaudited)         7/31/09
FROM OPERATIONS:
Net investment income                                       $       138,898   $    10,217,190
Net realized gain on investments                                     77,123            41,869
----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $       216,021   $    10,259,059
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class 1 ($0.0010 and $0.0144 per share, respectively)    $      (127,804)  $    (2,726,764)
   Class 2 ($0.0004 and $0.0120 per share, respectively)            (95,613)       (5,760,976)
   Class 3 ($0.0004 and $0.0097 per share, respectively)            (28,417)       (1,358,915)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $      (251,834)  $    (9,846,655)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   839,014,689   $ 2,988,015,224
Reinvestment of distributions                                        33,629           653,740
Cost of shares repurchased                                   (1,026,641,345)   (3,268,591,029)
----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                     $  (187,593,027)  $  (279,922,065)
----------------------------------------------------------------------------------------------
   Net decrease in net assets                               $  (187,628,840)  $  (279,509,661)
NET ASSETS:
Beginning of period                                             570,419,762       849,929,423
----------------------------------------------------------------------------------------------
End of period                                               $   382,790,922   $   570,419,762
----------------------------------------------------------------------------------------------
Undistributed net investment income                         $         4,693   $       117,629
----------------------------------------------------------------------------------------------

                                    '10 Shares       '10 Amount            '09 Shares         '09 Amount
                                    (unaudited)      (unaudited)
Class 1
Shares sold                         112,750,972     $ 112,750,972          419,880,550     $   419,880,550
Reinvestment of distributions            33,629            33,629              653,589             653,589
Less shares repurchased            (154,337,662)     (154,337,662)        (413,522,014)       (413,522,015)
-----------------------------------------------------------------------------------------------------------
   Net increase (decrease)          (41,553,061)    $ (41,553,061)           7,012,125     $     7,012,124
===========================================================================================================
Class 2
Shares sold                         497,543,482     $ 497,543,482        1,891,700,209     $ 1,891,700,209
Less shares repurchased            (622,720,236)     (622,720,236)      (2,097,561,606)     (2,097,561,606)
-----------------------------------------------------------------------------------------------------------
   Net decrease                    (125,176,754)    $(125,176,754)        (205,861,397)    $  (205,861,397)
===========================================================================================================
Class 3
Shares sold                         228,720,235     $ 228,720,235          676,434,465     $   676,434,465
Reinvestment of distributions                --                --                  151                 151
Less shares repurchased            (249,583,447)     (249,583,447)        (757,507,408)       (757,507,408)
-----------------------------------------------------------------------------------------------------------
   Net decrease                     (20,863,212)    $ (20,863,212)         (81,072,792)    $   (81,072,792)
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

Financial Highlights

                                                               Six Months
                                                               Ended
                                                               1/31/10             Year Ended      Year Ended
                                                               (unaudited)         7/31/09         7/31/08
Class 1
Net asset value, beginning of period                              $   1.00         $  1.00         $  1.00
-------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $   0.00(a)      $  0.01         $  0.04
 Net realized and unrealized gain on investments                      0.00(a)         0.00(a)         0.00(a)
-------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $   0.00         $  0.01         $  0.04
Distributions to shareowners:
 Net investment income                                                (0.00)(a)      (0.01)          (0.04)
-------------------------------------------------------------------------------------------------------------
Capital contributions                                             $     --         $    --         $    --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $     --         $    --         $    --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   1.00         $  1.00         $  1.00
=============================================================================================================
Total return*                                                         0.10%           1.45%           4.02%
Ratio of net expenses to average net assets+                          0.25%**         0.29%           0.25%
Ratio of net investment income to average net assets+                 0.14%**         1.50%           3.83%
Net assets, end of period (in thousands)                          $ 104,303        $145,874        $138,778
Ratios with no waiver of fees and assumptions of expenses by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                         0.30%**         0.33%           0.26%
 Net investment income                                                0.09%**         1.46%           3.82%
Ratios with waiver of fees and assumptions of expenses by the
 Adviser and reductions for fees paid indirectly:
 Net expenses                                                         0.25%**         0.29%           0.25%
 Net investment income                                                0.14%**         1.50%           3.83%
=============================================================================================================

                                                                       Year Ended       Year Ended     Year Ended
                                                                       7/31/07          7/31/06 (b)    7/31/05
Class 1
Net asset value, beginning of period                                   $   1.00         $  1.00        $   1.00
------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                 $   0.05         $  0.04        $   0.02
 Net realized and unrealized gain on investments                           0.00(a)         0.00(a)           --
------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                              $   0.05         $  0.04        $   0.02
Distributions to shareowners:
 Net investment income                                                    (0.05)          (0.04)          (0.02)
------------------------------------------------------------------------------------------------------------------
Capital contributions                                                  $     --         $    --        $   0.00(a)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $     --         $    --        $     --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   1.00         $  1.00        $   1.00
==================================================================================================================
Total return*                                                              5.24%           4.20%           2.17%
Ratio of net expenses to average net assets+                               0.24%           0.26%           0.25%
Ratio of net investment income to average net assets+                      5.11%           3.95%           2.19%
Net assets, end of period (in thousands)                               $114,887         $85,669        $230,573
Ratios with no waiver of fees and assumptions of expenses by the
 Adviser and no reductions for fees paid indirectly:
 Net expenses                                                              0.24%           0.33%           0.40%
 Net investment income                                                     5.11%           3.88%           2.04%
Ratios with waiver of fees and assumptions of expenses by the
 Adviser and reductions for fees paid indirectly:
 Net expenses                                                              0.24%           0.26%           0.25%
 Net investment income                                                     5.11%           3.95%           2.19%
==================================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10    23

                                                                                      Six Months
                                                                                      Ended
                                                                                      1/31/10        Year Ended    Year Ended
                                                                                      (unaudited)    7/31/09       7/31/08
Class 2
Net asset value, beginning of period                                                  $    1.00      $    1.00     $    1.00
--------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                $    0.00 (a)  $    0.01     $    0.04
 Net realized and unrealized gain on investments                                           0.00 (a)         --          0.00 (a)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                             $    0.00      $    0.01     $    0.04
Distributions to shareowners:
 Net investment income                                                                    (0.00)(a)      (0.01)        (0.04)
--------------------------------------------------------------------------------------------------------------------------------
Capital contributions                                                                 $      --      $      --     $      --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $      --      $      --     $      --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $    1.00      $    1.00     $    1.00
================================================================================================================================
Total return*                                                                              0.04%          1.21%         3.76%
Ratio of net expenses to average net assets+                                               0.37%**        0.53%         0.50%
Ratio of net investment income to average net assets+                                      0.03%**        1.37%         3.66%
Net assets, end of period (in thousands)                                              $ 216,567      $ 341,752     $ 547,357
Ratios with no waiver of fees and assumptions of expenses by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                                              0.55%**        0.57%         0.50%
 Net investment income                                                                    (0.15)%**       1.33%         3.66%
Ratios with waiver of fees and assumptions of expenses by the Adviser and reductions for fees paid indirectly:
 Net expenses                                                                              0.37%**        0.53%         0.50%
 Net investment income                                                                     0.03%**        1.37%         3.66%
================================================================================================================================


                                                                                         Year Ended     Year Ended     Year Ended
                                                                                         7/31/07        7/31/06 (b)    7/31/05
Class 2
Net asset value, beginning of period                                                     $    1.00      $     1.00     $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                   $    0.05      $     0.04     $    0.02
 Net realized and unrealized gain on investments                                              0.00 (a)        0.00 (a)        --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                                $    0.05      $     0.04     $    0.02
Distributions to shareowners:
 Net investment income                                                                       (0.05)          (0.04)        (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Capital contributions                                                                    $      --      $       --     $    0.00(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $      --      $       --     $      --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $    1.00      $     1.00     $    1.00
===================================================================================================================================
Total return*                                                                                 4.98%           3.95%         1.92%
Ratio of net expenses to average net assets+                                                  0.49%           0.50%         0.51%
Ratio of net investment income to average net assets+                                         4.87%           4.00%         1.98%
Net assets, end of period (in thousands)                                                 $ 457,109      $  275,460     $ 153,432
Ratios with no waiver of fees and assumptions of expenses by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                                                 0.49%           0.55%         0.66%
 Net investment income                                                                        4.87%           3.95%         1.83%
Ratios with waiver of fees and assumptions of expenses by the Adviser and reductions for fees paid indirectly:
 Net expenses                                                                                 0.49%           0.50%         0.51%
 Net investment income                                                                        4.87%           4.00%         1.98%
===================================================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.
**   Annualized.

  The accompanying notes are an integral part of these financial statements.

24    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

                                                                                        Six Months
                                                                                        Ended
                                                                                        1/31/10          Year Ended   Year Ended
                                                                                        (unaudited)      7/31/09      7/31/08
Class 3
Net asset value, beginning of period                                                    $    1.00        $  1.00      $   1.00
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                  $    0.00 (a)    $  0.01      $   0.03
 Net realized and unrealized gain on investments                                             0.00 (a)         --          0.00 (a)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                               $    0.00          $ 0.01     $   0.03
Distributions to shareowners:
 Net investment income                                                                      (0.00)(a)      (0.01)        (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Capital contributions                                                                   $      --        $    --      $     --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $      --        $    --      $     --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $    1.00        $  1.00      $   1.00
==================================================================================================================================
Total return*                                                                                0.04 %         0.98%         3.50%
Ratio of net expenses to average net assets+                                                 0.37%**        0.76%         0.75%
Ratio of net investment income to average net assets+                                        0.03%**        1.23%         3.35%
Net assets, end of period (in thousands)                                                $  61,921        $ 82,794     $163,795
Ratios with no waiver of fees and assumptions of expenses by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                                                0.81%**        0.82%         0.75%
 Net investment income                                                                      (0.41)%**       1.17%         3.35%
Ratios with waiver of fees and assumptions of expenses by the Adviser and reductions for fees paid indirectly:
 Net expenses                                                                                0.37%**        0.76%         0.75%
 Net investment income                                                                       0.03%**        1.23%         3.35%
==================================================================================================================================


                                                                                         Year Ended      Year Ended     Year Ended
                                                                                         7/31/07         7/31/06 (b)    7/31/05
Class 3
Net asset value, beginning of period                                                     $    1.00       $   1.00       $   1.00
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                   $    0.05       $   0.04       $   0.02
 Net realized and unrealized gain on investments                                              0.00 (a)         --             --
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                                $    0.05       $   0.04       $   0.02
Distributions to shareowners:
 Net investment income                                                                       (0.05)         (0.04)         (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Capital contributions                                                                    $      --       $     --       $   0.00(a)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $      --       $     --       $     --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $    1.00       $   1.00       $   1.00
==================================================================================================================================
Total return*                                                                                 4.72%          3.70%          1.67%
Ratio of net expenses to average net assets+                                                  0.74%          0.75%          0.76%
Ratio of net investment income to average net assets+                                         4.61%          3.71%          1.61%
Net assets, end of period (in thousands)                                                 $ 136,912       $ 77,978       $ 45,871
Ratios with no waiver of fees and assumptions of expenses by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                                                 0.74%          0.80%          0.91%
 Net investment income                                                                        4.61%          3.66%          1.46%
Ratios with waiver of fees and assumptions of expenses by the Adviser and reductions for fees paid indirectly:
 Net expenses                                                                                 0.74%          0.75%          0.76%
 Net investment income                                                                        4.61%          3.71%          1.61%
==================================================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10    25

Notes to Financial Statements | 1/31/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Institutional Money Market Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Institutional Prime Obligations Money Market Fund. The investment objective of the Fund is to provide high current income, preservation of capital and liquidity.

The Fund offers three classes of shares designated as Class 1, Class 2, and Class 3 shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class 1 shares.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

26     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Mutual funds are valued at net asset value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2009 was as follows:

   ------------------------------------------------
                                               2009
   ------------------------------------------------
   Distributions paid from:
   Ordinary income                       $9,846,655
   ------------------------------------------------
      Total                              $9,846,655
   ================================================

  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2009:

   ------------------------------------------------
                                               2009
   ------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income          $ 207,277
   Dividend payable                         (85,650)
   Post-October loss                         (1,878)
   ------------------------------------------------
      Total                               $ 119,749
   ================================================

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     27

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class 2 and Class 3 shares of the Fund, respectively (see
     Note 5). Class 1 shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class 1, Class 2 and Class 3 shares can reflect different transfer agent and distribution expense rates.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Money Market Temporary Guarantee Program

The Fund was enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") from September 19, 2008 through September 18, 2009, as extended. The Program provided a guarantee to participating money market fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. The guarantee expired unutilized by the Fund.

28     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

The Fund paid fees in the combined amount of 0.025% of the Fund's net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009. To further participate in the extended period of the Program through September 18, 2009, the Fund paid to the U.S. Treasury Department fees in the amount of 0.015% of the Fund's net asset value as of the close of business on September 19, 2008. The expenses to participate in the Program and the extended period of the Program were borne by the Fund without regard to any expense limitation that was in effect for the Fund at that time and are reflected in the statement of operations.

3. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.20% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Fund's yield during the period of the limitation. This expense limitation is voluntary and temporary and may be revised or terminated at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,713 in management fees, administrative fees and certain other reimbursements payable to PIM at January 31, 2010.

4. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communication activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2010, such out-of-pocket expenses by class of shares were as follows:

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     29

   ------------------------------------------------
   Shareholder Communications:
   ------------------------------------------------
   Class 1                                  $ 6,024
   Class 2                                    9,010
   Class 3                                    4,267
   ------------------------------------------------
       Total                                $19,301
   ================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,129 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2010.

5. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class 2 and Class 3 shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredit, 0.25% of the average daily net assets attributable to Class 2 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 2 shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class 3 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 3 shares. There are no distribution or service fees charged for Class 1 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,138 in distribution fees payable to PFD at January 31, 2010.

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2010, the Fund's expenses were not reduced under such arrangements.

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through March 25, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

30     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Institutional Money Market Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel.

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     31

The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Lipper, Inc. (Lipper), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Lipper category for the one and three year periods ended June 30, 2009 and in the second quintile of its Lipper category for the five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Lipper and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the second quintile relative to the management fees paid by other funds in its Lipper peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client

32     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10
accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     33

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

34     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10     35

                           This page for your notes.

36     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.







Pioneer Treasury
Reserves Fund
--------------------------------------------------------------------------------
Semiannual Report | January 31, 2010
--------------------------------------------------------------------------------




Ticker Symbols:
Class A   ITAXX
Class Y   ITMXX





[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Performance Update                                                            9

Comparing Ongoing Fund Expenses                                              11

Schedule of Investments                                                      13

Financial Statements                                                         15

Notes to Financial Statements                                                20

Approval of Investment Advisory Agreement                                    26

Trustees, Officers and Service Providers                                     30


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain: unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     3

Portfolio Management Discussion | 1/31/10

Financial market conditions continued to improve during the six-month period ended January 31, 2010. In the following interview, Portfolio Manager Seth Roman discusses the impact of the improving economic picture and, by extension, interest rate trends on Pioneer Treasury Reserves Fund during the six-month period. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q How would you characterize the market environment during the six-month period ended January 31, 2010?

A We would characterize it as vastly improved, but still volatile. With the financial system stabilizing and with credit markets showing tangible improvement, the financial markets rallied during the six-month reporting period. While some observers question the strength or sustainability of the economic recovery, most agree that the U.S. economic recession has drawn to a close. The U.S. Gross Domestic Product (GDP) turned in two consecutive quarters of positive growth -- posting gains of 2.2% and 5.9% for the third and fourth quarters of 2009, respectively.

     With the return of investor confidence, demand for higher-yielding, higher-risk investments, such as those with longer maturities or lower-credit quality, increased during the period, and investors reallocated money away from cash and other safe assets with lower yields. Almost all equity and fixed-income asset classes posted positive returns amidst the broad-based rally over the full six-month period ended January 31, 2010.

     Early in 2010, however, the financial markets encountered new concerns -- chief among them being the growing European debt crisis and fears that it might derail the global economic recovery. Investors also remain uncertain about the inevitable withdrawal of stimulus monies by governments around the globe, and how the process may affect economic growth. Given such headwinds, equities turned in negative performance towards the end of the six-month period, while fixed-income investments held onto their positive returns. Investments perceived as safe or of higher quality benefited from a tangible shift in risk appetite, as investors demonstrated a flight to safety in the final weeks of the period.

Q    How did the Fund perform for the six months ended January 31, 2010?

A The Fund's Class A shares had a total return of 0.01% at net asset value over the six months ended January 31, 2010, which matched the average return of the 72 U.S. Treasury Money Market Funds tracked by Lipper, Inc., over the same period.


4     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

     The Fund's seven-day effective compound yield on January 31, 2010, stood at 0.01%, and the Fund's net asset value remained stable at $1.00 per share over the six-month period.

Q Has the low short-term interest rate environment that has been predominant since the end of 2008 complicated your search for competitive income?

A Yes, it has. With the benchmark Federal funds rate holding steady at a target range of 0.00% to 0.25% for the entire six-month period ended January 31, 2010, yields on money market investments hovered at historically low levels. The Federal Reserve Board (the Fed) has stated that it anticipates keeping short-term interest rates low for an "extended period," in an attempt to foster economic growth, infuse liquidity into the financial system, and help bring down unemployment, which remains high. Furthermore, a low supply and high demand for U.S. Treasuries placed further downward pressure on the yields of those securities.

     While we do not believe inflation represents a near-term risk for the economy, we do expect that stronger economic growth, record budget deficits and U.S. debt, and healthy GDP levels will elevate real yields over the next several years. Historically, as an economic recovery has gained momentum, rising consumer spending, capital investment and bank lending have contributed to increased monetary velocity, which has had the effect of increasing prices throughout the economy. In order to avoid inflation, the Fed must inevitably withdraw their monetary stimulus from the economy on a timely basis.

     Expectations that the Fed will not raise rates from the 0% level in the near term, coupled with longer-term inflation expectations, have created record differences in the yield curve between the short and the long maturities. The yield curve is steeper now than it was even during the late 1970s and early 1980s, a period during which significantly higher inflation expectations were priced in. If the Fed raises rates sooner than expected, short rates could spike up, while long rates may behave relatively well. In other words, the yield curve would eventually flatten as we begin to see the first signs of the Fed's exit strategy.

Q What were your principal investment strategies for the Fund over the six months ended January 31, 2010?

A We manage the Fund with two priorities in mind: providing a stable net asset value of $1.00 per share and maintaining high liquidity so that our shareowners can easily access their investment on any given business day. We achieved those two goals by investing in short-term money market securities of the highest quality, such as those issued by the U.S. Treasury or any of the U.S. government agencies, such as the Federal National Mortgage


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     5

     Association (FNMA), Federal Home Loan Bank (FHLB), and Government National Mortgage Association (GNMA).

     We took advantage of seasonal factors during the year to add U.S. Treasuries to the Fund when demand was low and their yields experienced temporary increases in order to attract buyers. In order to lock in gains, we also sold some of the Fund's Treasury holdings when demand was high and yields were falling. The sales typically took place during periods of "flight to safety" in the markets, or when corporations needed more short-term assets on hand to meet their budget commitments.

     While the Fund's average days to maturity fluctuated in the 70-day range for most of the six-month period, on January 31, 2010, the portfolio's average days to maturity was the same as it was on July 31, 2009, when the period began (73 days).

Q Could you speak briefly about the Securities and Exchange Commission's (SEC's) tighter money market portfolio standards?

A We believe the SEC's efforts to tighten the operation and regulation of money market funds in the aftermath of the credit market crisis are a positive development. Some of the new requirements include the following: daily and minimum liquidity requirements; heightened restrictions on portfolio quality, including tighter limits on investments in second-tier securities; reductions in the weighted average portfolio maturity limit from the current standard of 90 days to 60 days; and a new weighted average life limitation of 120 days, which is meant to curb the portion of a fund's portfolio that could be held in longer-term, floating-rate securities.

     We believe that the SEC's efforts to strengthen portfolio quality, maturity, and liquidity requirements, which are being phased in over the next few months, will help to safeguard money market funds and should bode well for investors.

Q    What is your outlook for the coming months?

A We continue to believe that inflation will remain muted in the near term; indeed, deflationary pressures may dominate the Consumer Price Index (CPI) over the next year. Until lending and demand for money increases, consumer inflation should not increase significantly. In addition, the degree of slack in the economy represented by high unemployment rates, low capacity utilization and high vacancy rates of rental properties should have, if anything, a deflationary effect on housing and wages, which could offset any shorter-term impact of potentially higher oil prices on the CPI.

     Our 2010 GDP forecast of 3% to 4%, if realized, offers an optimal environment for continued gains in the credit and equity markets. Higher growth could lead to quicker tightening by the Fed, resulting in a decline in bond


6     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10
     prices, but also a cyclical rise in yields for money market securities. Nonetheless, despite improvements in the economy, it does not appear that the Fed will increase the Federal funds rate for, as they have put it, an "extended period."


Please refer to the Schedule of Investments on pages 13-14 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     7

Portfolio Summary | 1/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data is represented by a pie chart in the printed material.]

U.S. Government Agency Obligations                                      100%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.    U.S. Treasury Bills, 0.2265%, 2/4/10        10.96%
 2.    U.S. Treasury Bills, 0.1495%, 4/15/10       10.41
 3.    U.S. Treasury Bills, 0.1945%, 3/4/10        10.13
 4.    U.S. Treasury Bills, 0.3495%, 3/11/10        9.95
 5.    U.S. Treasury Bills, 0.5045%, 4/1/10         8.85
 6.    U.S. Treasury Bills, 0.5795%, 4/8/10         6.43
 7.    U.S. Treasury Bills, 0.417%, 6/10/10         5.84
 8.    U.S. Treasury Bills, 0.5145%, 2/11/10        5.72
 9.    U.S. Treasury Bills, 0.0105%, 2/18/10        4.54
10.    U.S. Treasury Bills, 0.507%, 7/1/10          3.77

* This list excludes repurchase agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

Performance Update | 1/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

----------------------------------------------
     Class           1/31/10           7/31/09
----------------------------------------------
       A             $ 1.00            $ 1.00
----------------------------------------------
       Y             $ 1.00            $ 1.00
----------------------------------------------

Distributions per Share: 8/1/09-1/31/10
--------------------------------------------------------------------------------

---------------------------------------------------------------------
                  Net Investment        Short-Term        Long-Term
     Class           Income           Capital Gains     Capital Gains
---------------------------------------------------------------------
       A            $ 0.0001              $ --              $ --
---------------------------------------------------------------------
       Y            $ 0.0001              $ --              $ --
---------------------------------------------------------------------

Yields per Share*
--------------------------------------------------------------------------------

-------------------------------------------------------------
     Class         7-Day Annualized         7-Day Effective**
-------------------------------------------------------------
       A                 0.01%                    0.01%
-------------------------------------------------------------
       Y                 0.01%                    0.01%
-------------------------------------------------------------

*    Please contact Pioneer to obtain the Fund's current 7-day yields.

**   Assumes daily compounding of dividends.

Expense Ratio
--------------------------------------------------------------------------------
(Per prospectus dated December 1, 2009)

---------------------------------------------
                       Gross            Net
---------------------------------------------
Class A Shares          0.69%          0.65%
Class Y Shares          0.54%          0.54%

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     9

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2011, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on actual returns from August 1, 2009 through January 31, 2010.

 Share Class                                  A                Y
 Beginning Account Value on 8/1/09       $ 1,000.00       $ 1,000.00
--------------------------------------------------------------------
 Ending Account Value on 1/31/10         $ 1,000.10       $ 1,000.10
--------------------------------------------------------------------
 Expenses Paid During Period*            $     0.96       $     0.76
--------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.19% and 0.15% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2009 through January 31, 2010.

 Share Class                                  A                Y
 Beginning Account Value on 8/1/09       $ 1,000.00       $ 1,000.00
--------------------------------------------------------------------
 Ending Account Value on 1/31/10         $ 1,024.25       $ 1,024.45
--------------------------------------------------------------------
 Expenses Paid During Period*            $     0.97       $     0.77
--------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.19% and 0.15% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


12     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

Schedule of Investments | 1/31/10 (unaudited)

 Principal
Amount ($)                                                     Value
                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 93.8%
13,220,000      U.S. Treasury Bills, 0.3795%, 7/15/10          $ 13,202,218
38,620,000      U.S. Treasury Bills, 0.417%, 6/10/10             38,569,268
14,855,000      U.S. Treasury Bills, 0.43%, 6/17/10              14,839,870
58,485,000      U.S. Treasury Bills, 0.5045%, 4/1/10             58,460,020
 6,335,000      U.S. Treasury Bills, 0.0%, 5/13/10                6,332,959
30,000,000      U.S. Treasury Bills, 0.0105%, 2/18/10            29,999,854
 1,620,000      U.S. Treasury Bills, 0.1195%, 5/20/10             1,619,419
 8,010,000      U.S. Treasury Bills, 0.1375%, 5/27/10             8,006,394
68,725,000      U.S. Treasury Bills, 0.1495%, 4/15/10            68,717,029
 1,600,000      U.S. Treasury Bills, 0.1495%, 4/22/10             1,598,948
23,720,000      U.S. Treasury Bills, 0.1545%, 2/25/10            23,718,872
66,915,000      U.S. Treasury Bills, 0.1945%, 3/4/10             66,912,175
72,365,000      U.S. Treasury Bills, 0.2265%, 2/4/10             72,363,785
 1,620,000      U.S. Treasury Bills, 0.247%, 11/18/10             1,616,776
 3,255,000      U.S. Treasury Bills, 0.2595%, 9/23/10             3,249,984
13,410,000      U.S. Treasury Bills, 0.3045%, 8/26/10            13,389,393
65,740,000      U.S. Treasury Bills, 0.3495%, 3/11/10            65,736,243
 9,520,000      U.S. Treasury Bills, 0.362%, 1/13/11              9,490,043
18,450,000      U.S. Treasury Bills, 0.4445%, 6/3/10             18,436,023
24,920,000      U.S. Treasury Bills, 0.507%, 7/1/10              24,895,926
37,795,000      U.S. Treasury Bills, 0.5145%, 2/11/10            37,794,604
16,820,000      U.S. Treasury Bills, 0.5145%, 5/6/10             16,813,654
42,460,000      U.S. Treasury Bills, 0.5795%, 4/8/10             42,445,946
   750,000      U.S. Treasury Bills, 3.875%, 5/15/10                757,817
 7,575,000      U.S. Treasury Bonds, 4.5%, 5/15/10                7,662,753
13,720,000      U.S. Treasury Notes, 3.5%, 2/15/10               13,737,389
                                                               ------------
                                                               $660,367,362
---------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $660,367,362)                            $660,367,362
---------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 93.8%
                (Cost $660,367,362) (a)                        $660,367,362
---------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- 6.2%           $ 43,626,617
---------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                     $703,993,979
===========================================================================

(a)  At January 31, 2010, cost for federal income tax purposes was $660,367,362.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --  quoted prices in active markets for identical securities
  Level 2 --  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

The accompanying notes are an integral part of these financial statements.

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     13

  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The following is a summary of the inputs used as of January 31, 2010, in valuing the Fund's assets:

                                         Level 1     Level 2     Level 3       Total
 U.S. Government Agency Obligations       $--    $ 660,367,362     $--    $ 660,367,362
---------------------------------------------------------------------------------------
 Total                                    $--    $ 660,367,362     $--    $ 660,367,362
=======================================================================================


The accompanying notes are an integral part of these financial statements.

14     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

Statement of Assets and Liabilities | 1/31/10 (unaudited)

ASSETS:
  Investment in securities, at value (cost $660,637,362)      $660,367,362
  Cash                                                          67,800,157
  Receivables --
   Investment securities sold                                    6,850,004
   Fund shares sold                                                118,600
   Interest                                                        301,537
   Due from Pioneer Investment Management, Inc.                     92,469
  Other                                                             54,509
--------------------------------------------------------------------------
     Total assets                                             $735,584,638
--------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                            $ 31,199,901
   Fund shares repurchased                                         309,064
   Dividends                                                         3,080
  Due to affiliates                                                 11,205
  Accrued expenses                                                  67,409
--------------------------------------------------------------------------
     Total liabilities                                        $ 31,590,659
--------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $704,003,919
  Distributions in excess of net investment income                 (79,368)
  Accumulated net realized gain on investments                      69,428
--------------------------------------------------------------------------
     Total net assets                                         $703,993,979
==========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $644,150,995/644,396,101 shares)          $       1.00
  Class Y (based on $59,842,984/59,718,342 shares)            $       1.00
==========================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     15

Statement of Operations (unaudited)

For the Six Months Ended 1/31/10

INVESTMENT INCOME:
  Interest                                                 $  616,510
-------------------------------------------------------------------------------------
     Total investment income                                               $  616,510
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $1,355,249
  Transfer agent fees
   Class A                                                     20,344
   Class Y                                                        393
  Distribution fees
   Class A                                                    458,781
  Shareholder communications expense                           85,966
  Administrative reimbursements                               112,800
  Custodian fees                                                2,110
  Registration fees                                            38,422
  Professional fees                                            45,481
  Printing expense                                              1,869
  Fees and expenses of nonaffiliated trustees                   3,394
  Miscellaneous                                                 8,958
-------------------------------------------------------------------------------------
     Total expenses                                                        $2,133,767
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                 (1,489,223)
-------------------------------------------------------------------------------------
     Net expenses                                                          $  644,544
-------------------------------------------------------------------------------------
       Net investment loss                                                 $  (28,034)
-------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                         $   69,428
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $   41,394
=====================================================================================

The accompanying notes are an integral part of these financial statements.

16     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

Statement of Changes in Net Assets

For the Six Months Ended 1/31/10 and the Year Ended 7/31/09, respectively

                                                             Six Months
                                                             Ended
                                                             1/31/10            Year Ended
                                                             (unaudited)        7/31/09
FROM OPERATIONS:
Net investment income (loss)                                 $    (28,034)      $    559,416
Net realized gain on investments                                   69,428             68,588
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $     41,394       $    628,004
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.0001 and $0.0061 per share, respectively)     $    (42,757)      $   (416,318)
   Class Y ($0.0001 and $0.0066 per share, respectively)           (4,669)          (327,857)
---------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $    (47,426)      $   (744,175)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $501,704,379       $598,737,213
Shares issued in reorganization                                        --        640,085,384
Reinvestment of distributions                                      22,949            429,624
Cost of shares repurchased                                   (521,877,210)      (600,146,152)
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                 $(20,149,882)      $639,106,069
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                     $(20,155,914)      $638,989,898
NET ASSETS:
Beginning of period                                           724,149,893         85,159,995
---------------------------------------------------------------------------------------------
End of period                                                $703,993,979       $724,149,893
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $    (79,368)      $     (3,908)
---------------------------------------------------------------------------------------------

                                      '10 Shares      '10 Amount          '09 Shares      '09 Amount
                                      (unaudited)     (unaudited)
Class A
Shares sold                           453,453,485    $  453,453,485       388,553,321    $  388,401,206
Shares issued in reorganization                --                --       640,085,384       640,085,384
Reinvestment of distributions              20,779            20,779           398,468           398,468
Less shares repurchased              (461,079,247)     (461,079,247)     (424,779,557)     (424,779,557)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (7,604,983)   $   (7,604,983)      604,257,616    $  604,105,501
=======================================================================================================
Class Y
Shares sold                            48,250,894    $   48,250,894       210,334,740    $  210,336,007
Reinvestment of distributions               2,170             2,170            31,156            31,156
Less shares repurchased               (60,797,963)      (60,797,963)     (175,366,595)     (175,366,595)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)            (12,544,899)   $  (12,544,899)       34,999,301    $   35,000,568
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     17

Financial Highlights

The accompanying notes are an integral part of these financial statements.
                                                                     Six Months
                                                                     Ended
                                                                     1/31/10          Year Ended    Year Ended
                                                                     (unaudited)      7/31/09       7/31/08
Class A
Net asset value, beginning of period                                 $   1.00         $   1.00      $  1.00
--------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                               $  (0.00)(b)     $   0.01      $  0.03
--------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                               $  (0.00)(b)     $  (0.01)     $ (0.03)
--------------------------------------------------------------------------------------------------------------
Capital contributions                                                $     --         $     --      $    --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   1.00         $   1.00      $  1.00
==============================================================================================================
Total return*                                                            0.01%            0.61%        2.55%
Ratio of net expenses to average net assets+                             0.19%**          0.39%        0.85%
Ratio of net investment income (loss) to average net assets+            (0.01)%**         0.12%        2.37%
Net assets, end of period (in thousands)                             $644,151         $651,773      $47,807
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            0.64%**          0.69%        0.85%
 Net investment income (loss)                                           (0.46)%**       (0.18)%        2.37%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                            0.19%**          0.39%        0.84%
 Net investment income (loss)                                           (0.01)%**         0.12%        2.38%
==============================================================================================================


                                                                       Year Ended    Year Ended    Year Ended
                                                                       7/31/07       7/31/06 (a)   7/31/05
Class A
Net asset value, beginning of period                                   $  1.00       $  1.00       $   1.00
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                 $  0.05       $  0.03       $   0.02
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                 $ (0.05)      $ (0.03)      $  (0.02)
-----------------------------------------------------------------------------------------------------------
Capital contributions                                                  $    --       $    --       $   0.00(b)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  1.00       $  1.00       $   1.00
===========================================================================================================
Total return*                                                             4.59%         3.36%          1.62%
Ratio of net expenses to average net assets+                              0.68%         0.90%          0.70%
Ratio of net investment income (loss) to average net assets+              4.55%         3.36%          1.62%
Net assets, end of period (in thousands)                               $26,293       $31,687       $ 70,793
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             0.68%         0.92%          0.69%
 Net investment income (loss)                                             4.55%         3.34%          1.63%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                             0.68%         0.90%          0.70%
 Net investment income (loss)                                             4.55%         3.36%          1.62%
===========================================================================================================

(a) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

18    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

                                                                    Six Months
                                                                    Ended
                                                                    1/31/10          Year Ended  Year Ended
                                                                    (unaudited)      7/31/09     7/31/08
Class Y
Net asset value, beginning of period                                $   1.00         $ 1.00      $  1.00
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                              $   0.00 (b)     $ 0.01      $  0.03
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                              $  (0.00)(b)     $(0.01)     $ (0.03)
-----------------------------------------------------------------------------------------------------------
Capital contributions                                               $      --        $   --      $    --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   1.00         $ 1.00      $  1.00
===========================================================================================================
Total return*                                                           0.01%          0.66%        2.78%
Ratio of net expenses to average net assets+                            0.15%**        0.41%        0.60%
Ratio of net investment income to average net assets+                   0.03%**        0.55%        2.84%
Net assets, end of period (in thousands)                            $ 59,843         $72,377     $37,353
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                           0.47%**        0.54%        0.60%
 Net investment income (loss)                                          (0.29)%**       0.42%        2.84%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                           0.15%**        0.41%        0.60%
 Net investment income                                                  0.03%**        0.55%        2.84%
===========================================================================================================


                                                                      Year Ended    Year Ended    Year Ended
                                                                      7/31/07       7/31/06 (a)   7/31/05
Class Y
Net asset value, beginning of period                                  $  1.00       $  1.00       $   1.00
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                $  0.05       $  0.03       $   0.02
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                $ (0.05)      $ (0.03)      $  (0.02)
-----------------------------------------------------------------------------------------------------------
Capital contributions                                                 $    --       $    --       $   0.00(b)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  1.00       $  1.00       $   1.00
===========================================================================================================
Total return*                                                            4.76%         3.56%          1.67%
Ratio of net expenses to average net assets+                             0.56%         0.69%          0.65%
Ratio of net investment income to average net assets+                    4.66%         3.59%          1.60%
Net assets, end of period (in thousands)                              $71,565       $69,387       $ 96,014
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            0.56%         0.72%          0.85%
 Net investment income (loss)                                            4.66%         3.57%          1.40%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                            0.56%         0.69%          0.65%
 Net investment income                                                   4.66%         3.59%          1.60%
===========================================================================================================


(a) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10    19

Notes to Financial Statements | 1/31/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Treasury Reserves Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short-term securities.

The Fund currently offers two classes of shares designated as Class A and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Although the Fund seeks to preserve the value of its shares at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


20     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Mutual funds are valued at net asset value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2009 was as follows:

----------------------------------------------
                                          2009
----------------------------------------------
   Distributions paid from:
   Ordinary income                    $744,175
----------------------------------------------
     Total                            $744,175
==============================================

  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2009:

----------------------------------------------
                                          2009
----------------------------------------------
   Distributable earnings:
   Dividend payable                  $ (3,908)
----------------------------------------------
     Total                           $ (3,908)
==============================================

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     21

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund. Class Y shares do not pay distribution fees (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the six months ended January 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.40% of the Fund's average daily net assets.


22     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Fund's yield during the period of the limitation. This expense limitation is voluntary and temporary and may be revised or terminated at any time without notice.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.65% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through June 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,492, in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, The Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2010, out-of-pocket expenses by class of shares were as follows:


---------------------------------------------
 Shareholder Communications:
---------------------------------------------
 Class A                              $83,638
 Class Y                                2,328
---------------------------------------------
  Total                               $85,966
---------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,481 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredit, 0.15% of the


             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     23
average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. There are no distribution or service fees charged for Class Y shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,232 in distribution fees payable from PFD at January 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2010, there were no CDSCs paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2010, the Fund's expenses were not reduced under such arrangements.

6. Reorganization Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Select Treasury Money Market Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan Keegan Select Treasury Money Market Fund for shares of Pioneer Treasury Reserves Fund. Shareholders holding Class A shares of Regions Morgan Keegan Select Treasury Money Market Fund received Class A shares of Pioneer Treasury Reserves Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date.

24     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

----------------------------------------------------------------------------------------------
                                                  Regions Morgan
                           Pioneer                Keegan Select          Pioneer
                           Treasury               Treasury Money         Treasury
                           Reserves Fund          Market Fund            Reserves Fund
                           (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
----------------------------------------------------------------------------------------------
 Net Assets
 Class A                   $125,927,804           $640,085,384           $766,013,188
 Class Y                   $ 67,735,885           $         --           $ 67,735,885
----------------------------------------------------------------------------------------------
 Total Net Assets          $193,663,689           $640,085,384           $833,749,073
==============================================================================================
 Shares Outstanding
 Class A                    125,828,080            640,085,384            765,913,464
 Class Y                     67,609,848                     --             67,609,848
 Shares Issued in
  Reorganization
 Class A                                                                  640,085,384
 Class Y                                                                           --

-------------------------------------------------------------------------------------
                                                  Unrealized
                                                  Appreciation/          Accumulated
                                                  Depreciation           Gain On
                                                  On Closing Date        Closing Date
-------------------------------------------------------------------------------------
 Regions Morgan Keegan Select
 Treasury Money Market Fund                       $--                    $2,302,593

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through March 25, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     25

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Treasury Reserves Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

26     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Lipper, Inc. (Lipper), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Lipper category for the one and three year periods ended June 30, 2009 and in the second quintile of its Lipper category for the five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Lipper and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Lipper peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     27
accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

28     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     29

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


30     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

                           This page for your notes.

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     31

                           This page for your notes.

32     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

                           This page for your notes.

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     33

                           This page for your notes.

34     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

                           This page for your notes.

             Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10     35

                           This page for your notes.

36     Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 31, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 31, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date March 31, 2010

* Print the name and title of each signing officer under his or her signature.